As filed with the Securities and Exchange Commission on September 16, 2015

Securities Act of 1933 File No. 033-78960

Investment Company Act of 1940 File No. 811-08510

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 62	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 65	☒

MATTHEWS INTERNATIONAL FUNDS

(Exact Name of Registrant as Specified in Charter)

Four Embarcadero Center, Suite 550

San Francisco, CA 94111

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (415) 788-6036

William J. Hackett, President

Four Embarcadero Center, Suite 550

San Francisco, CA 94111

(Name and Address of Agent for Service)

Copies To:

David Monroe, Vice President

Four Embarcadero Center, Suite 550

San Francisco, CA 94111

David A. Hearth, Esq.

Paul Hastings LLP

55 Second Street

San Francisco, CA 94105

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☐	on pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☒	on November 30, 2015 pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION

DATED SEPTEMBER 16, 2015

Matthews Asia Funds

PROSPECTUS

[ ], 2015	MATTHEWS ASIA VALUE FUND

Investor Class Shares (XXXXX)
Institutional Class Shares (XXXXX)

matthewsasia.com

The U.S. Securities and Exchange Commission (the “SEC”) has not approved or disapproved the Fund. Also, the SEC has not passed upon the adequacy or accuracy of this prospectus. Anyone who informs you otherwise is committing a crime.

Please read this document carefully before you make any investment decision. If you have any questions, do not hesitate to contact a Fund representative at 800.789.ASIA (2742) or visit matthewsasia.com.

Please keep this prospectus with your other account documents for future reference.

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Asia Value Strategy [Insert Logo]

Matthews Asia Value Fund

FUND SUMMARY

Investment Objective

Long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Matthews Asia Value Fund (the “Fund”).

	Investor Class		Institutional Class
SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Account Fee on Redemptions (for wire redemptions only)	$9		$9

ANNUAL OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	[0.66	]%	[0.66	]%
Distribution (12b-1) Fees	—		—
Other Expenses(1)	[1.45	]%	[1.29	]%
Administration and Shareholder Servicing Fees	[0.14	]%	[0.14	]%
Total Annual Fund Operating Expenses	[2.11	]%	[1.95	]%
Fee Waiver and Expenses Reimbursement(2)	[0.66	]%	[0.70	]%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	[1.45	]%	[1.25	]%

(1)	“Other Expenses” for the Fund are based on estimated amounts for the current fiscal year.
(2)	Matthews International Capital Management, LLC (“Matthews”) has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, front-end or contingent deferred loads, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 1.25%, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 1.25% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 1.25%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or to exceed any other agreed upon expense limitation for that year. This agreement will remain in place until [April 30, 2017], may be renewed for additional periods not exceeding one year and may be terminated at any time by the Board of Trustees or the Trust on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

EXAMPLE OF FUND EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Investor Class	One year:	$	[	]	Three years:	$	[	]

Institutional Class	One year:	$	[	]	Three years:	$	[	]

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PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example of fund expenses, affect the Fund’s performance. Because the Fund is newly formed and commenced operations on [November 30], 2015, no portfolio turnover rate data is available for the Fund.

Principal Investment Strategy

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in common stock, preferred stock and other equity securities, and convertible securities of companies located in Asia. Asia consists of all countries and markets in Asia and includes developed, emerging, and frontier countries and markets in the Asian region. A company is considered to be “located” in a country or a region if it has substantial ties to that country or region, and currently, Matthews makes that determination primarily based on one or more of the following five criteria: if the company (i) is organized under the laws of that country or any country in that region; (ii) derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed, or has at least 50% of its assets located, within that country or region; (iii) has the primary trading markets for its securities in that country or region; (iv) has its principal place of business in or is otherwise headquartered in that country or region; or (v) is a governmental entity or an agency, instrumentality or a political subdivision of that country or any country in that region. The Fund may also invest in depositary receipts, including American, European and Global Depositary Receipts.

Matthews is a fundamental investor and will seek to construct a diversified portfolio of securities of undervalued companies from the Asian region. The Fund will seek to invest in Asian companies that Matthews believes are high quality, undervalued companies that have strong balance sheets, are focused on their shareholders, and are well-positioned to take advantage of Asia’s economic and financial evolution. The Fund attempts to offer investors a relatively stable means of participating in the economic prospects of the Asian region. The Fund may invest in companies of any size, including smaller size companies. Matthews measures a company’s size with respect to fundamental criteria such as, but not limited to, market capitalization, book value, revenues, profits, cash flow, dividends paid and number of employees.

Matthews’ value investment process focuses on a company’s intrinsic value. Matthews seeks out companies whose share price trades at a substantial discount to its estimate of the company’s intrinsic value. Intrinsic value includes both tangible and intangible, and quantitative and qualitative factors such as: a sound balance sheet, competitive market position, strong management, and favorable shareholder orientation. Investing in a company with a sound balance sheet (without excessive leverage) helps to reduce the risk of reliance on external sources of capital and gives management the ability to build value opportunistically. Matthews also seeks out companies with a competitive position in their industry and region. Matthews seeks out companies with strong management that includes good corporate governance, a clear business strategy, integrity, and a demonstrated capacity for adaptability. Matthews also focuses on companies with a history of generating high incremental returns on capital. Matthews seeks companies whose management has built value for shareholders and has a good capital allocation track record.

Matthews seeks to create an investable universe of value companies that it believes trade at market values with discounts to their intrinsic value, have strong financial and market positions, have strong management and are oriented to creating value for their shareholders. Matthews assesses companies within this universe according to each of these factors. Generally, Matthews will establish larger positions in companies trading at a greater discount to Matthews’ estimate of their intrinsic value (taking into account other concerns such as diversification, risk management and liquidity). The Fund may sell positions as their market price approaches their intrinsic value, when more attractive alternatives are identified, or Matthews believes that corporate governance issues may have developed.

Although Matthews generally believes that investors benefit in the long term when their assets are fully invested, Matthews also believes that some types of funds that employ a value investing approach, such as the Fund, may benefit from holding cash under certain market conditions so that the Fund could deploy capital during market downturns. As a result, the Fund may, subject to other requirements and limitations, hold up to 15% of its net assets in cash or cash equivalent investments.

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Principal Risks of Investment

There is no guarantee that your investment in the Fund will increase in value. The value of your investment in the Fund could go down, meaning you could lose money. The principal risks of investing in the Fund are:

Political, Social and Economic Risks: The value of the Fund’s assets may be adversely affected by political, economic, social and religious instability; inadequate investor protection; changes in laws or regulations of countries within the Asian region (including countries in which the Fund invests, as well as the broader region); international relations with other nations; natural disasters; corruption and military activity. The Asian region, and particularly China, Japan and South Korea, may be adversely affected by political, military, economic and other factors related to North Korea. In addition, China’s long-running conflict over Taiwan, border disputes with many of its neighbors and historically strained relations with Japan could adversely impact economies in the region. The economies of many Asian countries differ from the economies of more developed countries in many respects, such as rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial system stability, the national balance of payments position and sensitivity to changes in global trade. Certain Asian countries are highly dependent upon and may be affected by developments in the United States, Europe and other Asian economies.

Currency Risks: When the Fund conducts securities transactions in a foreign currency, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. The value of an investment denominated in a foreign currency will decline in dollar terms if that currency weakens against the dollar. While the Fund is permitted to hedge currency risks, Matthews does not anticipate doing so at this time. Additionally, Asian countries may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such controls may also affect the value of the Fund’s holdings.

Risks Associated with Emerging and Frontier Markets: Many Asian countries are considered emerging or frontier markets. Such markets are often less stable politically and economically than developed markets such as the United States, and investing in these markets involves different and greater risks. There may be less publicly available information about companies in many Asian countries, and the stock exchanges and brokerage industries in many Asian countries typically do not have the level of government oversight as do those in the United States. Securities markets of many Asian countries are also substantially smaller, less liquid and more volatile than securities markets in the United States.

Depositary Receipts: Although depositary receipts have risks similar to the securities that they represent, they may also involve higher expenses and may trade at a discount (or premium) to the underlying security. In addition, depositary receipts may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange.

Volatility: The smaller size and lower levels of liquidity in emerging markets, as well as other factors, may result in changes in the prices of Asian securities that are more volatile than those of companies in more developed regions. This volatility can cause the price of the Fund’s shares (NAV) to go up or down dramatically. Because of this volatility, it is recommended that you invest in the Fund only for the long term (typically five years or longer).

Value Stock Risk: Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock’s intrinsic worth, or the expected value was misgauged. They also may decline in price even though they are already undervalued.

Convertible Securities: The Fund may invest in convertible preferred stocks, and convertible bonds and debentures. The risks of convertible bonds and debentures include repayment risk and interest rate risk. Many Asian convertible securities are not rated by rating agencies like Moody’s Investors Service, Inc. (“Moody’s”), Standard and Poor’s Corporation (“S&P”) and Fitch Inc. (“Fitch”), or, if they are rated, they may be rated below investment grade (these are referred to as “junk bonds,” which are primarily speculative securities, and include unrated securities, regardless of quality), which may have a greater risk of default. Investments in convertible securities may also subject the Fund to currency risk and risks associated with foreign exchange rate. Convertible securities may trade less frequently and in lower volumes, making it difficult for the Fund to value those securities.

Risks Associated with Smaller Size Companies: Smaller size companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

Cash Level: This Fund may from time to time maintain up to 15% of its net assets in cash and cash equivalents that would not meet the Fund’s investment objective, especially in rising equity markets.

Past Performance

The Fund is new and does not have a full calendar year of performance or financial information to present. Once it has been in operation for a full calendar year, performance (including total return) and financial information will be presented. The Fund’s primary benchmark index is MSCI All Country Asia ex Japan Index.

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Investment Advisor

Matthews International Capital Management, LLC (“Matthews”)

Portfolio Managers

Lead Manager: Beini Zhou, CFA, has been a Portfolio Manager of the Asia Value Fund since its inception in 2015.

Co-Manager: Michael Han, CFA, has been a Portfolio Manager of the Asia Value Fund since its inception in 2015.

Co-Manager: Robert Harvey, CFA, has been a Portfolio Manager of the Asia Value Fund since its inception in 2015.

For important information about the Purchase and Sale of Fund Shares; Taxes; and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page [    ].

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Important Information

Purchase and Sale of Fund Shares

You may purchase and sell Fund shares directly through the Fund’s transfer agent by calling 800.789.ASIA (2742) or online at matthewsasia.com. Fund shares may also be purchased and sold through various securities brokers and benefit plan administrators or their sub-agents. You may purchase and redeem Fund shares by electronic bank transfer, check, or wire. The minimum initial and subsequent investment amounts for various types of accounts offered by the Fund are shown below.

Investor Class Shares

Type of Account	Minimum Initial Investment	Subsequent Investments
Non-retirement	$2,500	$100
Retirement and Coverdell	$500	$50

Institutional Class Shares*

Type of Account	Minimum Initial Investment	Subsequent Investments
All accounts	$3,000,000	$100

*	Minimum amount for Institutional Class Shares may be lower for purchases through certain financial intermediaries, and different minimums may apply for retirement plans and other arrangements subject to criteria set by Matthews.

Tax Information

The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Tax-deferred arrangements may be taxed later upon withdrawal from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), Matthews may pay the intermediary for the sale of Fund shares and related services. Shareholders who purchase or hold Fund shares through an intermediary may inquire about such payments from that intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL FUND INFORMATION

Investment Objective of the Fund

The investment objective of the Fund is as follows:

ASIA VALUE STRATEGY

Matthews Asia Value Fund	Long-term capital appreciation

Fundamental Investment Policies

The investment objective of the Fund is fundamental. This means that it cannot be changed without a vote of a majority of the voting securities of the Fund.

The manner in which the investment advisor to the Fund attempts to achieve the Fund’s investment objective is not fundamental and may be changed without shareholder approval. While an investment policy or restriction may be changed by the Board of Trustees (the “Board” or “Board of Trustees”) of Matthews Asia Funds (the “Trust” or the “Matthews Asia Funds,” and each series of the Trust, a “Matthews Asia Fund”) (which oversees the management of the Matthews Asia Funds) without shareholder approval, you will be notified before we make any material change.

Matthews’ Investment Approach

Principal Investment Strategies

The principal investment strategy for the Fund is described in the Fund Summary.

Matthews has long-term investment goals, and its process aims to identify potential portfolio investments that can be held over an indefinite time horizon. Matthews regularly tests its beliefs and adjusts portfolio holdings in light of prevailing market conditions and other factors, including, among other things, economic, political or market events (e.g., changes in credit conditions or military action), changes in relative valuation (of a company’s growth prospects relative to other issuers), liquidity requirements and corporate governance.

Matthews Seeks to Invest in the Long-Term Economic Potential of the Asia Pacific Region

•	Matthews believes that the countries of the Asia Pacific region will continue to benefit from economic development over longer investment horizons.

•	Matthews seeks to invest in those companies that it believes will benefit from the long-term economic evolution of the region and that will help the Fund achieve its investment objective.

•	Matthews generally does not hedge currency risks in the equity portfolios that it manages.

Matthews and the Fund Believe in Investing for the Long Term

•	Matthews constructs portfolios with long investment horizons—typically five years or longer.

Non-Principal Investment Strategies

In seeking to achieve the investment objectives for the Fund, Matthews also employs the investment approach and other non-principal investment strategies as described below.

Matthews invests in the Asia Pacific region (as defined on page [    ]) based on its assessment of the future development and economic prospects of companies located in that region. Matthews believes that the region’s countries are on paths toward economic development and, in general, deregulation and greater openness to market forces. Matthews believes in the potential for these economies, and that the intersection of development and deregulation will give rise to new markets and create opportunities for further growth. Matthews attempts to capitalize on its beliefs by investing in companies it considers to be well-positioned to participate in the region’s economic evolution. Matthews uses a range of approaches to participate in the anticipated growth of the Asia Pacific region to suit clients’ differing needs and investment objectives.

Matthews researches the fundamental characteristics of individual companies to help to understand the foundation of a company’s long-term potential, and to assess whether it is generally consistent with Matthews’ expectations for the region’s economic evolution. Matthews evaluates potential portfolio holdings on the basis of their individual merits, and invests in those companies that it believes are positioned to help the Fund achieve its investment objective.

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Matthews Is an Active Investor with Strong Convictions

•	Matthews uses an active approach to investment management (rather than relying on passive or index strategies) because it believes that the current composition of the stock markets and indices may not be the best guide to the most successful industries and companies of the future.

•	Matthews invests in individual companies based on fundamental analysis that aims to develop an understanding of a company’s long-term business prospects.

•	Matthews monitors the composition of benchmark indices but is not constrained by their composition or weightings, and constructs portfolios independently of indices.

•	Matthews believes that investors benefit in the long term when the Fund is fully invested, subject to market conditions and the Fund’s particular investment objective.

Matthews Is a Fundamental Investor

•	Matthews believes that fundamental investing is based on identifying, analyzing and understanding basic information about a company or security. These factors may include matters such as balance sheet information; number of employees; size and stability of cash flow; management’s depth, adaptability and integrity; product lines; marketing strategies; corporate governance; and financial health.

•	Matthews may also consider factors such as:

•	Management: Does management exhibit integrity? Is there a strong corporate governance culture? What is the business strategy? Does management exhibit the ability to adapt to change and handle risk appropriately?

•	Evolution of Industry: Can the company’s development be sustained as the industry and environment evolve?

•	Following this fundamental analysis, Matthews seeks to invest in companies and securities that it believes are positioned to help the Fund achieve its investment objective.

Matthews Focuses on Individual Companies

•	Matthews develops views about the course of the region’s economic evolution over the long term.

•	Matthews then seeks to combine these beliefs with its analysis of individual companies and their fundamental characteristics.

•	Matthews then seeks to invest in companies and securities that it believes are positioned to help the Fund achieve its investment objective.

•	The Fund may invest in companies of any equity market capitalization (the number of shares outstanding times the market price per share). A company’s size (including its market capitalization) is not a primary consideration for Matthews when it decides whether to include that company’s securities in the Fund.

In extreme market conditions, Matthews may sell some or all of the Fund’s securities and temporarily invest its assets in U.S. government securities or money-market instruments backed by U.S. government securities, if it believes it is in the best interest of shareholders to do so. Since the Fund is newly formed and just commenced operations as of the date of this prospectus, this has never occurred; but if it were to occur, the investment goals of the Fund may not be achieved.

THE ASIA PACIFIC REGION IS DIVIDED INTO THE FOLLOWING GROUPS:

ASIA

Consists of all countries and markets in Asia, including developed, emerging, and frontier countries and markets in the Asian region

ASIA EX JAPAN

Includes all countries and markets in Asia excluding Japan

ASIA PACIFIC

Includes all countries and markets in Asia plus all countries and markets in the Pacific region, including Australia and New Zealand

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There is no guarantee that your investment in the Fund will increase in value. The value of your investment in the Fund could go down, meaning you could lose some or all of your investment.

For additional information about strategies and risks, see Fund description in the Fund Summary for the Fund and the Fund’s SAI. The SAI is available to you free of charge. To receive an SAI, please call 800.789.ASIA (2742), visit the Fund’s website at matthewsasia.com, or visit the website of the Securities of Exchange Commission (the “SEC”) at sec.gov and access the EDGAR database.

Risks of Investing in the Fund

The main risks associated with investing in the Fund are described below and in the Fund Summary at the front of this prospectus. Additional information is also included in the Fund’s Statement of Additional Information (“SAI”).

General Risks

There is no guarantee that the Fund’s investment objective will be achieved or that the value of the investments of the Fund will increase. If the value of the Fund’s investments declines, the net asset value per share (“NAV”) of the Fund will decline, and investors may lose some or all of the value of their investments.

Foreign securities held by the Fund may be traded on days and at times when the New York Stock Exchange (the “NYSE”) is closed, and the NAV of the Fund is therefore not calculated. Accordingly, the NAV of the Fund may be significantly affected on days when shareholders are not able to buy or sell shares of the Fund. For additional information on the calculation of the Fund’s NAV, see page [    ].

Your investment in the Fund is exposed to different risks, many of which are described below. Because of these risks, your investment in the Fund should constitute only a portion of your overall investment portfolio, not all of it. We recommend that you invest in the Fund only for the long term (typically five years or longer), so that you can better manage volatility in the Fund’s NAV (as described below). Investing in regionally concentrated, single-country or small company funds, such as the Fund, may not be appropriate for all investors.

Risks Associated with Matthews’ Investment Approach

Matthews is an active manager, and its investment process does not rely on passive or index strategies. For this reason, you should not expect that the composition of the Fund’s portfolio will closely track the composition or weightings of market indices (including the Fund’s benchmark index) or of the broader markets generally. As a result, investors should expect that changes in the Fund’s NAV and performance (over short and longer periods) will vary from the performance of such indices and of broader markets. Differences in the performance of the Fund and any index (or the markets generally) may also result from the Fund’s fair valuation procedures, which the Fund uses to value its holdings for purposes of determining the Fund’s NAV (see page [    ]).

Principal Risks

Developments in Global Credit and Equity Markets

Global capital markets in 2008 and 2009 experienced credit and valuation problems and the mass liquidation of investment portfolios. Although market conditions started to improve in 2009, many difficult conditions remain or may return. Because of the expansive scope of these conditions, past investment strategies and models may not be able to identify all significant risks that the Fund may encounter, or to predict the duration or intensity of these events. These conditions could prevent the Fund from successfully executing its investment strategies, result in future declines in the market values of the investment assets held by the Fund, or require the Fund to dispose of investments at a loss while such adverse market conditions prevail.

Value Stock Risk

Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock’s intrinsic worth, or the expected value was misgauged. They also may decline in price even though they are already undervalued.

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Preferred Stocks

Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event a company is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

Convertible Securities

As part of its investment strategy, the Fund may invest in convertible preferred stocks and convertible bonds and debentures. Convertible securities may, under specific circumstances, be converted into the common or preferred stock of the issuing company and may be denominated in U.S. dollars, euros or a local currency. The value of convertible securities varies with a number of factors including the value and volatility of the underlying stock, the level and volatility of interest rates, the passage of time, dividend policy and other variables.

The risks of convertible bonds and debentures include repayment risk and interest rate risk. Repayment risk is the risk that a borrower does not repay the amount of money that was borrowed (or “principal”) when the bond was issued. This failure to repay the amount borrowed is called a “default” and could result in losses for the Fund. Interest rate risk is the risk that market rates of interest may increase over the rate paid by a bond held by the Fund. When interest rates increase, the market value of a bond paying a lower rate generally will decrease. If the Fund were to sell such a bond, the Fund might receive less than it originally paid for it.

Investing in a convertible security denominated in a currency different from that of the security into which it is convertible may expose the Fund to currency risk as well as risks associated with the level and volatility of the foreign exchange rate between the security’s currency and the underlying stock’s currency. Convertible securities may trade less frequently and in lower volumes, or have periods of less frequent trading. Lower trading volume may also make it more difficult for the Fund to value such securities.

Risks Associated with Smaller Size Companies

The Fund may invest in securities of smaller size companies. Smaller size companies may offer substantial opportunities for capital growth; they also involve substantial risks, and investments in smaller size companies may be considered speculative. Such companies often have limited product lines, markets or financial resources. Smaller size companies may be more dependent on one or a few key persons and may lack depth of management. Larger portions of their stock may be held by a smaller number of investors (including founders and management) than is typical of larger companies. Credit may be more difficult to obtain (and on less advantageous terms) than for larger companies. As a result, the influence of creditors (and the impact of financial or operating restrictions associated with debt financing) may be greater than in larger or more established companies. Both of these factors may dilute the holdings, or otherwise adversely impact the rights of the Fund and smaller shareholders in corporate governance or corporate actions. Smaller size companies also may be unable to generate funds necessary for growth or development, or be developing or marketing new products or services for which markets are not yet established and may never become established. The Fund may have more difficulty obtaining information about smaller size companies, making it more difficult to evaluate the impact of market, economic, regulatory and other factors on them. Informational difficulties may also make valuing or disposing of their securities more difficult than it would for larger companies. Securities of smaller size companies may trade less frequently and in lesser volume than more widely held securities, and securities of such companies generally are subject to more abrupt or erratic price movements than more widely held or larger, more established companies or the market indices in general. Among the reasons for the greater price volatility are the less certain growth prospects of smaller size companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller size companies to changing economic conditions. For these and other reasons, the value of securities of smaller size companies may react differently to political, market and economic developments than the markets as a whole or than other types of stocks.

Regional and Country Risks

In addition to the risks discussed above and elsewhere in this prospectus, there are specific risks associated with investing in the Asia Pacific region, including the risk of severe economic, political or military disruption. The Asia Pacific region comprises countries in

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all stages of economic development. Some Asia Pacific economies may experience overextension of credit, currency devaluations and restrictions, rising unemployment, high inflation, underdeveloped financial services sectors, heavy reliance on international trade and prolonged economic recessions. Many Asia Pacific countries are dependent on foreign supplies of energy. A significant increase in energy prices could have an adverse impact on these economies and the region as a whole. In addition, some countries in the region are competing to claim or develop regional supplies of energy or other natural resources. This competition could lead to economic, political or military instability or disruption. Any military action or other instability could adversely impact the ability of the Fund to achieve its investment objective.

The economies of many Asia Pacific countries (especially those whose development has been export-driven) are dependent on the economies of the United States, Europe and other Asia Pacific countries, and, as seen in the developments in global credit and equity markets in 2008 and 2009, events in any of these economies could negatively impact the economies of Asia Pacific countries.

Currency fluctuations, devaluations and trading restrictions in any one country can have a significant effect on the entire Asia Pacific region. Increased political and social instability in any Asia Pacific country could cause further economic and market uncertainty in the region, or result in significant downturns and volatility in the economies of Asia Pacific countries. As an example, in the late 1990s, the economies in the Asian region suffered significant downturns and increased volatility in their financial markets.

The development of Asia Pacific economies, and particularly those of China, Japan and South Korea, may also be affected by political, military, economic and other factors related to North Korea. Negotiations to ease tensions and resolve the political division of the Korean peninsula have been carried on from time to time producing sporadic and inconsistent results. There have also been efforts to increase economic, cultural and humanitarian contacts among North Korea, South Korea, Japan and other nations. There can be no assurance that such negotiations or efforts will continue or will ease tensions in the region. Any military action or other instability could adversely impact the ability of the Fund to achieve its investment objective. Lack of available information regarding North Korea is also a significant risk factor.

Some companies in the region may have less established shareholder governance and disclosure standards than in the U.S. Some companies are controlled by family and financial institutional investors whose investment decisions may be hard to predict based on standard analytical techniques. Consequently, investments may be vulnerable to unfavorable decisions by the management or shareholders. Corporate protectionism (e.g., the adoption of poison pills and restrictions on shareholders seeking to influence management) is common, which could adversely impact the value of affected companies. As these countries may be considered emerging or frontier markets, the governments of these countries may be more unstable and more likely to impose controls on market prices (including, for example, limitations on daily price movements), which may negatively impact the Fund’s ability to acquire or dispose of a position in a timely manner. Emerging or frontier market countries may also impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. Additionally, because these markets may not be as mature, there may be increased settlement risks for transactions in local securities.

Economies in this region may also be more susceptible to natural disasters, or adverse changes in climate or weather. Economies in which agriculture occupies a prominent position, and countries with limited natural resources (such as oil and natural gas), may be especially vulnerable to natural disasters and climatic changes.

There are specific risks associated with the Fund’s investment in the Asia Pacific region. Provided below are risks of investing in various countries within the Asia Pacific region and are principal risks of the Fund to the extent its portfolio invests in such country or countries.

China, Hong Kong, Macau and Taiwan

China. The Chinese government exercises significant control over China’s economy through its industrial policies (e.g., allocation of resources and other preferential treatment), monetary policy, management of currency exchange rates, and management of the payment of foreign currency-denominated obligations. For over three decades, the Chinese government has been reforming economic and market practices, providing a larger sphere for private ownership of property, and interfering less with market forces. While currently contributing to growth and prosperity, these reforms could be altered or discontinued at any time. Changes in these policies could adversely impact affected industries or companies. In addition, the Chinese government may actively attempt to influence the operation of Chinese markets through currency controls, direct investments, limitations on specific types of transactions (such as short selling), limiting or prohibiting investors (including foreign institutional investors) from selling holdings in Chinese Companies, or by taking other similar actions. Such actions could adversely impact the Fund’s ability to achieve its investment objectives and could result in the Fund limiting or suspending shareholder redemptions privileges (as legally permitted, see Selling (Redeeming) Shares, page [    ]).

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Military conflicts, either in response to internal social unrest or conflicts with other countries could disrupt economic development. China’s long-running conflict over Taiwan remains unresolved, while territorial border disputes persist with several neighboring countries. While economic relations with Japan have deepened, the political relationship between the two countries has become more strained in recent years, which could weaken economic ties.

There is also a greater risk involved in currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation. The Chinese government also sometimes takes actions intended to increase or decrease the values of Chinese stocks. China’s economy, particularly its export-oriented sectors, may be adversely impacted by trade or political disputes with China’s major trading partners, including the United States.

As China’s consumer class emerges, China’s domestically oriented industries may be especially sensitive to changes in government policy and investment cycles. Social cohesion in China is being tested by growing income inequality and larger scale environmental degradation. Social instability could threaten China’s political system and economic growth, which could decrease the value of the Fund’s investments.

Accounting, auditing, financial, and other reporting standards, practices and disclosure requirements in China are different, sometimes in fundamental ways, from those in the U.S. and certain Western European countries. Although the Chinese government adopted a new set of Accounting Standards for Business Enterprises effective January 1, 2007, which are similar to the International Financial Reporting Standards, the accounting practices in China continue to be frequently criticized and challenged.

Hong Kong. Hong Kong has been governed by the Basic Law, which guarantees a high degree of autonomy from China in certain matters until 2047. If China were to exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance and have an adverse effect on the Fund’s investments. There is uncertainty as to whether China will continue to respect the relative independence of Hong Kong and refrain from exerting a tighter grip on Hong Kong’s political, economic and social concerns. In addition, the Hong Kong dollar trades within a fixed trading band rate to (or is “pegged” to) the U.S. dollar. This fixed exchange rate has contributed to the growth and stability of the Hong Kong economy. However, some market participants have questioned the continued viability of the currency peg. It is uncertain what effect any discontinuance of the currency peg and the establishment of an alternative exchange rate system would have on capital markets generally and the Hong Kong economy.

Macau. Although Macau is a Special Administrative Region (SAR) of China, it maintains a high-degree of autonomy from China in economic matters. Macau’s economy is heavily dependent on the gaming sector and tourism industries, and its exports are dominated by textiles and apparel. Accordingly, Macau’s growth and development are highly dependent upon external economic conditions, particularly those in China.

Taiwan. The political reunification of China and Taiwan, over which China continues to claim sovereignty, is a highly complex issue and is unlikely to be settled in the near future. Although the relationship between China and Taiwan has been improving, there is the potential for future political or economic disturbances that may have an adverse impact on the values of investments in either China or Taiwan, or make investments in China and Taiwan impractical or impossible. Any escalation of hostility between China and Taiwan would likely distort Taiwan’s capital accounts, as well as have a significant adverse impact on the value of investments in both countries and the region.

Other Asia Pacific Countries

Australia. The Australian economy is dependent, in particular, on the price and demand for agricultural products and natural resources. The United States and China are Australia’s largest trade and investment partners, which may make the Australian markets sensitive to economic and financial events in those two countries. Australian markets may also be susceptible to sustained increases in oil prices as well as weakness in commodity and labor markets.

Bangladesh. Bangladesh is facing many economic hurdles, including weak political institutions, poor infrastructure, lack of privatization of industry and a labor force that has outpaced job growth in the country. High poverty and inflationary tensions may cause social unrest, which could weigh negatively on business sentiment and capital investment.

Bangladesh’s developing capital markets rely primarily on domestic investors. The recent overheating of the stock market and subsequent correction underscored weakness in capital markets and regulatory oversight. Corruption remains a serious impediment to investment and economic growth in Bangladesh, and the country’s legal system makes debt collection unpredictable, dissuading foreign investment. Bangladesh is geographically located in a part of the world that is historically prone to natural disasters and is economically sensitive to environmental events.

Cambodia. Cambodia is experiencing a period of political stability and relative peace following years of violence under the Khmer Rouge regime. Despite its recent growth and stability, Cambodia faces risks from a weak infrastructure (particularly power generation

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capacity and the high cost of electric power), a poorly developed education system, inefficient bureaucracy and charges of government corruption. Very low foreign exchange reserves make Cambodia vulnerable to sudden capital flight, and the banking system suffers from a lack of oversight and very high dollarization. Further, destruction of land-ownership records during the Khmer Rouge regime has resulted in numerous land disputes, which strain the country’s institutional capacity and threaten violence and demonstrations.

India. In India, the government has exercised and continues to exercise significant influence over many aspects of the economy. Government actions, bureaucratic obstacles and inconsistent economic reform within the Indian government have had a significant effect on its economy and could adversely affect market conditions, economic growth and the profitability of private enterprises. Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of their founders (including members of their families). Corporate governance standards of family-controlled companies may be weaker and less transparent, which increases the potential for loss and unequal treatment of investors. India experiences many of the risks associated with developing economies, including relatively low levels of liquidity, which may result in extreme volatility in the prices of Indian securities.

Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as sectarian groups within each country). The longstanding border dispute with Pakistan remains unresolved. In recent years, terrorists believed to be based in Pakistan struck Mumbai (India’s financial capital), further damaging relations between the two countries. If the Indian government is unable to control the violence and disruption associated with these tensions (including both domestic and external sources of terrorism), the result may be military conflict, which could destabilize the economy of India. Both India and Pakistan have tested nuclear arms, and the threat of deployment of such weapons could hinder development of the Indian economy, and escalating tensions could impact the broader region, including China.

Indonesia. Indonesia’s political institutions and democracy have a relatively short history, increasing the risk of political instability. Indonesia has in the past faced political and militant unrest within several of its regions, and further unrest could present a risk to the local economy and stock markets. The country has also experienced acts of terrorism, predominantly targeted at foreigners, which has had a negative impact on tourism. Corruption and the perceived lack of a rule of law in dealings with international companies in the past may have discouraged much needed foreign direct investment. Should this issue remain, it could negatively impact the long-term growth of the economy. In addition, many economic development problems remain, including high unemployment, a developing banking sector, endemic corruption, inadequate infrastructure, a poor investment climate and unequal resource distribution among regions.

Japan. The Japanese yen has shown volatility over the past two decades and such volatility could affect returns in the future. The yen may also be affected by currency volatility elsewhere in Asia, especially Southeast Asia. Depreciation of the yen, and any other currencies in which the Fund’s securities are denominated, will decrease the value of the Fund’s holdings. Japan’s economy could be negatively impacted by many factors, including rising interest rates, tax increases and budget deficits.

In the longer term, Japan will have to address the effects of an aging population, such as a shrinking workforce and higher welfare costs. To date, Japan has had restrictive immigration policies that, combined with other demographic concerns, appear to be having a negative impact on the economy. Japan’s growth prospects appear to be dependent on its export capabilities. Japan’s neighbors, in particular China, have become increasingly important export markets. Despite a deepening in the economic relationship between Japan and China, the countries’ political relationship has at times been strained in recent years. Should political tension increase, it could adversely affect the economy, especially the export sector, and destabilize the region as a whole. Japan also remains heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the economy.

Laos. Laos is a poor, developing country ruled by an authoritarian, Communist, one-party government. It is politically stable, with political power centralized in the Lao People’s Revolutionary Party. Laos’ economic growth is driven largely by the construction, mining and hydroelectric sectors. However, the increased development of natural resources could lead to social imbalances, particularly in light of Laos’ underdeveloped health care and education systems. Laos is a poorly regulated economy with limited rule of law. Corruption, patronage and a weak legal system threaten to slow economic development. Another major risk for Laos is the stability of its banks, which, despite the significant credit growth since 2009, are under-capitalized and inadequately supervised.

Malaysia. Malaysia has previously imposed currency controls and a 10% “exit levy” on profits repatriated by foreign entities such as the Fund and has limited foreign ownership of Malaysian companies (which may artificially support the market price of such companies). The Malaysian capital controls have been changed in significant ways since they were first adopted without prior warning on September 1, 1998. Malaysia has also abolished the exit levy. However, there can be no assurance that the Malaysian capital controls will not be changed adversely in the future or that the exit levy will not be re-established, possibly to the detriment of the Fund and its shareholders. In addition, Malaysia is currently exhibiting political instability which could have an adverse impact on the country’s economy.

Mongolia. Mongolia has experienced political instability in conjunction with its election cycles. Mongolian governments have had a history of cycling favorable treatment among China, Russia, Japan, the United States and Europe and may at any time abruptly change current policies in a manner adverse to investors. In addition, assets in Mongolia may be subject to nationalization, requisition or

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confiscation (whether legitimate or not) by any government authority or body. Government corruption and inefficiencies are also a problem. Mongolia’s unstable economic policies and regulations towards foreign investors threaten to impede necessary growth of production capacity. Additionally, the Mongolian economy is extremely dependent on the price of minerals and Chinese demand for Mongolian exports.

Myanmar. Myanmar (formerly Burma) is emerging from nearly half a century of isolation under military rule and from the gradual suspension of sanctions imposed for human-rights violations. However, Myanmar struggles with rampant corruption, poor infrastructure (including basic infrastructure, such as transport, telecoms and electricity), ethnic tensions, a shortage of technically proficient workers and a dysfunctional bureaucratic system. Myanmar has no established corporate bond market or stock exchange and has a limited banking system. Additionally, despite democratic trends and progress on human rights, Myanmar’s political situation remains fluid, and there remains the possibility of reinstated sanctions.

Pakistan. Changes in the value of investments in Pakistan and in companies with significant economic ties to that country largely depend on continued economic growth and reform in Pakistan, which remains uncertain and subject to a variety of risks. Pakistan has faced, and continues to face, high levels of political instability and social unrest at both the regional and national levels. Ongoing border disputes with India may result in armed conflict between the two nations, and Pakistan’s geographic location and its shared borders with Afghanistan and Iran increase the risk that it will be involved in, or otherwise affected by, international conflict. Pakistan’s economic growth is in part attributable to high levels of international support, which may be significantly reduced or terminated in response to changes in the political leadership of Pakistan. Pakistan faces a wide range of other economic problems and risks, such as the uncertainty over the privatization efforts, the substantial natural resource constraints it is subject to, its large budgetary and current account deficits as well as trade deficits, its judicial system that is still developing and widely perceived as lacking transparency, and inflation.

Papua New Guinea. Papua New Guinea is a small country that faces challenges in maintaining political stability. Papua New Guinea’s newly elected government promises reforms to address rampant corruption and revolving-door politics, but the success of these efforts remains to be seen. Other challenges facing Papua New Guinea include providing physical security for foreign investors, regaining investor confidence, restoring integrity to state institutions, privatizing state institutions and maintaining good relations with Australia. Exploitation of Papua New Guinea’s natural resources is limited by terrain, land tenure issues and the high cost of developing infrastructure. Papua New Guinea has several thousand distinct and heterogeneous indigenous communities, which create additional challenges in dealing with tribal conflicts, some of which have been going on for millennia.

Philippines. Philippines’ consistently large budget deficit has produced a high debt level and has forced the country to spend a large portion of its national government budget on debt service. Large, unprofitable public enterprises, especially in the energy sector, contribute to the government’s debt because of slow progress on privatization.

Singapore. As a small open economy, Singapore is particularly vulnerable to external economic influences, such as the Asian economic crisis of the late 1990s. Singapore has been a leading manufacturer of electronics goods. However, the extent to which other countries can successfully compete with Singapore in this and related industries, and adverse Asian economic influences generally, may negatively affect Singapore’s economy.

South Korea. Investing in South Korean securities has special risks, including those related to political, economic and social instability and the potential for increased militarization in North Korea (see Regional and Country Risks above). The market capitalization and trading volume of issuers in South Korean securities markets are concentrated in a small number of issuers, which results in potentially fewer investment opportunities for the Fund. South Korea’s financial sector has shown certain signs of systemic weakness and illiquidity, which, if exacerbated, could prove to be a material risk for any investments in South Korea.

There are also a number of risks to the Fund associated with the South Korean government. The South Korean government has historically exercised and continues to exercise substantial influence over many aspects of the private sector. The South Korean government from time to time has informally influenced the prices of certain products, encouraged companies to invest or to concentrate in particular industries and induced mergers between companies in industries experiencing excess capacity.

Sri Lanka. Civil war and terrorism have disrupted the economic, social and political stability of Sri Lanka for decades. While these tensions appear to have lessened, there is potential for continued instability resulting from ongoing ethnic conflict. Sri Lanka faces severe income inequality, high inflation and a sizable public debt load. Sri Lanka relies heavily on foreign assistance in the form of grants and loans from a number of countries and international organizations such as the World Bank and the Asian Development Bank. Changes in international political sentiment may have significant adverse effects on the Sri Lankan economy.

Thailand. In recent years Thailand has experienced increased political, social and militant unrest, negatively impacting tourism and the broader economy. Thailand’s political institutions remain unseasoned, increasing the risk of political instability. In September 2006, Thailand’s elected Government was overthrown in a military coup and replaced by new leadership backed by a military junta. Political and social unrest have continued following the coup and have resulted in ongoing disruptions, violent protests and clashes

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between citizens and the government. These events have negatively impacted the Thai economy, and the long-term effect of these developments remains unclear. The Thai government has historically imposed investment controls apparently designed to control volatility in the Thai baht and to support certain export-oriented Thai industries. These controls have largely been suspended, although there is no guarantee that such controls will not be re-imposed. However, partially in response to these controls, an offshore market for the exchange of Thai baht developed. The depth and transparency of this market have been uncertain.

Vietnam. In 1992, Vietnam initiated the process of privatization of state-owned enterprises, and expanded that process in 1996. However, some Vietnamese industries, including commercial banking, remain dominated by state-owned enterprises, and for most of the private enterprises, a majority of the equity is owned by employees and management boards and on average more than one-third of the equity is owned by the government with only a small percentage of the equity being owned by investors. In addition, Vietnam continues to impose limitations on foreign ownership of Vietnamese companies and has in the past imposed arbitrary repatriation taxes on foreign owners. Inflation threatens long-term economic growth and may deter foreign investment in the country. In addition, foreign currency reserves in Vietnam may not be sufficient to support conversion into the U.S. dollar (or other more liquid currencies). Vietnamese markets have relatively low levels of liquidity, which may result in extreme volatility in the prices of Vietnamese securities. Market volatility may also be heightened by the actions of a small number of investors.

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Additional Risks

The following additional or non-principal risks also apply to investments in the Fund.

Investment in a Smaller Number of Companies or Industries

From time to time, a relatively small number of companies and industries may represent a large portion of the total stock market in a particular country or region, and these companies and industries may be more sensitive to adverse social, political, economic or regulatory developments than funds whose portfolios are more diversified. Events affecting a small number of companies or industries may have a significant and potentially adverse impact on your investment in the Fund, and the Fund’s performance may be more volatile than that of funds that invest globally.

Credit Ratings

In this prospectus, references are made to credit ratings of debt securities, which measure an issuer’s expected ability to pay principal and interest over time (but not other risks, including market risks). Credit ratings are determined by rating organizations, such as Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Corporation (“S&P”) and Fitch Inc. (“Fitch”), based on their view of past and potential developments related to an issuer (or security). Such potential developments may not reflect actual developments and a rating organization’s evaluation may be incomplete or inaccurate. For a further description of credit ratings, see “Appendix: Bond Ratings” in the Fund’s SAI.

Passive Foreign Investment Companies (“PFICS”)

The Fund may invest in PFICs. Investments in PFICs may subject the Fund to taxes and interest charges that cannot be avoided, or that can be avoided only through complex methods that may have the effect of imposing a less favorable tax rate or accelerating the recognition of gains and payment of taxes.

Initial Public Offerings (“IPOs”)

IPOs of securities issued by unseasoned companies with little or no operating history are risky, and their prices are highly volatile, but they can result in very large gains in their initial trading. Attractive IPOs are often oversubscribed and may not be available to the Fund or may be available only in very limited quantities. Thus, when the Fund’s size is smaller, any gains or losses from IPOs may have an exaggerated impact on the Fund’s performance than when it is larger. Although IPO investments have had a positive impact on the performance of some funds, there can be no assurance that the Fund will have favorable IPO investment opportunities in the future or that the Fund’s investments in IPOs will have a positive impact on its performance.

Market Timing and Other Short-Term Trading

The Fund is not intended for short-term trading by investors. Investors who hold shares of the Fund for the short term, including market-timers, may harm the Fund and other shareholders by diluting the value of their shares, disrupting management of the Fund’s portfolio and causing the Fund to incur additional costs, which are borne by non-redeeming shareholders. The Fund attempts to discourage time-zone arbitrage and similar market-timing activities, which seek to benefit from any differences between the Fund’s NAV and the fair value of its holdings that may occur between the closing times of foreign and U.S. markets, with the latter generally used to determine when the Fund’s NAV is calculated. See page [    ] for additional information on the Fund’s policies and procedures related to short-term trading and market-timing activity.

Investment in China A Shares

Matthews has applied for and received a license as a Qualified Foreign Institutional Investor from the China Securities Regulatory Commission and has been allocated by the State Administration of Foreign Exchange (“SAFE”) of China a quota (the “QFII Quota”), which represents the initial amount that Matthews may invest in stocks of Chinese companies listed on the Shanghai Stock Exchange and the Shenzhen Stock Exchange and traded and denominated in the currency of China, the renminbi (“China A Shares”) on behalf of clients whose portfolios it manages, including for this purpose any series, sub-fund, sleeve, or other sub-account of such client (each an “A Share Investor”). Matthews has, and may periodically request increases in its quota. To date SAFE has granted Matthews’ requests for quota increases, but there is no assurance that SAFE will continue to do so. Once the QFII Quota available as

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of any relevant time has been invested, there can be no assurance that any additional QFII Quota will become available. For a further discussion of China A Shares and risks associated with investing in China A Shares, see “China A Shares” in the Fund’s SAI.

Under Chinese law, Matthews, as holder of the QFII Quota is required to maintain custody of China A Share assets held as part of the QFII Quota with a local custodian in its own name for the benefit of the A Share Investors (the “A Share Account”). In addition, the local Chinese custodian will maintain, on its books and records, a sub-account on behalf of each A Share Investor with respect to the China A Share assets held by each individual A Share Investor.

Matthews has agreed with each A Share Investor that Matthews has and shall have no beneficial interest in such China A Share assets and that they belong exclusively to the individual A Share Investors in whose name they are held on the books and records of the Chinese custodian. In addition, each A Share Investor has agreed that such A Share Investor has an interest solely in the China A Share assets held through the QFII Quota that are registered in its name on the books and records of the Chinese custodian, and that they have no interest in any China A Share assets held on the books and records of the Chinese custodian in the name of any other A Share Investor.

A Share Investors, including the Fund, bear the costs of maintaining their sub-account on the books and records of the Chinese custodian, as well as their share of the costs of maintaining the A Share Account.

Although China A Shares generally trade in liquid markets, because of the repatriation limitations imposed by the Chinese government, the Fund’s investment in China A Shares may be illiquid and subject to the Fund’s policy of investing no more than 15% of its net assets in illiquid securities.

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Management of the Fund

Matthews International Capital Management, LLC is the investment advisor to the Fund. Matthews is located at Four Embarcadero Center, Suite 550, San Francisco, California 94111 and can be reached toll free by telephone at 800.789.ASIA (2742). Matthews was founded in 1991 by G. Paul Matthews. Since its inception, Matthews has specialized in managing portfolios of Asian securities. Matthews invests the Fund’s assets, manages the Fund’s business affairs, supervises the Fund’s overall day-to-day operations, and provides the personnel needed by the Fund with respect to Matthews’ responsibilities pursuant to an Investment Advisory Agreement dated as of August 13, 2014, and most recently amended effective [                    ] between the Trust and Matthews, on behalf of the Fund (as amended from time to time, the “Advisory Agreement”). Matthews also furnishes the Fund with office space and provides certain administrative, clerical and shareholder services to the Fund pursuant to the Services Agreement (as defined below).

Pursuant to the Advisory Agreement, the Matthews Asia Funds, including the Fund but excluding the Matthews Emerging Asia Fund, Matthews Asia Small Companies Fund, Matthews China Small Companies Fund and Matthews Asia Strategic Income Fund (such Matthews Asia Funds collectively, the “Family-Priced Funds”), in the aggregate pay Matthews 0.75% of the aggregate average daily net assets of the Family Priced Funds up to $2 billion, 0.6834% of the aggregate average daily net assets of the Family Priced Funds over $2 billion up to $5 billion, 0.65% of the aggregate average daily net assets of the Family Priced Funds over $5 billion up to $25 billion, 0.64% of the aggregate average daily net assets of the Family Priced Funds over $25 billion up to $30 billion, 0.63% of the aggregate average daily net assets of the Family Priced Funds over $30 billion up to $35 billion, 0.62% of the aggregate average daily net assets of the Family Priced Funds over $35 billion up to $40 billion, 0.61% of the aggregate average daily net assets of the Family Priced Funds over $40 billion up to $45 billion, and 0.60% of the aggregate average daily net assets of the Family Priced Funds over $45 billion. The Fund pays Matthews a monthly fee of one-twelfth (1/12) of the management fee of its average daily net asset value for the month. A discussion regarding the basis for the Board’s approval of the Advisory Agreement with respect to the Fund will be available in the Fund’s Annual Report to Shareholders for the six-month ending December 31, 2015. As the Fund has not yet commenced operations, no advisory fees have been paid to Matthews by the Fund.

Pursuant to an Administration and Shareholder Services Agreement dated as of August 13, 2004, and most recently amended effective [            ], 2015 (as amended from time to time, the “Services Agreement”), the Matthews Asia Funds, including the Fund, in the aggregate pay Matthews 0.25% of the aggregate average daily net assets of the Matthews Asia Funds up to $2 billion, 0.1834% of the aggregate average daily net assets of the Matthews Asia Funds over $2 billion up to $5 billion, 0.15% of the aggregate average daily net assets of the Matthews Asia Funds over $5 billion up to $7.5 billion, 0.125% of the aggregate average daily net assets of the Matthews Asia Funds over $7.5 billion up to $15 billion, 0.11% of the aggregate average daily net assets of the Matthews Asia Funds over $15 billion up to $22.5 billion, 0.10% of the aggregate average daily net assets of the Matthews Asia Funds over $22.5 billion up to $25 billion, 0.09% of the aggregate average daily net assets of the Matthews Asia Funds over $25 billion up to $30 billion, 0.08% of the aggregate average daily net assets of the Matthews Asia Funds over $30 billion up to $35 billion, 0.07% of the aggregate average daily net assets of the Matthews Asia Funds over $35 billion up to $40 billion, 0.06% of the aggregate average daily net assets of the Matthews Asia Funds over $40 billion up to $45 billion, and 0.05% of the aggregate average daily net assets of the Matthews Asia Funds over $45 billion. Matthews receives this compensation for providing certain administrative and shareholder services to the Matthews Asia Funds and current shareholders of the Matthews Asia Funds, including overseeing the activities of the Matthews Asia Funds’ transfer agent, accounting agent, custodian and administrator; assisting with the daily calculation of the Matthews Asia Funds’ net asset values; overseeing each Matthews Asia Fund’s compliance with its legal, regulatory and ethical policies and procedures; assisting with the preparation of agendas and other materials drafted by the Matthews Asia Funds’ third-party administrator and other parties for Board meetings; coordinating and executing fund launches and closings (as applicable); general oversight of the vendor community at large as well as industry trends to ensure that shareholders are receiving quality service and technology; responding to shareholder communications including coordinating shareholder mailings, proxy statements, annual reports, prospectuses and other correspondence from the Matthews Asia Funds to shareholders; providing regular communications and investor education materials to shareholders, which may include communications via electronic means, such as electronic mail; providing certain shareholder services not handled by the Matthews Asia Funds’ transfer agent or other intermediaries (such as fund supermarkets); communicating with investment advisors whose clients own or hold shares of the Matthews Asia Funds; and providing such other information and assistance to shareholders as may be reasonably requested by such shareholders. As the Fund has not yet commenced operations, no administration and shareholder services fees have been paid to Matthews by the Fund.

Pursuant to an Operating Expenses Agreement, dated as of November 4, 2003, as most recently amended effective [                    ] (as amended from time to time, the “Operating Expenses Agreement”) for the Fund, Matthews has agreed to waive fees and reimburse expenses to the extent needed to limit total annual operating expenses (excluding Rule 12b-1 fees, front-end or contingent deferred loads, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 1.25%, first by waiving class specific expenses of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses of the Institutional Class. If any non-class specific expenses of the Institutional Class are waived for the Institutional Class Matthews has also agreed to waive an equal amount of non-class specific expenses for the Investor Class. Because certain expenses of the Investor Class may be higher than those of the

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Institutional Class and because no class specific expenses will be waived for the Investor Class, the total annual operating expenses after fee waiver and expense reimbursement for the Investor Class would be 1.25% plus the sum of (i) the amount (in annual percentage terms) of the class specific expenses incurred by the Investor Class that exceed those incurred by the Institutional Class; and (ii) the amount (in annual percentage terms) of the class specific expenses reduced for the Institutional Class and not the Investor Class.

In turn, if the Fund’s expenses fall below the expense limitation in a year within three years after Matthews has made such a waiver or reimbursement, the Fund may reimburse Matthews up to an amount not to cause the expenses for that year to exceed the expense limitation applicable at the time of such fee waiver and/or expense reimbursement or to exceed any other agreed upon expense limitation for that year. For the Fund, this agreement will continue through at least April 30, 2017 and may be extended for additional periods not exceeding one year.

Pursuant to a fee waiver letter agreement, effective as of September 1, 2014, as amended from time to time, between the Trust, on behalf of the Family-Priced Funds, and Matthews, for each Family-Priced Fund, Matthews has agreed to waive a portion of the fee payable under the Advisory Agreement and a portion of the fee payable under the Services Agreement, if any Family-Priced Fund’s average daily net assets are over $3 billion, as follows: for every $2.5 billion average daily net assets of a Family-Priced Fund that are over $3 billion, the fee rates under the Advisory Agreement and the Services Agreement for such Family-Priced Fund with respect to such excess average daily net assets will be each reduced by 0.01%, in each case without reducing such fee rate below 0.00%.

The Fund offers Investor Class and Institutional Class shares. Institutional Class shares have different expenses, which will result in different performance than Investor Class shares. Shares of the two classes of the Fund otherwise have identical rights and vote together except for matters affecting only a specific class.

PORTFOLIO MANAGERS

The Fund is managed by a Lead Manager, who is supported by, and consults with one or more Co-Managers. The Lead Manager of the Fund is responsible for its day-to-day investment management decisions.

BEINI ZHOU, CFA

Beini Zhou is a Portfolio Manager at Matthews. Prior to joining the firm in 2013, he was a Research Analyst with Artisan Partners on the Global Value Team, responsible for covering pan-Asia stocks across all industries. Before joining Artisan in 2005, Beini spent three years as a senior product analyst at Oracle Corp. He received an M.S. in Computer Science from the University of California, Berkeley and a B.A. in Applied Mathematics from Harvard College. He is fluent in Mandarin. Beini has been a Portfolio Manager of the Matthews Asia Small Companies Fund since 2014 and of the Matthews Asia Value Fund since its inception in 2015.	Lead Manager Matthews Asia Value Fund Co-Manager Matthews Asia Small Companies Fund

MICHAEL HAN, CFA

Michael Han is a Portfolio Manager at Matthews. Prior to joining the firm in 2007 as a Senior Research Analyst, he was an Analyst at Luxor Capital Group, researching investment opportunities in Asian markets. From 2002 to 2005, he was an Investment Manager at Crystal Investment Group, a private equity firm in Seoul. Michael started his career as a Consultant in the Seoul office of KPMG. Michael received a B.A. in Business from Yonsei University in Seoul and an M.B.A. from Columbia University, and is fluent in Korean. Michael has been a Portfolio Manager of the Matthews Korea Fund since 2008 and of the Matthews Asia Value Fund since its inception in 2015.	Co-Manager Matthews Asia Value Fund Matthews Korea Fund

ROBERT HARVEY, CFA

Robert Harvey is a Portfolio Manager at Matthews. Prior to joining the firm in 2012, he was a Senior Portfolio Manager at PXP Vietnam Asset Management from 2009 to 2012, where he focused on Vietnamese equities. Previously, he was a Portfolio Manager on the Global Emerging Markets team at F&C Asset Management in London from 2003 to 2009. Robert started his investment career in 1994 as an Assistant Equity Portfolio Manager with the Standard Bank of South Africa’s asset management division. He received a Bachelor of Commerce in Accountancy and Commercial Law from Rhodes University in South Africa and a Bachelor of Accounting Science in Advanced Management Accounting, Taxation and Auditing at the University of South Africa. Robert has been a Portfolio Manager of the Matthews Emerging Asia Fund since its inception in 2013 and of the Matthews Asia Value Fund since its inception in 2015.	Co-Manager Matthews Asia Value Fund Matthews Emerging Asia Fund

Matthews’ investment team travels extensively to Asia to conduct research relating to the region’s markets. The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securities in the Fund.

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INVESTING IN THE FUND

Pricing of Fund Shares

The price at which the Fund’s shares are bought or sold is called the net asset value per share, or “NAV.” The NAV is computed once daily as of the close of regular trading on the NYSE, generally 4:00 PM Eastern Time, on each day that the exchange is open for trading. In addition to Saturday and Sunday, the NYSE is closed on the days that the following holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

The NAV of a class of the Fund is computed by adding the value of all securities and other assets of the Fund attributable to that class, deducting any liabilities of the Fund attributable to that class, and dividing by the total number of outstanding shares of that class. The expenses of a class of the Fund are generally accounted for by estimating the total expenses of that class for the year and applying each day’s estimated expense when the NAV calculation is made.

The value of the Fund’s exchange-traded securities is based on market quotations for those securities, or on their fair value determined by or under the direction of the Board of Trustees (as described below). Market quotations are provided by pricing services that are independent of the Fund and Matthews. Foreign exchange-traded securities are valued as of the close of trading of the primary exchange on which they trade. Securities that trade in over-the-counter markets, including most debt securities (bonds), may be valued using indicative bid quotations from bond dealers or market makers, or other available market information, or on their fair value as determined by or under the direction of the Board of Trustees (as described below). The Fund may also utilize independent pricing services to assist it in determining a current market value for each security based on sources believed to be reliable.

Foreign values of the Fund’s securities are converted to U.S. dollars using exchange rates determined as of the close of trading on the NYSE and in accordance with the Fund’s Pricing Policies. The Fund generally uses the foreign currency exchange rates deemed to be most appropriate by a foreign currency pricing service that is independent of the Fund and Matthews.

The Fund values any exchange-traded security for which market quotations are unavailable or have become unreliable, and any over-the-counter security for which indicative quotes are unavailable, at that security’s fair market value. In general, the fair value of such securities is determined, in accordance with the Fund’s Pricing Policies and subject to the Board’s oversight, by a pricing service retained by the Fund that is independent of the Fund and Matthews. There may be circumstances in which the Fund’s independent pricing service is unable to provide a reliable price of a security.

In addition, when establishing a security’s fair value, the independent pricing service may not take into account events that occur after the close of Asian markets but prior to the time the Fund calculates its NAV. Similarly, there may be circumstances in which a foreign currency exchange rate is deemed inappropriate for use by the Fund or multiple appropriate rates exist. In such circumstances, the Board of Trustees has delegated the responsibility of making fair value determinations to a Valuation Committee composed of employees of Matthews (some of whom may also be officers of the Fund) and at least one independent Trustee of the Trust. In these circumstances, the Valuation Committee will determine the fair value of a security, or a fair exchange rate, in good faith, in accordance with the Fund’s Pricing Policies and subject to the oversight of the Board. When fair value pricing is employed (whether through the Fund’s independent pricing service or the Valuation Committee), the prices of a security used by the Fund to calculate its NAV typically differ from quoted or published prices for the same security for that day. The Fund generally fair values its securities daily to avoid, among other things, the use of stale prices. In addition, changes in the Fund’s NAV may not track changes in published indices of, or benchmarks for, Asia Pacific securities. Similarly, changes in the Fund’s NAV may not track changes in the value of closed-end investment companies, exchange-traded funds or other similar investment vehicles.

Foreign securities held by the Fund may be traded on days and at times when the NYSE is closed, and the NAV is therefore not calculated. Accordingly, the NAV of the Fund may be significantly affected on days when shareholders have no access to the Fund. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates.

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Indian securities in the Fund may be subject to a short-term capital gains tax in India on gains realized upon disposition of securities lots held less than one year. The Fund accrues for this potential expense, which reduces its net asset value. For further information regarding this tax, please see page [    ].

Purchasing Shares

The Fund is open for business each day the NYSE is open. You may purchase shares of the Fund directly from the Fund by mail, telephone, online or wire without paying any sales charge. The price for each share of the Fund you buy will be the NAV calculated after your order is received in good order by the Fund. “In good order” means that payment for your purchase and all the information needed to complete your order must be received by the Fund before your order is processed. If your order is received before the close of regular trading on the NYSE (generally 4:00 PM Eastern Time) on a day the Fund’s NAV is calculated, the price you pay will be that day’s NAV. If your order is received after the close of regular trading on the NYSE, the price you pay will be the next NAV calculated.

You may purchase shares of the Fund directly through the Fund’s transfer agent by calling 800.789.ASIA (2742). Shares of the Fund may also be purchased through various securities brokers and benefit plan administrators or their sub-agents (“Third-Party Intermediaries”). These Third-Party Intermediaries may charge you a fee for their services. You should contact them directly for information regarding how to invest or redeem through them. In addition, certain Third-Party Intermediaries may charge you service or transaction fees. If you purchase or redeem shares through the Fund’s transfer agent or a Third-Party Intermediary, you will, generally, receive the NAV calculated after receipt of the order by them on any day the NYSE is open. The Fund’s NAV is calculated as of the close of regular trading on the NYSE (generally, 4:00 PM Eastern Time) on each day that the NYSE is open. If your order is received by the Fund or a Third-Party Intermediary after that time, it will be purchased or redeemed at the next-calculated NAV. There may also be times when, notwithstanding that your order is received by a Third-Party Intermediary before the close of regular trading on the NYSE, you receive the NAV for the Fund calculated on the following business day. This circumstance may arise because your Third-Party Intermediary has failed to transmit your order prior to a deadline that may apply to the Third-Party Intermediary or the Fund.

The Fund may reject for any reason, or cancel as permitted or required by law, any purchase at any time.

Brokers and benefit plan administrators who perform transfer agency and shareholder servicing for the Fund may receive fees from the Fund for these services. Brokers and benefit plan administrators who also provide distribution services to the Fund may be paid by Matthews (out of its own resources) for providing these services. For further information, please see Additional Information about Shareholder Servicing and Other Compensation to Intermediaries on page [    ].

You may purchase shares of the Fund by mail, telephone, online or wire. New accounts may be opened online (Investor Class only) or by mailing a completed application. Please see Opening an Account on page [    ] and Telephone and Online Transactions on page [    ]. Call 800.789.ASIA (2742) or visit matthewsasia.com for details.

The Fund does not accept third-party checks, temporary (or starter) checks, bank checks, cash, credit card checks, traveler’s checks, cashier’s checks, official checks or money orders. If the Fund receives notice of insufficient funds for a purchase made by check, the purchase will be cancelled, and you will be liable for any related losses or fees the Fund or its transfer agent incurs. The Fund may reject any purchase order or stop selling shares of the Fund at any time. Also, the Fund may vary or waive the initial investment minimum and minimums for additional investments.

Additionally, if any transaction is deemed to have the potential to adversely impact the Fund, the Fund reserves the right to, among other things, reject any purchase or exchange request, limit the amount of any exchange, or revoke a shareholder’s privilege to purchase Fund shares (including exchanges).

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MINIMUM INVESTMENTS IN THE INVESTOR CLASS SHARES OF THE FUND

(U.S. RESIDENTS*)

Non-retirement plan accounts
Initial investment:	$2,500
Subsequent investments:	$100
Retirement and Coverdell plan accounts**
Initial investment:	$500
Subsequent investments:	$50

*	Generally, non-U.S. residents may not invest in the Fund. Please contact a Fund representative at 800.789.ASIA (2742) for information and assistance.
**	Retirement plan accounts include Individual Retirement Accounts (“IRAs”) and 401(k) plans. Speak with a Fund representative for information about the retirement plans available.

INDIVIDUAL RETIREMENT ACCOUNTS

The Fund offers IRAs. Applications for IRAs may be obtained by calling 800.789.ASIA (2742) or by visiting matthewsasia.com.

Traditional IRA

A Traditional IRA is an IRA with contributions that may or may not be deductible depending on your circumstances. Assets grow tax-deferred; withdrawals and distributions are taxable in the year made.

Spousal IRA

A Spousal IRA is an IRA funded by a working spouse in the name of a non-working spouse.

Roth IRA

A Roth IRA is an IRA with non-deductible contributions and tax-free growth of assets and distributions to pay retirement expenses, provided certain conditions are met.

OTHER ACCOUNTS

Coverdell Education Savings Account

Similar to a non-deductible IRA, a Coverdell Education Savings Account (ESA) allows you to make non- deductible contributions that can grow tax-free and if used for qualified educational expenses can be withdrawn free of federal income taxes.

For more complete IRA or Coverdell ESA information or to request applications, please call 800.789.ASIA (2742) to speak with a Fund representative or visit matthewsasia.com.

MINIMUM INVESTMENTS IN THE INSTITUTIONAL CLASS SHARES OF THE FUND

(U.S. RESIDENTS*)

Non-retirement plan accounts
Initial investment:	$3,000,000
Subsequent investments:	$100

*	Generally, non-U.S. residents may not invest in the Fund. Please contact a Fund representative at 800.789.ASIA (2742) for information and assistance.

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If you invest in Institutional Class shares through a financial intermediary, the minimum initial investment requirement may be met if that financial intermediary aggregates investments of multiple clients to meet the minimum. Additionally, different minimums may apply for retirement plans and model-based programs that invest through a single account, subject to criteria set by Matthews. Financial intermediaries or plan recordkeepers may require retirement plans to meet certain other conditions, such as plan size or a minimum level of assets per participant, in order to be eligible to purchase Institutional Class shares.

OPENING AN ACCOUNT (Initial Investment)

By Mail	You can obtain an account application by calling 800.789.ASIA (2742) between 9:00 AM –7:00 PM ET, Monday through Friday, or by downloading an application at matthewsasia.com.

Mail your check payable to Matthews Asia Funds and a completed application to:

	Regular Mail:	Overnight Mail:
	Matthews Asia Funds	Matthews Asia Funds
	P.O. Box 9791	4400 Computer Dr.
	Providence, RI 02940	Westborough, MA 01581-1722

Online (Investor Class Only)	You may establish a new account by visiting matthewsasia.com, selecting “Open an Account” and following the instructions.

By Broker/ Intermediary	You may contact your broker or intermediary, who may charge you a fee for its services.

By Wire	To open an account and make an initial investment by wire, a completed application is required before your wire can be accepted. After a completed account application is received at one of the addresses listed above, you will receive an account number. Please be sure to inform your bank of this account number as part of the instructions.

For specific wiring instructions, please visit matthewsasia.com or call 800.789.ASIA (2742) between 9:00 AM–7:00 PM ET, Monday through Friday.

Note that wire fees are charged by most banks.

Please note that when opening your account, the Fund follows the identity verification procedures outlined on page [        ].

ADDING TO AN ACCOUNT (Subsequent Investment)

Existing shareholders may purchase additional shares of the same class for all authorized accounts through the methods described below.

By Mail	Please send your check payable to Matthews Asia Funds and a statement stub indicating your investment in the Fund via:

	Regular Mail:	Overnight Mail:
	Matthews Asia Funds	Matthews Asia Funds
	P.O. Box 9791	4400 Computer Dr.
	Providence, RI 02940	Westborough, MA 01581-1722

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Online	As a first time user, you will need your Fund account number and your Tax ID Number or Social Security Number to establish online account access. Visit matthewsasia.com and select Account Login, where you will be able to create a login ID and password.

Via Automatic Investment Plan (Investor Class Only)

You may establish an Automatic Investment Plan when you open your account. To do so, please complete the Automatic Investment Plan section of the application.

Additionally, you may establish an Automatic Investment Plan by completing an Automatic Investment Plan form or visiting matthewsasia.com.

By Broker/ Intermediary	You may contact your broker or intermediary, who may charge you a fee for its services.

By Wire	Please call us at 800.789.ASIA (2742) between 9:00 AM–7:00 PM ET, Monday through Friday, and inform us that you will be wiring funds. Please also be sure to inform your bank of your Matthews account number as part of the instructions.

Note that wire fees are charged by most banks.

Exchanging Shares

You may exchange your shares of one Matthews Asia Fund for another Matthews Asia Fund of the same class. If you exchange your shares, minimum investment requirements and any applicable redemption fees apply. To receive that day’s NAV, any request must be received by the close of regular trading on the NYSE that day (generally, 4:00 PM Eastern Time). Such exchanges may be made by telephone or online if you have so authorized on your application. Please see Telephone and Online Transactions on page [    ] or call 800.789.ASIA (2742) for more information. Because excessive exchanges can harm a Matthews Asia Fund’s performance, the exchange privilege may be terminated if the Matthews Asia Funds believe it is in the best interest of its shareholders to do so.

The Matthews Asia Funds may reject for any reason, or cancel as permitted or required by law, any purchase or exchange at any time. Additionally, if any transaction is deemed to have the potential to adversely impact any of the Matthews Asia Funds, the Matthews Asia Funds reserve the right to, among other things, reject any exchange request or limit the amount of any exchange. In the event that a shareholder’s exchange privilege is terminated, the shareholder may still redeem his, her or its shares.

Selling (Redeeming) Shares

You may redeem shares of the Fund on any day the NYSE is open for business. To receive a specific day’s NAV, your request must be received by the Fund or its agent before the close of regular trading on the NYSE that day (generally, 4:00 PM Eastern Time). If your request is received after the close of regular trading on the NYSE, you will receive the next NAV calculated.

In extreme circumstances, such as the imposition of capital controls that substantially limit repatriation of the proceeds of sales of portfolio holdings, the Fund may suspend shareholders’ redemption privileges for a period of not more than seven days unless otherwise permitted by applicable law.

If you are redeeming shares of the Fund recently purchased by check, the Fund may delay sending your redemption proceeds until your check has cleared. This may take up to 15 calendar days after we receive your check.

If any transaction is deemed to have the potential to adversely impact any of the Matthews Asia Funds, the Matthews Asia Funds reserve the right to, among other things, reject any exchange request, limit the amount of any exchange, or delay payment of immediate cash redemption proceeds for up to seven calendar days.

You may redeem your shares by telephone or online. Please see Telephone and Online Transactions below, or call 800.789.ASIA (2742) for more information.

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TELEPHONE AND ONLINE TRANSACTIONS

Investors can establish new accounts online (Investor Class only) via matthewsasia.com by selecting Open an Account and following the instructions. Shareholders with existing accounts may purchase additional shares, or exchange or redeem shares, directly with the Fund by calling 800.789.ASIA (2742) or through an online order at the Fund’s website at matthewsasia.com. Only bank accounts held at domestic institutions that are Automated Clearing House (ACH) members may be used for online transactions.

Telephone or online orders to purchase or redeem shares of the Fund, if received in good order before 4:00 PM Eastern Time (your “placement date”), will be processed at the Fund’s NAV calculated as of 4:00 PM Eastern Time on your placement date.

In times of extreme market conditions or heavy shareholder activity, you may have difficulty getting through to the Fund, and in such event, you may still purchase or redeem shares of the Fund using a method other than telephone or online. If the Fund believes that it is in the best interest of all shareholders, it may modify or discontinue telephone and/or online transactions without notice.

The convenience of using telephone and/or online transactions may result in decreased security. The Fund employs certain security measures as it processes these transactions. If such security procedures are used, the Fund or its agents will not be responsible for any losses that you incur because of a fraudulent telephone or online transaction.

SELLING (REDEEMING) SHARES

By Mail	Send a letter to the Fund via:

	Regular Mail:	Overnight Mail:
	Matthews Asia Funds	Matthews Asia Funds
	P.O. Box 9791	4400 Computer Dr.
	Providence, RI 02940	Westborough, MA 01581-1722

The letter must include your name and account number, the name of the Fund and the amount you want to sell in dollars or shares. This letter must be signed by each owner of the account.

For security purposes, a medallion signature guarantee will be required if:

•    Your written request is for an amount over $100,000 (Investor Class only); or

•    A change of address was received by the Fund’s transfer agent within the last 30 days; or

•    The money is to be sent to an address that is different from the registered address or to a bank account other than the account that was preauthorized; or

•    The Fund otherwise believes it is appropriate to protect your interests or the interests of other shareholders.

By Phone	Call 800.789.ASIA (2742). When you open your account you will automatically have the ability to exchange and redeem shares by telephone unless you specify otherwise on your New Account Application.

By Wire	If you have wiring instructions already established on your account, contact us at 800.789.ASIA (2742) to request a redemption form. Please note that the Fund charges $9.00 for wire redemptions, in addition to a wire fee that may be charged by your bank.

Note: When you opened your account you must have provided the wiring instructions for your bank with your application.*

*	If your account has already been opened, you may send us a written request to add wiring instructions to your account. Please complete the Banking Instructions Form available on matthewsasia.com or call 800.789. ASIA (2742).

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Online	As a first time user, you will need your Fund account number and your Tax ID Number or Social Security Number to establish online account access. Visit matthewsasia.com and select Account Login, where you will be able to create a login ID and password.

Through a Broker or Intermediary	Contact your broker or intermediary, who may charge you a fee for its services.

Market Timing Activities

The Board of Trustees has adopted policies and procedures applicable to most purchases, exchanges and redemptions of Fund shares to discourage market timing by shareholders (the “Market Timing Procedures”). Market timing can harm other shareholders because it may dilute the value of their shares. Market timing may also disrupt the management of the Fund’s investment portfolio and cause the Fund to incur costs, which are borne by non-redeeming shareholders.

The Fund, because it invests in overseas securities markets, are particularly vulnerable to market timers who may take advantage of time zone differences between the close of the foreign markets on which the Fund’s portfolio securities trade and the U.S. markets that generally determine the time as of which the Fund’s NAV is calculated (this is sometimes referred to as “time zone arbitrage”). The Fund also can be the target of market timers if they invest in small-cap securities and other types of investments that are not frequently traded, including high-yield bonds.

The Fund deems market timing activity to refer to purchase and redemption transactions in shares of the Fund that have the effect of (i) diluting the interests of long-term shareholders; (ii) harming the performance of the Fund by compromising portfolio management strategies or increasing Fund expenses for non-redeeming shareholders; or (iii) otherwise disadvantaging the Fund or its shareholders. Market timing activity includes time zone arbitrage (seeking to take advantage of differences between the closing times of foreign markets on which portfolio securities of the Fund may trade and the U.S. markets that generally determine when the Fund’s NAV is calculated), market cycle trading (i.e., buying on market down days and selling on market up days); and other types of trading strategies.

The Fund and its agents have adopted procedures to assist them in identifying and limiting market timing activity. The Fund has also adopted and implemented a Pricing and Valuation Policy, which the Fund believes may reduce the opportunity for certain market timing activity by fair valuing the Fund’s portfolios. However, there is no assurance that such practices will eliminate the opportunity for time zone arbitrage or prevent or discourage market timing activity.

The Fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

Identification of Market Timers.

The Fund has adopted procedures to identify transactions that appear to involve market timing. However, the Fund does not receive information on all transactions in its shares and may not be able to identify market timers. Moreover, investors may elect to invest in the Fund through one or more financial intermediaries that use a combined or omnibus account. Such accounts obscure, and may be used to facilitate, market timing transactions. The Fund or its agents request representations or other assurances related to compliance with the Market Timing Procedures from parties involved in the distribution of Fund shares and administration of shareholder accounts. In addition, the Fund has entered into agreements with intermediaries that permit the Fund to request greater information from intermediaries regarding transactions. These arrangements may assist the Fund in identifying market timing activities. However, the Fund will not always know of, or be able to detect, frequent trading (or other market timing activity).

Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, investment advisors and third-party administrators. Individual trades in omnibus accounts are often not disclosed to the Fund, making it difficult to determine whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts may not be detected by the Fund and may increase costs to the Fund and disrupt its portfolio management.

Under policies adopted by the Board of Trustees, the Fund may rely on intermediaries to apply the Fund’s Market Timing Procedures and, if applicable, their own similar policies. In these cases, the Fund will typically not request or receive individual account data but will rely on the intermediary to monitor trading activity in good faith in accordance with its or the Fund’s policies. Reliance on intermediaries increases the risk that excessive trading may go undetected. For some intermediaries, the Fund will generally monitor

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trading activity at the omnibus account level to attempt to identify disruptive trades. The Fund may request transaction information, as frequently as daily, from any intermediary at any time, and may apply the Fund’s Market Timing Procedures to such transactions. The Fund may prohibit purchases of Fund shares by an intermediary or request that the intermediary prohibit the purchase of the Fund’s shares by some or all of its clients. There is no assurance that the Fund will request data with sufficient frequency, or that the Fund’s analysis of such data will enable them to detect or deter market timing activity effectively.

The Fund (or its agents) attempt to contact shareholders whom the Fund (or its agents) believe have violated the Market Timing Procedures and notify them that they will no longer be permitted to buy (or exchange) shares of the Fund. When a shareholder has purchased shares of the Fund through an intermediary, the Fund may not be able to notify the shareholder of a violation of the Fund’s policies or that the Fund has taken steps to address the situation (for example, the Fund may be unable to notify a shareholder that his or her privileges to purchase or exchange shares of the Fund have been terminated). Nonetheless, additional purchase and exchange orders for such investors will not be accepted by the Fund.

Many intermediaries have adopted their own market timing policies. These policies may result in a shareholder’s privileges to purchase or exchange the Matthews Asia Fund shares being terminated or restricted independently of the Matthews Asia Funds. Such actions may be based on other factors or standards that are different than or in addition to the Fund’s standards. For additional information, please contact your intermediary.

Redemption in Kind

Under certain circumstances, you could receive your redemption proceeds as a combination of cash and securities. Receiving securities instead of cash is called “redemption in kind.” Note that if you receive securities, you will incur transaction charges if you sell them.

Medallion Signature Guarantees

The Fund requires a medallion signature guarantee on any written redemption of the Investor Class shares over $100,000 and in certain other circumstances (but may require additional documentation or a medallion signature guarantee on any redemption request to help protect against fraud); the redemption of corporate, partnership or fiduciary accounts; or for certain types of transfer requests or account registration changes. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. The three “recognized” medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP), and NYSE, Inc. Medallion Signature Program (NYSE MSP). Please call 800.789.ASIA (2742) for information on obtaining a signature guarantee.

Other Shareholder Information

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is included in the Fund’s SAI, which is available on the Matthews Asia Funds website at matthewsasia.com.

Minimum Size of an Account

The Fund reserves the right to redeem small Investor Class accounts (excluding IRAs) that fall below $2,500 due to redemption activity. If this happens to your account, you may receive a letter from the Fund giving you the option of investing more money into your account or closing it. Accounts that fall below $2,500 due to market volatility will not be affected.

The Fund reserves the right to redeem small Institutional Class accounts that fall below $3,000,000 due to redemption activity. If this happens to your account, you may receive a letter from the Fund giving you the option of investing more money into your account or closing it. Accounts that fall below $3,000,000 due to market volatility will not be affected.

Confirming Your Transactions

The Fund will send you a written confirmation following each purchase, sale and exchange of Fund shares, except for systematic purchases and redemptions.

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Additional Information about Shareholder Servicing

The operating expenses of the Fund include the cost of maintaining shareholder accounts, generating shareholder statements, providing taxpayer information, and performing related recordkeeping and administrative services. For shareholders who open accounts directly, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), the Fund’s transfer agent, performs these services as part of the various services it provides to the Fund under an agreement between the Trust, on behalf of the Fund, and BNY Mellon. For shareholders who purchase shares through a broker or other financial intermediary, some or all of these services may be performed by that intermediary. For performing these services, the intermediary usually seeks compensation from the Fund or Matthews. In some cases, the services for which compensation is sought may be bundled with services not related to shareholder servicing, and may include distribution fees. The Board of Trustees has made a reasonable allocation of the portion of bundled fees, and Matthews pays from its own resources that portion of the fees that the Board of Trustees determines may represent compensation to intermediaries for distribution services.

Other Compensation to Intermediaries

Matthews, out of its own resources and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund. Such payments and compensation are in addition to service fees or sub-transfer agency fees paid by the Fund. The level of payments will vary for each particular intermediary. These additional cash payments generally represent some or all of the following: (a) payments to intermediaries to help defray the costs incurred to educate and train personnel about the Fund; (b) marketing support fees for providing assistance in promoting the sale of Fund shares; (c) access to sales meetings, sales representatives and management representatives of the intermediary; and (d) inclusion of the Fund on the sales list, including a preferred or select sales list, or other sales program of the intermediary. A number of factors will be considered in determining the level of payments, including the intermediary’s sales, assets and redemption rates, as well as the nature and quality of the intermediary’s relationship with Matthews. Aggregate payments may change from year to year and Matthews will, on an annual basis, determine the advisability of continuing these payments. Shareholders who purchase or hold shares through an intermediary may inquire about such payments from that intermediary.

Distributions

The Fund distributes its net investment income once annually in December. Any net realized gain from the sale of portfolio securities and net realized gains from foreign currency transactions are distributed at least once each year unless they are used to offset losses carried forward from prior years. All such distributions are reinvested automatically in additional shares at the current NAV, unless you elect to receive them in cash. If you hold the shares directly with the Fund, the manner in which you receive distributions may be changed at any time by writing to the Fund. If you hold shares of the Fund through an intermediary, please contact that intermediary for information on the Fund’s distributions. Additionally, details of distribution-related transactions will be reported on quarterly account statements. You may not receive a separate confirmation statement for these transactions.

Any check in payment of dividends or other distributions that cannot be delivered by the post office or that remains uncashed for a period of more than one year will be reinvested in your account.

Distributions are treated the same for tax purposes whether received in cash or reinvested. If you buy shares when the Fund has realized but not yet distributed ordinary income or capital gains, you will be “buying a dividend” by paying the full price of the shares and then receiving a portion of the price back in the form of a taxable dividend.

Taxes

This section only summarizes some income tax considerations that may affect your investment in the Fund. You are urged to consult your tax advisor regarding the effects of an investment on your tax situation. An investment in the Fund has certain tax consequences, depending on the type of account that you have. Distributions are subject to federal income tax and may also be subject to state and local income taxes. The Fund intends to make distributions that may be taxed as ordinary income and capital gains (which may be taxable at different rates depending on the length of time the Fund hold its assets). Distributions are generally taxable when they are paid, whether in cash or by reinvestment. Distributions declared in October, November or December and paid the following January are taxable as if they were paid on December 31.

The exchange of the Fund for another Matthews Asia Fund is a taxable event, which means that if you have a gain, you may be obligated to pay tax on it. If you have a qualified retirement account, taxes are generally deferred until distributions are made from the retirement account.

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Part of a distribution may include realized capital gains, which may be taxed at different rates depending on how long the Fund has held specific securities.

Make sure you have an accurate Social Security Number or taxpayer I.D. number on file with the Fund. If you do not, you may be subject to backup withholding on your distributions.

In mid-February, if applicable, you will be sent a Form 1099-DIV or other Internal Revenue Service (“IRS”) forms, as required, indicating the tax status of any distributions made to you. This information will be reported to the IRS. If the total distributions you received for the year are less than $10, you may not receive a Form 1099-DIV. Please note retirement account shareholders will not receive a Form 1099-DIV.

Speak with your tax advisor concerning state and local tax laws, which may produce different consequences than those under federal income tax laws.

In addition, the Fund may be subject to short-term capital gains tax in India on gains realized upon disposition of Indian securities held less than one year. The tax is computed on net realized gains; any realized losses in excess of gains may be carried forward for a period of up to eight years to offset future gains. Any net taxes payable must be remitted to the Indian government prior to repatriation of sales proceeds. The Fund accrues a deferred tax liability for net unrealized short-term gains in excess of available carryforwards on Indian securities. This accrual may reduce the Fund’s net asset value.

As part of the Emergency Economic Stabilization Act of 2008, the Fund is responsible for tracking and reporting cost basis information to the IRS on the sale or exchange of shares acquired on or after January 1, 2012 (“covered shares”). Cost basis is the cost of the shares you purchased, including reinvested dividends and capital gains distributions. Where applicable, the cost is adjusted for sales charges or transaction fees. When you sell covered shares in a taxable account, the cost basis accounting method you choose determines how your gain or loss is calculated. Matthews’ default cost basis accounting method is Average Cost. If you and your financial or tax advisor determine another method to be more beneficial to your situation, you will be able to change your default setting to another IRS-accepted cost basis method by notifying the Fund’s transfer agent in writing or by phone at 800.789.ASIA (2742), Monday through Friday, 9:00 AM to 7:00 PM ET. When you redeem covered shares from your account, we will calculate the cost basis on those shares according to your cost basis method election. Again, please consult your tax professional to determine which method should be considered for your individual tax situation.

28

INDEX DEFINITION

It is not possible to invest directly in an index. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at the close of regular trading on the NYSE (generally 4:00 PM Eastern Time) on each day that the exchange is open for trading.

The MSCI All Country Asia ex Japan Index is a free float–adjusted market capitalization–weighted index of the stock markets of China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.

29

GENERAL INFORMATION

Identity Verification Procedures Notice

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts. When completing the New Account Application, you will be required to supply the Fund with information, such as your taxpayer identification number, that will assist the Fund in verifying your identity. Until such verification is made, the Fund may limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if they are unable to verify a customer’s identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Your information will be handled by us as discussed in our Privacy Statement below.

PRIVACY STATEMENT

Matthews Asia Funds will never sell your personal information and will only share it for the limited purposes described below. While it is necessary for us to collect certain non-public personal information about you when you open an account (such as your address and Social Security Number), we protect this information and use it only for communication purposes or to assist us in providing the information and services necessary to address your financial needs. We respect your privacy and are committed to ensuring that it is maintained.

As permitted by law, it is sometimes necessary for us to share your information with companies that perform administrative or marketing services on our behalf, such as transfer agents and/or mail facilities that assist us in shareholder servicing or distribution of investor materials. These companies are not permitted to use or share this information for any other purpose.

We restrict access to non-public personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect your personal information.

When using Matthews Asia Fund’s Online Account Access, you will be required to provide personal information to gain access to your account. For your protection, the login screen resides on a secure server.

30

Shareholder Reports

Additional information about the Fund’s investments is available in the Fund’s annual reports (audited by independent accountants) and semi-annual reports. These reports contain a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its reporting period. To reduce the Fund’s expenses, we try to identify related shareholders in a household and send only one copy of the Fund’s prospectus and annual and semi-annual reports to that address. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. At any time you may view the Fund’s current prospectus and annual and semi-annual reports, free of charge, on the Fund’s website at matthewsasia.com. The Fund’s current prospectus and annual and semi-annual reports are also available to you, without charge, upon request.

Statement of Additional Information (SAI)

The Fund’s SAI, which is incorporated into this prospectus by reference and dated [            ], 2015, is available to you, without charge, upon request or through the Fund’s website at matthewsasia.com. It contains additional information about the Fund.

HOW TO OBTAIN ADDITIONAL INFORMATION

Contacting Matthews Asia Funds	You can obtain free copies of the publications described above by visiting the Fund’s website at matthewsasia.com. To request the Fund’s SAI, annual and semi-annual reports and other information about the Fund or to make shareholder inquiries, contact the Fund at:

Matthews Asia Funds
P.O. Box 9791
Providence, RI 02940
800.789.ASIA (2742)

Obtaining Information from the SEC	Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

31

Investment Advisor

Matthews International Capital Management, LLC

800.789.ASIA (2742)

Account Services

BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9791

Providence, RI 02940

800.789.ASIA (2742)

Custodian

Brown Brothers Harriman & Co.

50 Milk Street

Boston, MA 02109

Shareholder Service Representatives are available from 9:00 AM to 7:00 PM ET, Monday through Friday.

For additional information about

Matthews Asia Funds:

matthewsasia.com

800.789.ASIA (2742)

Matthews Asia Funds

P.O. Box 9791

Providence, RI 02940

Investment Company Act File Number: 811-08510

Distributed in the United States by Foreside Funds Distributors LLC

Distributed in Latin America by HMC Partners

P.O. Box 9791	Providence, RI 02940	matthewsasia.com	800.789.ASIA (2742)	PS-NF-1115

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

MATTHEWS INTERNATIONAL FUNDS

(d/b/a MATTHEWS ASIA FUNDS)

MATTHEWSASIA.COM

ASIA STRATEGIC INCOME FUND – INVESTOR CLASS (MAINX)

ASIA STRATEGIC INCOME FUND – INSTITUTIONAL CLASS (MINCX)

ASIAN GROWTH AND INCOME FUND – INVESTOR CLASS (MACSX)

ASIAN GROWTH AND INCOME FUND – INSTITUTIONAL CLASS (MICSX)

ASIA DIVIDEND FUND – INVESTOR CLASS (MAPIX)

ASIA DIVIDEND FUND – INSTITUTIONAL CLASS (MIPIX)

CHINA DIVIDEND FUND – INVESTOR CLASS (MCDFX)

CHINA DIVIDEND FUND – INSTITUTIONAL CLASS (MICDX)

ASIA VALUE FUND – INVESTOR CLASS (            )

ASIA VALUE FUND – INSTITUTIONAL CLASS (            )

ASIA FOCUS FUND – INVESTOR CLASS (MAFSX)

ASIA FOCUS FUND – INSTITUTIONAL CLASS (MIFSX)

ASIA GROWTH FUND – INVESTOR CLASS (MPACX)

ASIA GROWTH FUND – INSTITUTIONAL CLASS (MIAPX)

PACIFIC TIGER FUND – INVESTOR CLASS (MAPTX)

PACIFIC TIGER FUND – INSTITUTIONAL CLASS (MIPTX)

ASIA ESG FUND – INVESTOR CLASS (MASGX)

ASIA ESG FUND – INSTITUTIONAL CLASS (MISFX)

EMERGING ASIA FUND – INVESTOR CLASS (MEASX)

EMERGING ASIA FUND – INSTITUTIONAL CLASS (MIASX)

CHINA FUND – INVESTOR CLASS (MCHFX)

CHINA FUND – INSTITUTIONAL CLASS (MICFX)

INDIA FUND – INVESTOR CLASS (MINDX)

INDIA FUND – INSTITUTIONAL CLASS (MIDNX)

JAPAN FUND – INVESTOR CLASS (MJFOX)

JAPAN FUND – INSTITUTIONAL CLASS (MIJFX)

KOREA FUND – INVESTOR CLASS (MAKOX)

KOREA FUND – INSTITUTIONAL CLASS (MIKOX)

ASIA SMALL COMPANIES FUND – INVESTOR CLASS (MSMLX)

ASIA SMALL COMPANIES FUND – INSTITUTIONAL CLASS (MISMX)

CHINA SMALL COMPANIES FUND – INVESTOR CLASS (MCSMX)

ASIA SCIENCE AND TECHNOLOGY FUND – INVESTOR CLASS (MATFX)

ASIA SCIENCE AND TECHNOLOGY FUND – INSTITUTIONAL CLASS (MITEX)

STATEMENT OF ADDITIONAL INFORMATION

SUBJECT TO COMPLETION, dated September 16, 2015, with respect to the Asia Value Fund, and dated April 30, 2015 for all other Funds

This Statement of Additional Information (this “SAI”) is not a prospectus and should be read in conjunction with the current prospectuses of the Investor Class and the Institutional Class of the Matthews Asia Funds (the “Funds”), other than the Matthews Asia Strategic Income Fund and the Matthews Asia Value Fund, with the separate current prospectus of the Matthews Asia Strategic Income Fund, each dated April 30, 2015, and with the separate current prospectus of the Matthews Asia Value Fund, dated [November 30, 2015] (the foregoing prospectuses collectively, the “Prospectus”). The Prospectus and the financial statements contained in the Funds’ Annual Report for the fiscal year ended December 31, 2014 are incorporated herein by reference. You can obtain a free copy of the current Prospectus and Annual Report on the Funds’ website at MATTHEWSASIA.COM or by contacting a Matthews Asia Funds representative at:

Matthews Asia Funds

P.O. Box 9791

Providence, RI 02940

800.789.ASIA (2742)

No person has been authorized to give any information or to make any representations not contained in this SAI or in the Prospectus in connection with the offering made by the Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds or their underwriters. The Prospectus does not constitute an offering by the Funds or by their underwriters in any jurisdiction in which such offering may not lawfully be made.

Fund History

Matthews International Funds (d/b/a Matthews Asia Funds) (the “Trust”), Four Embarcadero Center, Suite 550, San Francisco, California 94111, is a family of mutual funds currently offering seventeen separate series of shares (each individually, a “Fund,” and collectively, the “Funds”):

Asia Fixed Income Strategy:

Matthews Asia Strategic Income Fund

Asia Growth and Income Strategies:

Matthews Asian Growth and Income Fund

Matthews Asia Dividend Fund

Matthews China Dividend Fund

Asia Value Strategy:

Matthews Asia Value Fund

Asia Growth Strategies:

Matthews Asia Focus Fund

Matthews Asia Growth Fund

Matthews Pacific Tiger Fund

Matthews Asia ESG Fund

Matthews Emerging Asia Fund

Matthews China Fund

Matthews India Fund

Matthews Japan Fund

Matthews Korea Fund

Asia Small Companies Strategies:

Matthews Asia Small Companies Fund

Matthews China Small Companies Fund

Asia Specialty Strategy:

Matthews Asia Science and Technology Fund

Each Fund has both an Investor Class and an Institutional Class of beneficial interests; however, the Institutional Class shares of the Matthews China Small Companies Fund is not currently open for investment.

Description of the Funds

Please read the following information together with the information contained in the current prospectuses of the Investor Class and the Institutional Class of the Funds, other than the Matthews Asia Strategic Income Fund and the Matthews Asia Value Fund, with the separate current prospectus of the Matthews Asia Strategic Income Fund, dated April 30, 2015, and with the separate current prospectus of the Matthews Asia Value Fund, dated [November 30, 2015], concerning the investment strategies, risks and policies of the Funds. The information in this SAI supplements the information in the Prospectus.

The Trust is an open-end management investment company registered under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized as a Delaware statutory (business) trust on April 13, 1994 and commenced operations on September 12, 1994. It has never been engaged in any other business. Each Fund is “diversified” except for the Matthews India Fund, Matthews Korea Fund, and Matthews Asia Strategic Income Fund, which are non-diversified. Diversified means that at least 75% of the value of a fund’s total assets must be comprised of (i) cash and cash items, (ii) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, (iii) securities of other investment companies, or (iv) other securities, provided that no more than 5% of the value of the fund’s total assets are invested in the securities of a single issuer and the fund does not own more than 10% of the outstanding voting securities of a single issuer. The remaining 25% of the value of a fund’s total assets may be invested in a single issuer, or in multiple issuers not subject to the above limitations.

A “non-diversified” fund may invest a larger portion of its assets in the securities of a single issuer compared with that of a diversified fund. An investment in one of the non-diversified Funds entails greater risk than an investment in a diversified fund because of its greater exposure to the risks associated with individual issuers: a higher percentage of investments among fewer issuers may result in greater volatility of the total market value of the Fund’s portfolio; and economic, political or regulatory developments may have a greater impact on the value of the Fund’s portfolio than would be the case if the portfolio were diversified among more issuers.

Each Fund has elected and intends to continue to qualify to be treated as a “regulated investment company” under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the “Code”). Such qualification relieves a Fund of liability for federal income taxes to the extent the Fund’s earnings are distributed in accordance with the Code. To so qualify, among other requirements, each Fund will limit its investments so that, at the close of each quarter of its taxable year, (i) not more than 25% of the market value of the Fund’s total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer, and it will not own more than 10% of the outstanding voting securities of a single issuer.

Investment Objective

The investment objective of each of the Funds, except for the Matthews Asia Dividend Fund, Matthews China Dividend Fund, Matthews Asian Growth and Income Fund and Matthews Asia Strategic Income Fund, is to seek long-term capital appreciation.

The investment objective of the Matthews Asia Dividend Fund and Matthews China Dividend Fund is to seek total return with an emphasis on providing current income. The investment objective of the Matthews Asian Growth and Income Fund is to seek long-term capital appreciation with some current income. The investment objective of the Matthews Asia Strategic Income Fund is to seek income and total return over the long term.

Investment Process

Matthews International Capital Management, LLC (“Matthews”) is the investment advisor to each of the Funds. Matthews invests in the Asian region based on its assessment of the future development and economic prospects of companies located in that region. Matthews believes that the region’s countries are on paths toward economic development and, in general, deregulation and greater openness to market forces. Matthews believes in the potential for these economies, and believes that the intersection of development and deregulation will create opportunities for further growth. Matthews attempts to capitalize on its beliefs by investing in companies it considers to be well-positioned to participate in the region’s economic evolution. Matthews uses a range of approaches to participate in the growth of the Asian region to suit clients’ differing needs and investment objectives.

Matthews researches the fundamental characteristics of individual companies to help to understand the foundation of a company’s long-term development, and to assess whether it is generally consistent with Matthews’ expectations for the region’s economic evolution. Matthews evaluates potential portfolio holdings on the basis of their individual merits, and invests in those companies that it believes are positioned to help a Fund achieve its investment objectives.

Matthews has long-term investment goals and its process aims to identify potential portfolio investments that can be held over an indefinite time horizon. Matthews regularly tests its beliefs and adjusts portfolio holdings in light of prevailing market conditions and other factors, including, among other things, economic, political or market events (e.g., changes in credit conditions or military action), changes in relative valuations (to both a company’s financial prospects and to other issuers), liquidity requirements and management malfeasance or other unethical conduct.

Matthews uses a fundamentals-based investment process to manage the fixed-income portfolio of investments for the Matthews Asia Strategic Income Fund, with a focus on risk-adjusted return. Matthews’ fixed-income investment process includes six steps, with risk management embedded into each step of the process in order to identify and capitalize on credit (including counterparty), interest rate (duration), and currency opportunities and risks. Matthews also expects that, during various periods, it may employ a currency overlay strategy for the Asia Strategic Income Fund in an effort to enhance returns and moderate volatility. Matthews may initiate and suspend that strategy at any time without prior notice to investors. That strategy involves long and short positions on one or more currencies, with a total or gross notional value of these positions equal to as much as a substantial majority of its net asset value (“NAV”) , although the net market value of these positions, on a marked-to-market basis, at most times, is expected to be substantially lower.

The Funds, other than the Matthews Asia Value Fund, Matthews Asia Strategic Income Fund, Matthews Asia Dividend Fund, Matthews China Dividend Fund and Matthews Asia ESG Fund, invest where Matthews believes the potential for capital growth exists and in companies that it believes have demonstrated the ability to anticipate and adapt to changing markets. With respect to the Matthews Asia Value Fund, Matthews seeks to invest in companies whose share price trades at a substantial discount to its estimate of the company’s intrinsic value. With respect to the Matthews Asia Strategic Income Fund, Matthews seeks to invest in income-producing securities, including, but not limited to, debt and debt-related instruments issued by governments, quasi-governmental entities, supra-national institutions, and companies in Asia. With respect to the Matthews Asia Dividend Fund and Matthews China Dividend Fund, Matthews seeks to invest in companies that have in the past paid high dividends relative to their share prices, or which it believes are well-positioned to grow future dividends, or both. Accordingly, each of the Matthews Asia Dividend Fund and Matthews China Dividend Fund expects that its portfolio will primarily consist of companies with established dividend-paying records. With respect to the Matthews Asia ESG Fund, Matthews seeks to invest in Asian companies that have the potential to profit from the long-term opportunities presented by the global environmental and social challenges as well as those Asian companies that proactively manage long-term risks presented by these challenges, after taking into consideration environmental, social and governance (“ESG”) factors in addition to traditional financial data.

Equity securities in which the Funds, other than the Matthews Asia Dividend Fund, the Matthews China Dividend Fund, the Matthews Korea Fund and the Matthews Asia Strategic Income Fund, may invest include common stocks, preferred stocks, warrants, and securities convertible into common or preferred stocks, such as convertible bonds and debentures. Equity securities in which the Matthews Asia Dividend Fund and the Matthews China Dividend Fund may invest include common stocks, preferred stocks, convertible preferred stocks, and other equity-related instruments (including, for example, investment trusts and other financial instruments). Equity securities in which the Matthews Korea Fund may invest include common stocks, preferred stocks, warrants, and securities convertible into common or preferred stocks, such as convertible bonds and debentures, warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depositary receipts of issuers located in South Korea.

Debt securities in which the Matthews Asia Strategic Income Fund may invest include bonds, debentures, bills, notes, certificates of deposit and other bank obligations, senior secured bank debt, convertible debt securities, credit-linked notes, inflation-linked instruments, repurchase agreements, dividend paying equity securities and derivative instruments with fixed-income characteristics.

Each of the Funds, other than the Matthews Korea Fund and the Matthews Asia Strategic Income Fund, may invest no more than 20% of its total assets in non-convertible bonds and other debt securities, including securities issued by government entities and their political subdivisions, provided, however, that the Matthews Japan Fund may only invest in non-convertible bonds that are rated, at the time of investment, BBB or higher by Standard & Poor’s Ratings Group (“S&P”) or Fitch Investor Service, Inc. (“Fitch”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or rated of equivalent credit quality by an internationally recognized statistical rating organization or, if not rated, are of equivalent credit quality as determined by Matthews. Securities rated lower than BBB by S&P or Fitch, or Baa by Moody’s, are considered to have speculative characteristics. Non-convertible debt securities in which the Matthews Japan Fund may invest include U.S. dollar- or yen-denominated debt securities issued by the Japanese government or Japanese companies and obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Matthews Korea Fund may invest in convertible debt securities, and up to 35% of its total assets in non-convertible debt securities provided that such securities are rated, at the time of investment, BBB or higher by S&P or Fitch or Baa or higher by Moody’s or rated of equivalent credit quality by an internationally recognized statistical rating organization or, if not rated, are of equivalent credit quality as determined by Matthews. Non-convertible debt securities in which the Matthews Korea Fund may invest include U.S. dollar- or won-denominated debt securities issued by the South Korean government or South Korean companies and obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Matthews Asia Strategic Income Fund is permitted to invest in debt securities of any quality, including high yield debt securities rated below investment grade (commonly referred to as “junk bonds”) and unrated debt securities. The Matthews Asia Strategic Income Fund may invest up to 50% of its total assets in securities of issuers from a single country (including the government of that country, its agencies, instrumentalities and political subdivisions), and up to 25% of its total assets may be invested in the securities issued by any one Asian government (including its agencies, instrumentalities and political subdivisions.

The Funds may invest in securities of issuers of various sizes. Smaller companies often have limited product lines, markets or financial resources, and they may be dependent upon one or a few key people for management and may lack depth of management. Smaller companies may have less certain growth prospects, and be more sensitive to changing economic conditions than larger, more established companies. A Fund may have more difficulty obtaining information about smaller portfolio companies, or valuing or disposing of their securities, than it would if it focused on larger, more well-known companies. Transaction costs in stocks of smaller capitalization companies may be higher than those of larger capitalization companies. The securities of such companies generally are subject to more abrupt or erratic market movements and may be less liquid than securities of larger, more established companies or the markets in general, and can react differently to political, market and economic developments than these companies or markets. The Funds, and the Matthews Emerging Asia Fund in particular, may also invest in micro-cap companies (i.e., companies with total market capitalization of $250 million or less). Investments in micro-cap companies are subject to the same types of risks described above for investments in smaller companies, but the likelihood of such risks is even greater for micro-cap companies because they often have even narrower markets, fewer product lines and/or more limited managerial and financial resources than those of smaller companies.

The Funds may invest in debt securities, including convertible debt securities, debt securities rated below investment grade, as well as unrated securities that have been deemed by Matthews to be of similar credit quality. Securities rated below investment grade (and unrated securities of comparable quality as determined by Matthews) are sometimes referred to as “high yield securities” or “junk bonds” and are considered to be speculative investments. High yield securities involve a greater risk of loss of principal and interest (see “Risks Associated with Securities Rated Below Investment Grade”). There is no objective standard against which Matthews may evaluate the credit and other risks of unrated securities. Matthews seeks to minimize the risks of investing in unrated and lower-rated securities through investment analysis and attention to current developments in interest rates and economic conditions. In selecting debt and convertible securities for the Funds, Matthews may assess the following factors, among others:

•	Potential for capital appreciation;

•	Price of security relative to price of underlying stock, if a convertible security;

•	Yield of security relative to yield of other fixed-income securities;

•	Interest or dividend income;

•	Call and/or put features;

•	Creditworthiness;

•	Price of security relative to price of other comparable securities;

•	Size of issue;

•	Currency of issue; and

•	Impact of security on diversification of the portfolios.

The Funds may also invest in securities of foreign issuers in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and International Depositary Receipts (“IDRs”), also known as Global Depositary Receipts (“GDRs”). Generally, ADRs in registered form are U.S. dollar-denominated securities designed for use in the U.S. securities markets, which may be converted into an underlying foreign security. ADRs represent the right to receive securities of foreign issuers deposited in the domestic bank or correspondent bank. ADRs do not eliminate all the risks inherent in investing in the securities of foreign issuers. The Funds may also invest in EDRs, which are receipts evidencing an arrangement with a European bank similar to that for ADRs and are designed for use in the European securities markets.

IDRs and GDRs are similar to ADRs except that they are bearer securities for investors or traders outside the U.S., and for companies wishing to raise equity capital in securities markets outside the U.S. Most IDRs have been used to represent shares although some represent bonds, commercial paper and certificates of deposit. Some IDRs may be convertible to ADRs, making them particularly useful for arbitrage between the markets.

The Funds may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis. Such transactions may act as a hedge against anticipated changes in interest rates and prices.

Risks of Investment

All investments involve risk. There can be no guarantee against loss resulting from an investment in the Funds, nor can there be any assurance that a Fund’s investment objective will be attained. Below is supplemental information about risks of investing in the Funds. Further information about the principal risks of investing in the Funds can be found in the Prospectus.

Political, Social and Economic Risks

The value of a Fund’s assets may be adversely affected by political, economic, social and religious factors, inadequate investor protection, changes in the laws or regulations of the countries in which it invests and the status of these countries’ relations with other countries. In addition, the economies of these countries may differ favorably or unfavorably from the U.S. economy in respects such as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency, balance of payments position and sensitivity to changes in global trade. Some countries have limited natural resources (such as oil and natural gas), resulting in dependence on foreign sources for certain raw materials and vulnerability to global fluctuations of price and supply.

In many other countries, the government has exercised and continues to exercise significant influence over many aspects of the economy, and the number of public sector enterprises in these countries is substantial. Accordingly, future government actions in these countries could have a significant effect on the economy of these countries, which could affect private sector companies and the Funds, market conditions, and prices and yields of securities in a Fund’s portfolio.

Risks of Emerging Markets

Many countries of the Asia Pacific region are considered to be developing or emerging economies and markets. The risks of investment in such markets include (i) less social, political and economic stability; (ii) the smaller size of the securities markets and the lower volume of trading, which may result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests, or expropriation or confiscation of assets or property, which could result in a Fund’s loss of its entire investment in that market; (iv) less developed legal and regulatory structures governing private or foreign investment or allowing for judicial redress for injury to private property; (v) inaccurate, incomplete or misleading financial information on companies in which the Funds invest; (vi) securities of companies may trade at prices not consistent with traditional valuation measures; and (vii) limitations on foreign ownership, which may impact the price of a security purchased or held by the Funds.

Many developing countries in which the Funds invest lack the social, political and economic stability characteristics of the United States. Political instability among emerging market countries can be common and may be caused by an uneven distribution of wealth, social unrest, labor strikes, civil wars and religious oppression. Economic instability in emerging market countries may take the form of (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation; and (v) imposition of trade barriers.

Stock exchanges in emerging markets have in the past experienced substantial fluctuations in the prices of their listed securities. They have also experienced problems such as temporary exchange closures, broker defaults, settlement delays and broker strikes that, if they occur again, could affect the market price and liquidity of the securities in which the Funds invest. In addition, the governing bodies of certain stock exchanges have from time to time imposed restrictions on trading in certain securities, limitations on price movements and margin requirements. Disputes have also occurred from time to time among listed companies, the stock exchanges and other regulatory bodies, and in some cases those disputes have had a negative effect on overall market sentiment. There have been delays and errors in share allotments relating to initial public offerings, which in turn may affect overall market sentiment and lead to fluctuations in the market prices of the securities of those companies and others in which the Funds may invest.

In the past, governments within the emerging markets have become overly reliant on the international capital markets and other forms of foreign credit to finance public spending programs that cause large deficits. Often, interest payments have become too burdensome for the government to meet, representing a large percentage of total GDP. These foreign obligations then become the subject of political debate with the opposition parties pressuring the government to use its resources for social programs rather than making payments to foreign creditors. Some foreign governments have been forced to seek a restructuring of their loan and/or bond obligations and have declared a temporary suspension of interest payments or have defaulted. These events have adversely affected the values of securities issued by foreign governments and companies in emerging market countries and have negatively impacted not only their cost of borrowing, but their ability to borrow in the future as well.

In addition, brokerage commissions, custodial fees, withholding taxes, and other costs relating to investment in foreign markets may be higher than in the United States. The operating expense ratio of a Fund may be expected to be higher than that of a fund investing primarily in the securities of U.S. issuers.

Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Sudden changes in governments may result in policies that are less favorable to investors, such as policies designed to expropriate or nationalize “sovereign” assets. Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.

Legal principles relating to corporate affairs and the validity of corporate procedures, directors’ fiduciary duties and liabilities and shareholders’ rights may differ from those that may apply in the United States and other more developed countries. Shareholders’ rights may not be as extensive as those that exist under the laws of the United States and other more developed countries. A Fund may therefore have more difficulty asserting shareholder rights than it would as a shareholder of a comparable U.S. company.

Disclosure and regulatory standards of emerging market countries are in many respects less stringent than U.S. standards. Issuers are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to issuers in the United States or other more developed countries. In particular, the assets and profits appearing on the financial statements of an issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. or European generally accepted accounting principles. There is substantially less publicly available information about emerging market issuers than there is about U.S. issuers.

Risks of Foreign Currency

Currencies of emerging market countries are subject to significantly greater risks than currencies of developed countries. Many emerging market countries have experienced steady declines or sudden devaluations of their currencies relative to the U.S. dollar. Some emerging markets currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies. Some emerging markets countries have experienced deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions, foreign investments or the repatriation of foreign investments. Future restrictive exchange controls could prevent or restrict the ability of an issuer in such market to make dividend or interest payments in the original currency of the obligation. In addition, even though the currencies of some emerging market countries may be convertible into U.S. dollars, the conversion rates may not reflect their market values.

The U.S. dollar value of a Fund’s investments and of dividends and interest earned by the Funds may be significantly affected by changes in currency exchange rates. The value of a Fund’s assets denominated in foreign currencies will increase or decrease in response to fluctuations in the value of those foreign currencies relative to the U.S. dollar. Although the Funds may engage in currency transactions, Matthews does not currently intend to actively manage currency exchange rate risks except to the extent it uses a currency overlay strategy for the Matthews Asia Strategic Income Fund as discussed elsewhere in this SAI. Should Matthews do so, there is no assurance that it will do so at an appropriate time or that it will be able to predict exchange rates accurately. For example, if a Fund increases its exposure to a currency and that currency’s price subsequently falls, such currency management may result in increased losses to that Fund. Similarly, if a Fund decreases its exposure to a currency and the currency’s price rises, that Fund will lose the opportunity to participate in the currency’s appreciation. Some currency prices may be volatile, and there is the possibility of government controls on currency exchange or government intervention in currency markets, which could adversely affect the Funds. Foreign investments, which are not U.S. dollar-denominated, may require a Fund to convert assets into foreign currencies or to convert assets and income from foreign currencies to U.S. dollars. Normally, exchange transactions will be conducted on a spot, cash or forward basis at the prevailing rate in the foreign exchange market.

Dividends and interest received by the Funds with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. In addition, many foreign countries do not impose taxes on capital gains with respect to investments by non-resident investors.

The Funds may invest in convertible debt securities, which may be denominated in U.S. dollars, local or other currencies. The value of convertible securities varies with a number of factors including the value and volatility of the underlying stock, the level and volatility of interest rates, the passage of time, dividend policy and other variables. Investing in a convertible security denominated in a currency different from that of the security into which it is convertible may expose a Fund to currency risk as well as risks associated with the level and volatility of the foreign exchange rate between the security’s currency and the underlying stock’s currency.

Risks of Fixed-Income Securities

All fixed-income securities are subject to two primary types of risks: credit risk and interest rate risk. The credit risk relates to the ability of the issuer to meet interest or principal payments or both as they come due. The interest rate risk refers to the fluctuations in the NAV of any portfolio of fixed-income securities resulting from the inverse relationship between price and yield of fixed-income securities; that is, when the general level of interest rates rises, the prices of outstanding fixed-income securities decline, and when interest rates fall, prices rise.

In addition, if the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a rise in interest rates or a decline in the exchange rate of the currency would adversely affect the value of the security expressed in dollars. Fixed-income securities denominated in currencies other than the U.S. dollar or in multinational currency units are evaluated on the strength of the particular currency against the U.S. dollar as well as on the current and expected levels of interest rates in the country or countries.

Risks of Securities Rated Below Investment Grade

In this SAI, references are made to credit ratings of debt securities, which measure an issuer’s expected ability to pay principal and interest over time. Credit ratings are determined by rating organizations, such as Moody’s, S&P or Fitch. The following terms are generally used to describe the credit quality of debt securities depending on the security’s credit rating or, if unrated, credit quality as determined by Matthews:

•	High quality

•	Investment grade

•	Below investment grade (“high yield securities” or “junk bonds”)

For a further description of credit ratings, see “Appendix: Bond Ratings.” As noted in the Appendix, Moody’s, S&P and Fitch may modify their ratings of securities to show relative standing within a rating category, with the addition of numerical modifiers (1, 2 or 3) in the case of Moody’s, and with the addition of a plus (+) or minus (-) sign in the case of S&P or Fitch. A Fund may purchase a security, regardless of any rating modification, provided the security is rated at or above the Fund’s minimum rating category. For example, a Fund may purchase a security rated B3 by Moody’s, B- by S&P, or B- by Fitch, provided the Fund may purchase securities rated B.

Each Fund (except the Matthews Asian Growth and Income Fund and the Matthews Asia Strategic Income Fund) limits its investments in securities rated below investment grade (securities rated lower than BBB by S&P or Fitch, Baa or below by Moody’s or, if unrated, are of comparable quality in the judgment of Matthews) to no more than 15% of its total assets. Securities rated lower than BBB by S&P or Fitch, or Baa by Moody’s are considered to have speculative characteristics. Debt securities rated below investment grade, commonly referred to as “junk bonds,” are considered to be of poor standing and have speculative characteristics that result in a greater risk of loss of principal and interest. There can be no assurance that the Funds would be protected from widespread bond defaults brought about by a sustained economic downturn or other market and interest rate changes.

The value of lower-rated debt securities will be influenced not only by changing interest rates, but also by the bond market’s perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, low and medium-rated bonds may decline in market value due to investors’ heightened concern over credit quality, regardless of prevailing interest rates. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity (liquidity refers to the ease or difficulty which a Fund could sell a security at its perceived value) of lower-rated securities held by a Fund, especially in a thinly-traded foreign market.

To the extent that an established secondary market does not exist and a particular lower-rated debt security is thinly-traded, that security’s fair value may be difficult to determine because of the absence of reliable objective data. As a result, a Fund’s valuation of the security and the price it could obtain upon its disposition could differ.

The credit ratings of S&P, Fitch and Moody’s are evaluations of the safety of principal and interest payments, not market value risk, of lower-rated securities. Credit rating agencies may fail to change timely the credit ratings to reflect subsequent events. Therefore, in addition to using recognized rating agencies and other sources, Matthews may perform its own analysis of issuers. Matthews’ analysis of issuers may be based on various factors, including, without limitation, historic and current financial conditions and current and anticipated cash flows. Such analysis is used by Matthews only for purposes of making an investment decision for the Funds, and Matthews makes no representation or guarantee as to the credit quality of a security in performing such analysis.

Risks of Investing in Foreign Countries

The Matthews Asia Value Fund, Matthews Asian Growth and Income Fund, Matthews Asia Dividend Fund, Matthews Asia Focus Fund, Matthews Asia Growth Fund, Matthews Pacific Tiger Fund, Matthews Asia ESG Fund, Matthews Emerging Asia Fund, Matthews Asia Small Companies Fund, Matthews Asia Science and Technology Fund and Matthews Asia Strategic Income Fund may invest in companies from different countries. In addition, each of these Funds may invest up to 20% of its total assets in securities located outside of Asia or the Asia Pacific region. The Matthews India, Matthews Japan and Matthews Korea Funds may each invest up to 20% of its total assets in securities located outside of India, Japan and South Korea, respectively; the Matthews China, Matthews China Dividend and Matthews China Small Companies Funds may each invest up to 20% of its total assets in securities located outside of China. The Matthews Asia Strategic Income Fund may invest up to 50% of its total assets in securities of issuers from a single country, and up to 25% of its total assets in the securities issued by one Asian government. Such investments by the Funds may be in the securities of companies from any country, including, without limitation, the United States. Each country’s size, level of economic development, and economic and political stability will have an impact on the value of those companies.

The Matthews India Fund, Matthews Japan Fund and Matthews Korea Fund concentrate their investments, respectively, in securities of Indian, Japanese or South Korean companies; the Matthews China Fund, Matthews China Dividend Fund and Matthews China Small Companies Fund concentrate their investments in securities of Chinese companies. Consequently, the share price of each of these Funds may be more volatile, and more affected by political, economic and other events in the country in which they invest than that of mutual funds that are not as geographically concentrated. An investment in any of these Funds should not be considered a complete investment program, but may be used to help diversify a portfolio. Information regarding the risks associated with investing in China (including Hong Kong) and Taiwan, India, Japan and South Korea is included in the Prospectus and is set forth below.

Risks Associated with China

The Funds may hold securities listed on the Shanghai or Shenzhen stock exchanges. Securities listed on these exchanges are divided into two classes: A shares, which are mostly limited to domestic investors (as described further below under “China A Shares”), and B shares, which are allocated for both international and domestic investors. Currently, the Funds’ exposure to securities listed on either the Shanghai or Shenzhen exchanges is largely through the B shares. However, the Funds may hold smaller amounts of A shares through the Shanghai-Hong Kong Stock Connect program or through Matthews’ Qualified Foreign Institutional Investor (“QFII”) Quota.

The Funds may also acquire A shares through the Shenzhen-Hong Kong Stock Connect program, when that program becomes operational (which is currently expected in late 2015 or 2016). The Shanghai-Hong Kong Stock Connect and Shenzhen-Hong Kong Stock Connect programs, and Matthews’ QFII Quota are described in more detail under “China A Shares,” below. In addition to these A shares and B shares, the Funds may also invest in Hong Kong listed H shares, Hong Kong listed Red Chips (which are companies owned by mainland China enterprises, but listed in Hong Kong) and companies with a significant amount of their revenues derived from business conducted in China (regardless of the exchange on which the security is listed or the country in which the company is based).

Risks Associated with Taiwan

The political reunification of China and Taiwan, over which China continues to claim sovereignty, is a highly complex issue and is unlikely to be settled in the near future. Continuing hostility between China and Taiwan may have an adverse impact on the values of a Fund’s investments in both China and Taiwan, or make investment in China and Taiwan impracticable or impossible. Any escalation of hostility between China and Taiwan would likely distort Taiwan’s capital accounts, as well as have a significant adverse impact on the value of a Fund’s investments in both countries, and in other countries in the region.

Taiwan has in the past shown an ability to prosper in a competitive environment on the strength of product quality, efficiency and responsiveness to market demand. This ability will continue to be tested in the future as, in addition to certain protectionist threats, Taiwan’s export economy faces competition from producers in other countries with lower wage levels than those generally prevailing in Taiwan. Skilled workers and technical personnel are still relatively inexpensive in Taiwan, but unskilled labor is increasingly in short supply. Recognizing the imperatives of the more competitive Asian economy, the Taiwanese government is seeking to develop Taiwan into a regional hub for high-end manufacturing, sea and air transportation, finance, telecommunications and media. Taiwan is seeking to develop further as a service-oriented economy rather than a labor-intensive, manufacturing-oriented one. One result of the movement of industrial capacity offshore has been the reduction of the labor shortage in manufacturing.

Risks Associated with India

Foreign investment in the securities of issuers in India is usually restricted or controlled to some degree. In India, “Foreign Institutional Investors” (“FIIs”) may predominately invest in exchange-traded securities (and securities to be listed, or those approved on the over-the-counter market of India) subject to the conditions specified in Indian guidelines and regulations (the “Guidelines”). FIIs are required to apply for registration to the Securities and Exchange Board of India (“SEBI”) and to the Reserve Bank of India for permission to trade in Indian securities. The Guidelines require SEBI to review the professional experience and reputation of the FII, and custodian arrangements for Indian securities. Although the Trust is a registered FII, it must still seek renewal of this status periodically. There can be no guarantee that regulatory approval will be granted to continue the Trust’s FII status. FIIs are required to observe certain investment restrictions, including an ownership ceiling on the total issued share capital of any one company of: (1) 10% for an FII in aggregate; and (2) 10% for each sub-account or 5% for sub-accounts registered under the Foreign Companies/Individual category. In addition, the shareholdings of all registered FIIs, together with the shareholdings of non-resident Indian individuals and foreign corporate bodies substantially owned by non-resident Indians, may not exceed 40% of the issued share capital of most companies. It is possible that this restriction could be raised or potentially lifted, subject to that company’s approval. Under normal circumstances, income, gains and initial capital with respect to such investments are freely repatriable, subject to payment or withholding of applicable Indian taxes. Please see “Other Foreign Tax Issues.” There can be no assurance that these investment control regimes will not change in a way that makes it more difficult or impossible for the Funds to reach their investment objectives or repatriate their income, gains and initial capital from India.

A high proportion of the shares of many Indian issuers are held by a limited number of persons or entities, which may limit the number of shares available for investment by a Fund. In addition, further issuances (or the perception that such issuances may occur) of securities by Indian issuers in which a Fund has invested could dilute the earnings per share of that Fund’s investment and could adversely affect the market price of such securities. Sales of securities by such issuer’s major shareholders, or the perception that such sales may occur, may also significantly and adversely affect the market price of such securities and, in turn, a Fund’s investment. A limited number of issuers represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of the Indian securities markets may also affect a Fund’s ability to acquire or dispose of securities at the price and time that it desires.

The ability of the Funds to invest in Indian securities, exchange Indian rupees into U.S. dollars and repatriate investment income, capital and proceeds of sales realized from their investments in Indian securities is subject to the Indian Foreign Exchange Management Act, 1999, and the rules, regulations and notifications issued thereunder. There can be no assurance that the Indian government in the future, whether for purposes of managing its balance of payments or for other reasons, will not impose restrictions on foreign capital remittances abroad or otherwise modify the exchange control regime applicable to foreign institutional investors in such a way that may adversely affect the ability of the Funds to repatriate their income and capital. Such conditions or modifications may prompt the Board of Trustees of the Trust (the “Board of Trustees” or the “Board”) to suspend redemptions of a Fund’s shares for up to the period allowed by the 1940 Act, which is seven days, except in certain limited circumstances. If for any reason a Fund is unable, through borrowing or otherwise, to distribute an amount equal to substantially all of its investment company taxable income (as defined for U.S. tax purposes, without regard to the deduction for dividends paid) within the applicable time periods, a Fund would cease to qualify for the favorable tax treatment afforded to regulated investment companies under the Code.

Religious and border disputes persist in India. Moreover, India has from time to time experienced civil unrest and hostilities with neighboring countries such as Pakistan. Both India and Pakistan have tested nuclear arms, and the threat of deployment of such weapons could hinder development of the Indian economy. Escalating tensions between India and Pakistan could impact the broader region. The Indian government has confronted separatist movements in several Indian states. The longstanding dispute with Pakistan over the bordering Indian state of Jammu and Kashmir, a majority of whose population is Muslim, remains unresolved. Recent attacks by terrorists believed to be based in Pakistan against India have further damaged relations between the two countries. If the Indian government is unable to control the violence and disruption associated with these tensions, the results could destabilize the economy and, consequently, adversely affect a Fund’s investments.

Risks Associated with Japan

The decline in the Japanese securities markets, which began in 1989, has contributed to a weakness in the Japanese economy, and the impact of a further decline cannot be ascertained. The common stocks of many Japanese companies continue to trade at high price-earnings ratios in comparison with those in the United States. While differences in Japanese and international accounting standards have narrowed, remaining differences may continue to make it difficult to compare the earning of Japanese companies with those of companies in other countries, especially the United States.

Risks Associated with South Korea

The South Korean government has historically imposed significant restrictions and controls on foreign investors. As a result, the Funds may be limited in their investments or precluded from investing in certain South Korean companies, which may adversely affect the performance of the Funds. Under current regulations, foreign investors are allowed to invest in almost all shares listed on the South Korean Stock Exchange (“KSE”). From time to time, many of the securities trade among non-South Korean residents at a premium over the market price. Foreign investors may effect transactions with other foreign investors off the KSE in the shares of companies that have reached the maximum aggregate foreign ownership limit through a securities company in South Korea. These transactions typically occur at a premium over prices on the KSE. There can be no assurance that the Funds, if they purchase such shares at a premium, will be able to realize such premiums on the sale of such shares or that such premium will not be reduced or eliminated by changes in regulations or otherwise. Such securities will be valued at fair value as determined in good faith by the Funds’ Valuation Committee under the supervision of the Board of Trustees.

Investments by the Funds in the securities of South Korean issuers may involve investment risks different from those of U.S. issuers, including possible political, economic or social instability in South Korea, and changes in South Korean law or regulations. In addition, there is the possibility of the imposition of currency-exchange controls, foreign withholding tax on the interest income payable on such instruments, foreign controls, seizure or nationalization of foreign deposits or assets, or the adoption of other foreign government restrictions that might adversely affect the South Korean securities held by the Funds. Political instability and/or military conflict involving North Korea may adversely affect the value of the Funds’ assets. Foreign securities may also be subject to greater fluctuations in price than securities of domestic corporations or the U.S. government. There may be less publicly available information about a South Korean company than about a U.S. company. Brokers in South Korea may not be as well capitalized as those in the U.S., so that they may be more susceptible to financial failure in times of market, political or economic stress. Additionally, South Korean accounting, auditing and financial reporting standards and requirements differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a South Korean issuer may not reflect its financial position or results of operations in accordance with U.S. generally accepted accounting principles. There is a possibility of expropriation, nationalization, confiscatory taxation or diplomatic developments that could adversely affect investments in South Korea.

The Funds do not intend to engage in activities that they believe would create a permanent establishment in South Korea within the meaning of the South Korea-U.S. Tax Treaty. Therefore, the Funds generally should not be subject to any South Korean income taxes other than South Korean withholding taxes. Exemption or reductions in these taxes apply if the South Korea-U.S. Tax Treaty applies to the Funds. If the treaty provisions are not, or cease to be, applicable to the Funds, significant additional withholding or other taxes could apply, reducing the NAVs of the Funds.

Risks Associated with Other Countries

The Funds may invest, and the Matthews Emerging Asia Fund will invest a substantial portion of its total net assets, in various other countries in the Asia Pacific region, including Bangladesh, Cambodia, Indonesia, Laos, Malaysia, Mongolia, Myanmar, Pakistan, Papua New Guinea, Philippines, Sri Lanka, and Kazakhstan. Information regarding the risks associated with investing in some of these countries is included in the Prospectus, and additional information regarding the risks of investing in some of these countries is set forth below.

Vietnam. In 1992, Vietnam initiated the process of privatization of state-owned enterprises, and expanded that process in 1996. The Vietnamese government has exercised and continues to exercise significant influence over many aspects of the economy. Accordingly, government and bureaucratic actions have a significant effect on the economy and could adversely affect market conditions, deter economic growth and the profitability of private enterprises. Some Vietnamese industries, including commercial banking, remain dominated by state-owned enterprises. To date, economic, political and legal reform has proceeded at a slow pace, and foreign direct investment remains at a developmental stage. Currently, employees and management boards hold a majority of the equity of most privatized enterprises. In addition, the government of Vietnam continues to hold, on average, more than one-third of the equity in such firms. Only a small percentage of the shares of privatized companies are held by investors. In addition, Vietnam continues to impose limitations on foreign ownership of Vietnamese companies. Vietnamese authorities have in the past imposed arbitrary repatriation taxes on foreign owners, and the government may levy withholding and other taxes on dividends, interest and gains. There can be no guarantee that Vietnam’s privatization process, or its efforts to reform its economic, political or legal systems will continue.

Inflation threatens long-term economic growth and may deter foreign investment in the country. In addition, foreign currency reserves in Vietnam may not be sufficient to support conversion into the U.S. dollar (or other more liquid currencies), which may result in a fund being unable to repatriate proceeds from the sales of Vietnamese holdings. Business and overseas investment patterns may exacerbate currency conversion and repatriation at certain times of the year. The Funds may attempt to repatriate from the Vietnamese Dong using a third currency (e.g. Hong Kong Dollar or Euro), which could expose the Funds to risks associated with that currency and additional costs. Perhaps to a greater extent than markets in other emerging market countries, Vietnamese markets have relatively low levels of liquidity, which may result in extreme volatility in the prices of Vietnamese securities. Market volatility may also be heightened by the actions of a small number of investors.

Pakistan. Changes in the value of investments in Pakistan and in companies with significant economic ties to that country largely depend on continued economic growth and reform in Pakistan, which remains uncertain and subject to a variety of risks. Adverse developments can result in substantial declines in the value of investments. Pakistan has faced, and continues to face, high levels of political instability and social unrest at both the regional and national levels. Such instability has and may erupt again into wide-scale disorder. Social and political instability may also result in increased levels of terrorism, prolonged economic disruption and may discourage foreign investment.

Ongoing border disputes with India may result in armed conflict between the two nations, both of which possess nuclear capabilities. Even in the absence of armed conflict, the lingering threat of war with India may depress economic growth and investment in Pakistan. Additionally, Pakistan’s geographic location and its shared borders with Afghanistan and Iran increase the risk that it will be involved in, or otherwise affected by, international conflict. Pakistan’s economic growth is in part attributable to high levels of foreign aid, loans and debt forgiveness. Such international support, however, may be significantly reduced or terminated in response to changes in the political leadership of Pakistan.

Pakistan faces a wide range of other economic problems and risks. Pakistan has undertaken a privatization initiative, but with continued opposition to such efforts, there is substantial uncertainty over whether privatization will continue and whether existing efforts will be reversed. Pakistan is subject to substantial natural resource constraints, which both hamper development and make Pakistan’s economy vulnerable to price fluctuations in these resources. Pakistan maintains large budgetary and current account deficits. The resulting high levels of national debt may not be sustainable. Pakistan also maintains a trade deficit, which could be worsened if relations with the United States, the largest market for Pakistani exports, deteriorate. The rights of investors and other property owners in Pakistan are subject to protection by a developing judicial system that is widely perceived as lacking transparency. Inflation threatens long-term economic growth and may deter foreign investment in the country. Government leaders have previously adopted policies that increased legal and economic uncertainty and inhibited foreign investment and may do so in the future.

Kazakhstan. Kazakhstan is an ethnically diverse republic with authoritarian presidential rule located in a strategic position between Asia and Europe. Kazakhstan has a resource-based economy heavily dependent on the export of natural resources, and accordingly, fluctuations in certain commodity markets or sustained low prices for Kazakh exports could adversely affect Kazakhstan’s economy. Additionally, rising commodities prices create inflationary pressures from strong currency inflows. Kazakhstan has pursued economic reform and liberalization of many economic areas, but there is no guarantee that the government will not become directly involved in aspects of the economy in the future. The banking system is a significant weak point in the Kazakh economy because the solvency of banks is at risk from a high proportion of non-performing loans.

Additional Investment Strategies

Except as otherwise stated, the following strategies and specific types of investments are not the principal investment strategies of the Funds, but are reserved by Matthews for its use in the event that Matthews deems it appropriate to do so to achieve the Funds’ fundamental investment objectives.

1.	Loans of Portfolio Securities

The Funds may lend portfolio securities to broker-dealers and financial institutions. In return, the broker-dealers and financial institutions pay the Funds money to borrow these securities. The Funds may lend portfolio securities, provided that: (1) the loan is secured continuously by collateral marked-to-market daily and maintained in an amount at least equal to the current market value of the securities loaned; (2) a Fund may call the loan at any time and receive the securities loaned; (3) a Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned by a Fund will not at any time exceed 33% of the total assets of that Fund.

Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral. Therefore, the Fund will only enter into portfolio loans after a review by Matthews, under the supervision of the Board of Trustees, including a review of the creditworthiness of the borrower. Such reviews will be monitored on an ongoing basis.

For the duration of the loan, a Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and will receive proceeds from the investment of the collateral. As with other extensions of credit, there are risks of delay in recovery or even losses of rights in the securities loaned should the borrower of the securities fail financially. However, the loans will be made only to borrowers deemed by Matthews to be creditworthy, and when, in the judgment of Matthews, the income which can be earned currently from such loans justifies the attendant risk. Additionally, for the duration of the loan, a Fund will not have the right to vote on securities while they are being lent, but will generally call a loan in anticipation of any important vote, as determined by Matthews.

Such loans of securities are collateralized with collateral assets in an amount at least equal to the current value of the loaned securities, plus accrued interest. There is a risk of delay in receiving collateral or recovering the securities loaned or even a loss of rights in the collateral should the borrower fail financially.

2.	Repurchase Agreements

The Funds may enter into repurchase agreements to earn income. The Funds may also enter into repurchase agreements with financial institutions that are deemed to be creditworthy by Matthews, pursuant to guidelines established by the Board of Trustees. The repurchase price under the agreements equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Repurchase agreements may be considered to be collateralized loans by the Funds under the 1940 Act.

Any collateral will be marked-to-market daily. If the seller of the underlying security under the repurchase agreement should default on its obligation to repurchase the underlying security, a Fund may experience delay or difficulty in exercising its right to realize upon the security and, in addition, may incur a loss if the value of the security should decline, as well as disposition costs in liquidating the security. A Fund will not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days. The Funds must treat each counterparty to a repurchase agreement as an issuer of a security for tax diversification purposes and not treat the agreement as cash, a cash equivalent or receivable.

The financial institutions with which the Matthews Asia Funds may enter into repurchase agreements are banks and non-bank dealers of U.S. government securities that are listed on the Federal Reserve Bank of New York’s list of reporting dealers and banks, if such banks and non-bank dealers are deemed creditworthy by Matthews. Matthews will continue to monitor the creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement at not less than the repurchase price. Funds will only enter into a repurchase agreement where the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement.

The Funds may invest in repurchase agreements with foreign parties, or in a repurchase agreement based on securities denominated in foreign currencies. Legal structures in foreign countries, including bankruptcy laws, may offer less protection to investors such as the Funds, and foreign repurchase agreements generally involve greater risks than a repurchase agreement in the United States.

3.	Reverse Repurchase Agreements

A Fund may enter into reverse repurchase agreements to raise cash on a short-term basis. Reverse repurchase agreements involve the sale of securities held by a Fund pursuant to its agreement to repurchase the securities at an agreed upon price, date and rate of interest. The repurchase price under the agreements equals the price paid by a counterparty plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Such agreements are considered to be borrowings under the 1940 Act, and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, each Fund will maintain in a segregated account an amount of cash, U.S. government securities or other liquid, high-grade debt securities at least equal to the market value of the securities, plus accrued interest, subject to the agreement. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Funds may decline below the price of the securities a Fund is obligated to repurchase.

4.	Securities of Other Investment Companies

The Funds may invest in the securities of other investment companies and currently intend to limit their investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of any of the individual Fund’s total assets will be invested in the securities of any one investment company; (ii) not more than 10% of a Fund’s total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the respective Fund.

As a shareholder of another investment company, a Fund would bear along with other shareholders, its pro rata portion of the investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Funds bear directly in connection with their own operations.

5.	Illiquid Securities

Illiquid securities are securities that cannot be disposed of at approximately the price at which they are valued by a Fund within seven days of wanting to do so. The Board of Trustees has delegated the function of making day-to-day determinations of whether a security is liquid or not to Matthews, pursuant to guidelines established by the Board of Trustees and subject to its quarterly review. Matthews will monitor the liquidity of securities held by the Funds and report periodically on such decisions to the Board of Trustees.

Each Fund may invest no more than 15% of its net assets in illiquid securities. A Fund may not be able to readily sell such securities. Such securities are unlike securities that are traded in the open market and that can be expected to be sold immediately. The sale price of a security that is not readily marketable may be lower or higher than a Fund’s most recent estimate of its fair value. Generally, less public information is available with respect to the issuers of these securities than with respect to companies whose securities are traded on an exchange. Securities that are not readily marketable are more likely to be issued by a start-up, small or family business and therefore subject to greater economic, business and market risks than the listed securities of more well established companies.

6.	Rule 144A Securities (Restricted Securities)

Securities which are not registered with the U.S. Securities and Exchange Commission (“SEC”) pursuant to Rule 144A of the U.S. Securities Act of 1933, as amended (the “1933 Act”), are only traded among institutional investors. These securities are sometimes called “Restricted Securities” because they are restricted from being sold to the general public because they are not registered with the SEC.

Some of these securities are also illiquid because they cannot be sold at approximately the price at which they are valued by a Fund within seven days of wanting to do so. The 15% limit on illiquid securities discussed previously does not include any restricted securities that have been determined to be liquid by the Board of Trustees.

7.	Convertible Securities

Each Fund may purchase convertible securities. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time. In addition, the owner of convertible securities often receives interest or dividends until the security is converted. The provisions of any convertible security determine its ranking in a company’s capital structure. In the case of subordinated convertible debentures, the holder’s claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of preferred stock and convertible preferred stock, the holder’s claims on assets and earnings are subordinated to the claims of all creditors but are senior to the claims of common shareholders.

To the extent that a convertible security’s investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, may sell at some premium over its conversion value. At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

8.	Forward Commitments, When-Issued Securities and Delayed-Delivery Transactions

The Funds may purchase securities on a when-issued basis, or purchase or sell securities on a forward commitment basis or purchase securities on a delayed-delivery basis. The Funds will normally realize a capital gain or loss in connection with these transactions. For purposes of determining the Funds’ average dollar-weighted maturity, the maturity of when-issued or forward commitment securities will be calculated from the commitment date.

When the Funds purchase securities on a when-issued, delayed-delivery or forward commitment basis, the Funds’ custodian will maintain in a segregated account: cash, U.S. government securities or other high-grade liquid debt obligations having a value (determined daily) at least equal to the amount of the Funds’ purchase commitments. In the case of a forward commitment to sell portfolio securities, the custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding. These procedures are designed to ensure that the Funds will maintain sufficient assets at all times to cover their obligations under when-issued purchases, forward commitments and delayed-delivery transactions.

Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although the Funds would generally purchase securities on a when-issued, delayed-delivery or a forward commitment basis with the intention of acquiring the securities, the Funds may dispose of such securities prior to settlement if Matthews deems it appropriate to do so.

9.	Short-Selling

In markets where it is permitted to do so, the Funds may make short sales. A short sale occurs when a Fund borrows stock (usually from a broker) and promises to give it back at some date in the future and then sells the borrowed shares. If the market price of that stock goes down, the Fund buys the stock at a lower price so that it can pay back the broker for the stock borrowed. The difference between the prices of the stock when borrowed, and when later purchased, is a profit. The profit is reduced by a fee paid to the broker for borrowing the stock.

A Fund may incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The amount of any loss will be increased by the amount of any premium, dividends or interest the Fund may be required to pay in connection with a short sale. No securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 10% of the value of the Fund’s net assets. The Fund will place in a segregated account with its custodian bank an amount of cash or liquid securities equal to the difference between the current market value of the securities sold short and any cash or securities required to be deposited in a collateral account with the broker in connection with the short sale (excluding the proceeds of the short sale).

This segregated account will be marked-to-market daily, provided that at no time will the amount deposited in it, plus the collateral held for the broker (excluding the proceeds of the short sale), be less than the current market value of the securities sold short.

10.	Interest Rate Futures Contracts

The Funds may enter into contracts for the future delivery of fixed-income securities commonly referred to as “interest rate futures contracts.” These futures contracts will be used only as a hedge against anticipated interest rate changes. A Fund will not enter into an interest rate futures contract if immediately thereafter more than 5% of the value of that Fund’s total assets will be committed to margin. The principal risks related to the use of such instruments are (1) the offsetting correlation between movements in the market price of the portfolio investments being hedged and in the price of the futures contract or option may be imperfect; (2) possible lack of a liquid secondary market for closing out futures or option positions; (3) the need for additional portfolio management skills and techniques; and (4) losses due to unanticipated market price movements.

11.	Futures Transactions

The Funds may engage in futures transactions for the purchase or sale for future delivery of securities. While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into offsetting transactions or by making or receiving a cash payment. The Funds may invest in futures transactions for hedging purposes or to maintain liquidity. A Fund may not purchase or sell a futures contract, however, unless immediately after any such transaction the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options is 10% or less of its total assets.

At maturity, a futures contract obligates the Funds to take or make delivery of certain securities or the cash value of a securities index. A Fund may sell a futures contract in order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio of securities as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract in anticipation of purchases of securities. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings.

The Funds may engage in futures transactions on U.S. or foreign exchanges or boards of trade. In the U.S., futures exchanges, and trading are regulated under the Commodity Exchange Act of 1936, as amended (the “CEA”), by the Commodity Futures Trading Commission (“CFTC”), a U.S. government agency. The Funds will use futures contracts and options on futures contracts in accordance with the applicable rules of the CFTC under which the Trust avoids being deemed a “commodity pool operator” and Matthews being deemed a “commodity trading adviser.” Because of these plans, the Trust has claimed the applicable exemption under CFTC rules and is not registered or regulated as a commodity pool operator.

The Funds may enter into such futures transactions to protect against the adverse effects of fluctuations in security prices, or interest rates, without actually buying or selling the securities underlying the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement was made.

With respect to options on futures contracts, when the Funds are temporarily not fully invested, they may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based, or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.

The writing of a call option on a futures contract constitutes a partial hedge against the declining price of the security or foreign currency which is deliverable upon exercise of the futures contract. The writing of a put option on a futures contract constitutes a partial hedge against the increasing price of the security or foreign currency which is deliverable upon exercise of the futures contract.

To the extent that market prices move in an unexpected direction, the Funds may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize a loss. Further, with respect to options on futures contracts, each Fund may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and that have the same exercise price and expiration date. The ability to establish and close out positions on options is subject to the maintenance of a liquid secondary market, which cannot be assured.

The Funds may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, the Funds may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Funds intend to purchase. Similarly, if the market is expected to decline, the Funds might purchase put options or sell call options on futures contracts rather than sell futures contracts. In connection with a Fund’s position in a futures contract or option thereon, the Funds will create a segregated account of liquid assets or will otherwise cover its position in accordance with applicable requirements of the SEC.

a.	Restrictions on the Use of Futures Contracts

Each Fund may enter into futures contracts provided that such obligations (calculated on a net rather than a gross or notional basis) represent no more than 20% of the Fund’s net assets. Under the CEA, each Fund may invest in futures contracts, options on future contracts and certain swap agreements (i) for bona fide hedging purposes within the meaning of regulations under the CEA, or (ii) for other than bona fide hedging purposes if (1) the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the liquidation value of a Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions) and that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded from such 5%; or (2) the aggregate notional value of all non-hedge futures contracts including such contract (taken at market value at the time of entering that contract) does not exceed the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions). To the extent required by law, the Fund will set aside cash and appropriate liquid assets in a segregated account to cover its obligations related to futures contracts. For futures contracts that provide for cash settlement rather than delivery of securities, the amount of assets a Fund will set aside or segregate would be based on the cash value needed to settle the position rather than the notional or reference value of the contract.

b.	Risk Factors of Futures Transactions

The primary risks associated with the use of futures contracts and options (commonly referred to as “derivatives”) are: (i) imperfect correlation between the change in market value of the securities held by the Funds and the price of futures contracts and options; (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (iii) losses, which are potentially unlimited, due to unanticipated market movements; and (iv) Matthews’ ability to predict correctly the direction of security prices, interest rates and other economic factors.

12.	Foreign Currency Transactions

The Funds may engage in foreign currency transactions in connection with their investments in foreign securities. The Matthews Asia Strategic Income Fund during various periods also will employ a currency overlay strategy in an effort to enhance returns and moderate volatility. The Funds will conduct any foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies.

A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large, commercial banks) and their customers. The cost to a Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. A forward contract generally has no deposit requirement, and because forward currency contracts are usually entered into on a principal basis, no fees or commissions are charged at any stage for trades. However, dealers do realize a profit based on the difference between the prices at which they are buying and selling various currencies.

When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the U.S. dollar cost or proceeds, as the case may be. By entering into a forward contract in U.S. dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, a Fund is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. However, this tends to limit potential gains that might result from a positive change in such currency relationships. The Funds may also (but are not required to) hedge their foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

Each Fund may enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where Matthews believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Funds are denominated (“cross-hedge”). The precise matching of forward currency contracts amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the Funds might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain. The Funds may also enter into forward contracts to sell foreign currency with respect to portfolio positions denominated or quoted in that currency.

When a Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or securities in a segregated account.

Each Fund will segregate liquid assets that will be marked-to-market daily to meet its forward contract commitments to the extent required by the SEC. If the contract provides for cash settlement rather than delivery of the stated or notional amount of foreign currency, then the Fund would segregate liquid assets based on the cash value needed to settle the position.

Each Fund may enter into forward currency contracts or maintain a net exposure to such contracts only if (i) the consummation of the contracts would not obligate the Funds to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency, or (ii) the Fund maintains cash or liquid securities in a segregated account in an amount not less than the value of its total assets committed to the consummation of the contract and not covered as provided in (i) above, as marked-to-market daily.

Each Fund may also (but is not required to) use options and futures on foreign currencies, in addition to forward currency contracts, to hedge against movements in the values of the foreign currencies in which the Fund’s securities are denominated. Such currency hedges can protect against price movements in a security the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. While hedging may limit the potential loss to a Fund from adverse currency movements, Matthews’ ability to anticipate changes in the price of foreign currencies is limited and any hedging may limit the potential gain from positive currency movements or otherwise result in losses. Such hedges do not protect against price movements in the securities that are attributable to other causes.

The value of hedging instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the inter-bank market might involve substantially larger amounts than those involved in the use of such hedging instruments, the Funds could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

The Funds might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, the Funds may hedge against price movements in that currency by entering into transactions using hedging instruments on other currencies, the values of which Matthews believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Funds might be required to accept or make delivery of the underlying foreign currency in accordance with U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay fees, taxes and charges associated with such delivery assessed in the issuing country.

13.	Options

Each Fund may buy put and call options and write covered call and secured put options. Such options may relate to particular securities, stock indices or financial instruments and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves.

a.	Writing Call Options

Each Fund may write covered call options from time to time on portions of its portfolio, without limit, as Matthews determines is appropriate in pursuing that Fund’s investment goals. The advantage to a Fund of writing covered calls is that the Fund receives a premium which is additional income. However, if the security rises in value, the Fund may not fully participate in the market appreciation.

The Funds will write call options only if they are “covered.” In the case of a call option on a security, the option is “covered” if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount held in a segregated account by its custodian) upon conversion or exchange of other securities held by it.

For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified stock portfolio, or liquid assets equal to the contract value. A call option is also covered if a Fund holds a call on the same security or index as the call written. Here the exercise price of the call held is (i) equal to or less than the exercise price of the call written; or (ii) greater than the exercise price of the call written provided the difference is maintained by a Fund in liquid assets in a segregated account with its custodian.

A Fund’s obligation under a covered call option is terminated upon the expiration of the option or upon entering a closing purchase transaction. In a closing purchase transaction, a Fund, as writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written.

Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. The Funds may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

b.	Writing Put Options

Each Fund may write put options. The Funds will write put options only if they are “secured” at all times by liquid assets maintained in a segregated account by the Funds’ custodian in an amount not less than the exercise price of the option at all times during the option period. Secured put options will generally be written in circumstances where Matthews wishes to purchase the underlying security for a Fund’s portfolio at a price lower than the current market price of the security. With regard to the writing of put options, a Fund will limit the aggregate value of the obligations underlying such put options to 50% of its total net assets.

Following the writing of a put option, a Fund may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. A Fund may not, however, effect such a closing transaction after it has been notified of the exercise of the option.

c.	Purchasing Call Options

Each Fund may purchase call options to the extent that premiums paid by that Fund do not aggregate more than 10% of its total assets. When a Fund purchases a call option, in return for a premium paid by the Fund to the writer of the option, the Fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that the Fund may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with such transactions.

The Funds may, following the purchase of a call option, liquidate their position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The Funds will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Funds will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

Although the Funds will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that the Funds would have to exercise their options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by the Funds may expire without any value to the Funds, in which event the Funds would realize a capital loss which will be short-term unless the option was held for more than one year.

d.	Purchasing Put Options

Each Fund may invest up to 10% of its total assets in the purchase of put options. Each Fund will, at all times during which it holds a put option, own the security covered by such option. The purchase of the put option on substantially identical securities held will constitute a short sale for tax purposes, the effect of which is to create a short-term capital gain on the sale of the security and to suspend running of its holding period (and treat it as commencing on the date of the closing of the short sale) or that of a security acquired to cover the same if at the time the put was acquired, the security had not been held for more than one year.

A put option purchased by a Fund gives it the right to sell one of its securities for an agreed price up to an agreed date. Each Fund may purchase put options (i) in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option (“protective puts”); and (ii) for other reasons. A Fund may sell a put option that it had previously purchased prior to the sale of the securities underlying such option. Such sale will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

The Funds may sell a put option purchased on individual portfolio securities. Additionally, the Funds may enter into closing sale transactions. A closing sale transaction is one in which a Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

14.	Swaps

The Matthews Asia Strategic Income Fund may enter into various swap agreements, including (but not limited to) credit default, interest rate, total return, index and currency exchange rate swap agreements. These transactions attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Matthews Asia Strategic Income Fund than if it had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Interest rate swaps can also effectively swap exposure to a fixed interest rate for exposure to a floating interest rate, or the reverse of that.

Most swap agreements entered into by the Matthews Asia Strategic Income Fund will calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Matthews Asia Strategic Income Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Matthews Asia Strategic Income Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Matthews Asia Strategic Income Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a designated account consisting of assets determined to be liquid by Matthews in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Matthews Asia Strategic Income Fund’s portfolio. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Matthews Asia Strategic Income Fund’s investment restriction concerning senior securities, based on current interpretive guidance from the staff of the SEC. That guidance could change at some point in response to a Concept Release from the SEC staff that became publicly available on August 31, 2011. Swap agreements are subject to the Matthews Asia Strategic Income Fund’s overall limit that no more than 15% of net assets may be invested in illiquid securities, although a swap agreement may be deemed to be liquid pursuant to policies approved by the Board of Trustees. The Matthews Asia Strategic Income Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Matthews Asia Strategic Income Fund’s assets at time of purchase. The limits on the Matthews Asia Strategic Income Fund’s investment in futures contracts as described in item 11 above may also have the effect of limiting the Matthews Asia Strategic Income Fund’s investment in certain swap agreements. The Matthews Asia Strategic Income Fund does not currently write any credit default swaps.

Whether the Matthews Asia Strategic Income Fund’s use of swap agreements will be successful in furthering its investment objectives will depend on Matthews’ ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Whether a particular swap is liquid is assessed on a case by case basis under guidelines and standards established by the Board of Trustees. Moreover, the Matthews Asia Strategic Income Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Matthews Asia Strategic Income Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Matthews Asia Strategic Income Fund’s repurchase agreement guidelines). Certain restrictions imposed on the Matthews Asia Strategic Income Fund by the Code may limit the Matthews Asia Strategic Income Fund’s ability to use swap agreements. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Matthews Asia Strategic Income Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. There can be no assurance that the Matthews Asia Strategic Income Fund’s use of swap agreements will assist it in meeting its investment objectives.

15.	Real Estate Investment Trusts

Certain of the Funds may make debt or equity investments in real estate investment trusts (“REITs”), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests (such as mortgages). The real estate properties in which REITs invest typically include properties such as office buildings, retail and industrial facilities, hotels, apartment buildings and healthcare facilities. The yields available from equity investments in REITs depend on the amount of income and capital appreciation generated by the related properties. Investments in REITs are subject to the risks associated with real estate investments generally, including economic downturns that have an adverse effect on real estate markets. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. Like regulated investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The affairs of REITs are managed by the REIT’s sponsor and, as such, the performance of the REIT is dependent on the management skills of the REIT’s sponsor. REITs are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are also subject to interest rate risks. If a Fund makes an equity investment in a REIT, a Fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund. REITs are subject to the risk of default by borrowers, self-liquidation, and the possibility that the REIT may fail to qualify for the exemption from tax for distributed income under the Code.

16.	China A Shares

[China A Shares are securities of domestic Chinese companies that trade on Chinese markets (the Shanghai Stock Exchange and the Shenzhen Stock Exchange) and are denominated in the renminbi, the currency of China. Non-Chinese investors are permitted to purchase and sell China A Shares as a Qualified Foreign Institutional Investor (“QFII”) or through China’s Stock Connect Programs (as defined below). The Funds purchase and sell China A Shares using both methods.

a.	Qualified Foreign Institutional Investor Quota

Matthews has applied for and received a license from the China Securities Regulatory Commission as a QFII and has been allocated by the State Administration of Foreign Exchange (“SAFE”) of China a quota (the “QFII Quota”), which represents the initial amount that Matthews may invest in China A Shares on behalf of clients whose portfolios it manages, including for this purpose any series, sub-fund, sleeve, or other sub-account of such client (each an “A Share Investor”). Matthews has, and may periodically request increases in its quota. To date SAFE has granted Matthews’ requests for quota increases, but there is no assurance that SAFE will continue to do so. Once the QFII Quota available as of any relevant time has been invested, there can be no assurance that any additional QFII quota will become available. Access to the quota, will be subject to Matthews’ Trade Allocation Procedures and Access Allocation Procedures. The quota amount may be reduced or revoked by the Chinese government at any time, including if redemptions reduce the amount invested in China A Shares by Matthews below the current quota amount.

Matthews may also invest its QFII Quota through the Matthews A Share Selections Fund, LLC (the “A Share Fund”). Matthews, together with the A Share Fund and other investment vehicles managed by Matthews, has applied for, and has received, an exemptive order issued by the SEC, which allows each Fund’s Portfolio Manager(s), subject to the Fund’s investment objective and policies, to gain investment exposure to the China A Shares, by investing in the A Share Fund. Currently, the Matthews China Fund and the Matthews Asia Dividend Fund are the only Funds investing in the A Share Fund.

The A Share Fund is a recently formed Delaware series limited liability company managed by Matthews and is registered as an open-end management investment company under the 1940 Act. The A Share Fund, or any of its series, is not a mutual fund. The limited liability company interests of the A Share Fund (the “Interests”) will not be registered under the 1933 Act and will be offered in private placement transactions solely to clients of Matthews, including the Funds as well as other registered and unregistered investment vehicles and separate accounts managed by Matthews (each such client, an “Investing Fund,” and collectively, the “Investing Funds”). The Interests will be issued in series (each, a “Series,” and collectively, the “Series”); each Series will have its own debts, liabilities, obligations and expenses, which will not be enforceable against any other Series; and each Investing Fund will exclusively own all of the Interests offered by a particular Series. The A Share Fund commenced operations on or about July 31, 2014.

For purposes of applying the Funds’ policies as described below under “Funds’ Policies,” the limitations will be typically applied to any Fund that invests in China A Shares through a Series of the A Share Fund on a combined look-through basis, disregarding the A Share Fund.

Except for temporary holdings of cash and cash equivalents, the A Share Fund will invest exclusively in China A Shares. Each Series will hold a set of China A Shares tailored to the Investing Fund’s investment program and investment style, although the set of China A Shares held by a Series may be similar or identical to that held by another Series. Investments in the Series, and thus access to the QFII Quota, will be subject to Matthews’ Trade Allocation Procedures and Access Allocation Procedures, each as defined and described in the A Share Fund’s Registration Statement filed with the SEC. The quota amount may be reduced or revoked by the Chinese government at any time, including if redemptions reduce the amount invested in China A Shares by the A Share Fund below the current quota amount. Under recently revised SAFE regulations, the Interests may be redeemed, and redemption proceeds may be repatriated, once each week (although the regulations do not currently require the repatriation to take place on the same day each week); prior to this change, repatriations were only permitted on a monthly basis. Because this change was announced recently, the requirements and details of the implementation of weekly repatriations remain unclear. Moreover, Chinese regulations may change in the future to reinstitute a monthly repatriation limitation. Because of the repatriation limitation, a Fund’s investment in a Series of the A Share Fund will be illiquid and subject to the Fund’s policy of investing no more than 15% of its net assets in illiquid securities.

Investments in China A Shares are subject to various risks, including the risks associated with investing in China described above and in the Prospectus. In particular, the mainland Chinese exchanges have lower trading volumes, the market capitalizations of companies listed on these exchanges are generally smaller, the securities listed on these exchanges are less liquid and may experience materially greater volatility, and government supervision and regulation of the Chinese securities market are less developed. The Chinese government continues to exercise significant control over China’s economy, and any changes to existing policies and new reform-oriented policies and measures, which are often unprecedented or experimental, could negatively impact the investments in China A Shares. The Chinese government has implemented, and may implement in the future, various measures to control inflation, which if unsuccessful, may negatively impact the Chinese economy. The Chinese legal system is still developing, and laws, regulations, including those allowing QFIIs to invest in China A Shares, government policies and political and economic climate in China may change with little or no advance notice. Any such change could adversely affect market conditions. The QFII rules provide the CSRC and SAFE wide discretion to interpret them, leaving a considerable amount of uncertainty. The tax law and regulations of China are constantly changing, sometimes with retroactive effect, and the interpretation and application thereof are not as consistent and transparent as in more developed nations and may vary from region to region within China. There has been, and continues to be, uncertainty over taxation for QFIIs, and any taxes imposed on the earnings of investments in China A Shares will reduce their overall returns. Some Chinese companies may have less established shareholder governance and disclosure standards. Accounting, auditing, financial and other reporting standards, practices and disclosure requirements applicable to Chinese companies are different, sometimes in fundamental ways, from those applicable to companies in the U.S. and other developed markets.

b.	Stock Connect Programs

A Fund may have access to certain China A Shares via Shanghai-Hong Kong Stock Connect (“Shanghai Stock Connect”) or Shenzhen-Hong Kong Stock Connect (“Shenzhen Stock Connect,” and collectively the “Stock Connect Programs”). The Stock Connect Programs are securities trading and clearing linked programs developed by Shanghai Stock Exchange (“SSE”), Shenzhen Stock Exchange (“SZSE”), Hong Kong Exchanges and Clearing Limited (“HKEx”), and China Securities Depository and Clearing Corporation Limited (“ChinaClear”), with an aim to achieve mutual stock market access between mainland China and Hong Kong. Currently Shanghai Stock Connect is operational, but Shenzhen Stock Connect is expected to become operational in 2015 or 2016.

Currently, Shanghai Stock Connect comprises a Northbound Trading Link and a Southbound Trading Link. Hong Kong and overseas investors, through their Hong Kong brokers and a securities trading service company established by the Stock Exchange of Hong Kong Limited (“SEHK”), are able to place orders to trade eligible shares listed on SSE (the “SSE Securities”) by routing orders to SSE. When it becomes operational, Shenzhen Stock Connect is expected to operate in the same manner, and Hong Kong and overseas investors are expected to be able to trade eligible shares listed on the SZSE (the “SZSE Securities”).

Under Shanghai Stock Connect, overseas investors, such as the Funds, may be allowed, subject to rules and regulations issued/amended from time to time, to trade SSE Securities through the Northbound Trading Link. Initially, the eligible SSE Securities under Stock Connect include all the constituent stocks from time to time of the SSE 180 Index and SSE 380 Index, and all the SSE-listed China A Shares that are not included as constituent stocks of the relevant indices but which have corresponding H-Shares listed on SEHK, except (i) those SSE-listed shares which are not traded in RMB and (ii) those SSE-listed shares which are included in the “risk alert board”. The securities that will compose the SZSE Securities are not yet known, but are expected to represent, like the SSE Securities, a subset of all securities listed on SZSE. The list of eligible securities may be changed subject to the review and approval by the relevant Chinese regulators from time to time.

Hong Kong and overseas investors may only trade and settle SSE Securities in RMB.

Further information about Shanghai Stock Connect is available online at the website: http://www.hkex.com.hk/eng/market/sec_tradinfra/chinaconnect/chinaconnect.htm.

i.	Quota Limitations Risk

Shanghai Stock Connect is, and Shenzhen Stock Connect is expected to be, subject to both a daily quota and an “aggregate” quota measuring total purchases and sales of securities via the two Stock Connect Programs. Buy orders and sell orders offset each other for purposes of the quota. If either the daily or aggregate quota is exceeded, further buy orders will be rejected, either until the next trading day (in the case of the daily quota) or until the next trading day when sufficient aggregate quota is available. These quotas are not particular to either the Funds or Matthews; instead, they apply to all market participants generally. Thus, Matthews will not be able to control the use or availability of the quota. If Matthews is unable to purchase additional SSE Securities or SZSE Securities, it may affect Matthews’ ability to implement the Funds’ respective investment strategies.

ii.	Suspension Risk

SEHK, SSE and SZSE reserve the right to suspend trading if necessary for ensuring an orderly and fair market and for managing risks prudently, which could adversely affect the relevant Funds’ ability to access the mainland China market.

iii.	Differences in Trading Day

The Stock Connect Programs only operate on days when both the mainland China and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. It is possible that there are occasions when it is a normal trading day for the mainland China market but Hong Kong and overseas investors cannot carry out any China A Share trading because it is not a day on which the Hong Kong market is open for trading. The Funds may be subject to a risk of price fluctuations in China A Shares during the time when the Stock Connect programs are not trading as a result.

iv.	Clearing and Settlement and Custody Risks

The Hong Kong Securities Clearing Company Limited, a wholly owned subsidiary of HKEx (“HKSCC”), and ChinaClear are responsible for establishing the clearing links for both Shanghai Stock Connect and Shenzhen Stock Connect, and each of HKSCC and ChinaClear is a participant of the other to facilitate clearing and settlement of cross-boundary trades. As the national central counterparty of China’s securities market, ChinaClear operates a comprehensive network of clearing, settlement and stock holding infrastructure. ChinaClear has established a risk management framework and measures that are approved and supervised by the CSRC. The possibility of ChinaClear defaulting is considered to be remote.

Should the remote event of a ChinaClear default occur and ChinaClear be declared as a defaulter, HKSCC will, in good faith, seek recovery of the outstanding stocks and monies from ChinaClear through available legal channels or through ChinaClear’s liquidation. In that event, the relevant Fund(s) may suffer delay in the recovery process or may not be able to fully recover its losses from ChinaClear.

The China A Shares trade through the Stock Connect Programs in scripless form. As such, Hong Kong and overseas investors, such as the Funds, will not hold any physical China A Shares acquired through the Northbound Trading Link and should maintain their SSE Securities and SZSE Securities with their brokers’ or custodians’ stock accounts with the Central Clearing and Settlement System operated by HKSCC for clearing securities listed or traded on SEHK (the “Central Clearing System”).

v.	Operational Risk

The Stock Connect Programs provide a new channel for investors from Hong Kong and overseas to access the China stock market directly.

The Stock Connect Programs are premised on the functioning of the operational systems of the relevant market participants. Market participants are able to participate in the programs subject to meeting certain information technology capability, risk management and other requirements as may be specified by the relevant exchange and/or clearing house.

It should be appreciated that the securities regimes and legal systems of the China and Hong Kong markets differ significantly and in order for the Stock Connect Programs to operate, market participants may need to address issues arising from the differences on an on-going basis.

Further, the “connectivity” in the Stock Connect Programs require routing orders across the border. This requires the development of new information technology systems on the part of the SEHK and exchange participants (e.g., the new order routing system to be set up by SEHK to which exchange participants need to connect). There is no assurance that the systems of the SEHK and market participants will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems failed to function properly, trading in both markets through the Stock Connect Programs could be disrupted. The Funds’ ability to access the China A Share market (and hence to pursue their investment strategy) will be adversely affected.

vi.	Recalling Risk and Trading Restrictions

A stock may be recalled from the scope of eligible SSE Securities or SZSE Securities for trading via the Stock Connect Programs for various reasons, and in such event, the stock can only be sold but will be restricted from being bought. Matthews’ ability to implement the Funds’ investment strategies may be adversely affected.

vii.	Nominee Arrangements in Holding China A Shares

HKSCC is the “nominee holder” of the SSE Securities acquired by overseas investors, such as the relevant Funds, through Shanghai Stock Connect. The CSRC’s rules for the Stock Connect Programs expressly provided that investors enjoy the rights and benefits of the SSE Securities acquired through Shanghai Stock Connect in accordance with applicable laws (and are expected to make the same statement regarding SZSE Securities). However, the courts in China may find that a nominee or custodian, as the registered holder of the SSE Securities or SZSE Securities, has full ownership thereof. Even if the concept of beneficial owner is recognized under Chinese law, a Chinese court may find that those SSE Securities or SZSE Securities form part of the pool of assets of such nominee or custodian available for distribution to creditors of such nominee or custodian and/or that a beneficial owner has no rights whatsoever in respect thereof. Consequently, the Funds cannot ensure that the Funds’ ownership of SSE Securities or SZSE Securities, or title thereto is assured in all circumstances.

Under the rules of the Central Clearing System, HKSCC as nominee holder shall have no obligation to take any legal action or court proceeding to enforce any rights on behalf of the investors in respect of the SSE Securities in China or elsewhere. Therefore, although the relevant Funds’ ownership may be ultimately recognized, these Funds may suffer difficulties or delays in enforcing their rights in China A Shares.

To the extent that HKSCC is deemed to be performing safekeeping functions with respect to assets held through it, it should be noted that the Funds, or anyone acting on behalf of the Funds, will have no legal relationship with HKSCC and no direct legal recourse against HKSCC in the event that a Fund suffers losses resulting from the performance or insolvency of HKSCC.

viii.	Investor Compensation

Investments of a Fund through the Northbound Trading Link under Shanghai Stock Connect will not be covered by Hong Kong’s Investor Compensation Fund, which was established to pay compensation to investors of any nationality who suffer pecuniary losses as a result of default of a licensed intermediary or authorized financial institution in relation to exchange-traded products in Hong Kong, because such investments do not involve products listed or traded in SEHK or Hong Kong Futures Exchange Limited. On the other hand, because such investments are carried out through securities brokers in Hong Kong and not mainland Chinese brokers, they are also not protected by the China Securities Investor Protection Fund in China.

ix.	Trading Costs

In addition to paying trading fees and stamp duties in connection with China A Share trading, the Funds may be subject to new portfolio fees, dividend tax and tax concerned with income arising from stock transfers under Shanghai Stock Connect, which are yet to be determined by the relevant authorities.

x.	Currency Risk

The price of RMB may fluctuate. If a Fund holds a class of shares denominated in a local currency other than RMB, that Fund will be exposed to currency risk if the Fund needs to convert the local currency into RMB for investments in China A Shares via the Stock Connect Programs. Such Fund will also incur conversion costs.

xi.	Local Market Rules, Foreign Shareholding Restrictions and Disclosure Obligations

Under the Stock Connect Programs, China listed companies and trading of China A Shares are subject to market rules and disclosure requirements in the China stock market. Any changes in laws, regulations and policies of the China A Shares market or rules in relation to the Stock Connect Programs may affect share prices. There are also foreign shareholding restrictions and disclosure obligations that are applicable to China A Shares acquired via the Stock Connect Programs.

The Funds will be subject to restrictions on trading (including a restriction on retention of proceeds) in China A Shares as a result of its interest in the China A Shares. The Funds are solely responsible for compliance with all notifications, reports and relevant requirements in connection with their interests in China A Shares.

Under the current mainland China rules, once an investor holds more than 5% of the shares of a company listed on the SSE or SZSE, the investor is required to disclose its interest within three working days during which time it cannot trade the shares of that company. The investor is also required to disclose any change in its shareholding and comply with related trading restrictions in accordance with the mainland China rules. According to existing mainland China practices, a Fund, as a beneficial owner of China A Shares traded via Shanghai Stock Connect, cannot appoint proxies to attend shareholders’ meetings on its behalf.

xii.	Regulatory Risk

The CSRC’s rules for the Stock Connect Programs are departmental regulations having legal effect in China. However, the application of such rules is untested, and there is no assurance that Chinese courts will recognize such rules, such as in liquidation proceedings of Chinese companies.

The Stock Connect Programs are novel in nature and are subject to regulations promulgated by regulatory authorities and to implementation rules made by the stock exchanges in mainland China and Hong Kong. Further, new regulations may be promulgated from time to time by the regulators in connection with operations and cross-border legal enforcement in connection with cross-border trades under the Stock Connect Programs.

The regulations are untested so far and there is no certainty as to how they will be applied. Moreover, the current regulations are subject to change. There can be no assurance that the Stock Connect Programs will not be abolished. The Funds that invest in mainland China markets through the Stock Connect Programs may be adversely affected as a result of such changes.]

18.	Responsible Investing (a principal investment strategy for the Matthews Asia ESG Fund)

In addition to traditional financial data, the Matthews Asia ESG Fund takes into consideration ESG factors that the portfolio managers believe help identify companies with superior business model.

There are no universally agreed upon objective standards for assessing ESG factors for companies. Rather, these factors tend to have many subjective characteristics, can be difficult to analyze, and frequently involve a balancing of a company’s business plans, objectives, actual conduct and other factors. ESG factors can vary over different periods and can evolve over time. They may also be difficult to apply consistently across regions, countries, industries or sectors. For these reasons, ESG standards may be aspirational and tend to be stated broadly and applied flexibly. Examples of environmental factors that may be considered include, without limitation, low environmental footprint, pollution alleviation, and resource management. Examples of social factors that may be considered include, without limitation, financial inclusion, affordable products and services, workplace diversity and employee welfare. Examples of governance factors that may be considered include, without limitation, board independence, stated sustainability policy, and alignment of interests of shareholders and management.

Businesses that meet one of more of the Matthews Asia ESG Fund’s ESG standards are generally businesses that currently engage in practices that have the effect of, or in the opinion of Matthews, have the potential of making human or business activity less destructive to the environment or businesses that promote positive social and economic developments. Matthews believes that such companies can have cost advantages, quality improvements and improved profitability as a result of their ESG business practices. Such companies may also gain increased consumer and employee loyalty as a result of growing preferences for environmentally and socially sustainable practices and may be less likely to be involved in lawsuits or governmental actions for regulatory violations. There can be no guarantee that a company that Matthews believes meets one or more of the Matthews Asia ESG Fund’s ESG standards will actually conduct its affairs in a manner that is less destructive to the environment, or that promotes positive social and economic developments.

Matthews uses strategic engagement and shareholder advocacy to encourage positive changes in ESG matters at its portfolio companies. For example, Matthews may engage in active dialogues with company management regarding ESG matters. Matthews will encourage better ESG disclosures, through such active dialogues, shareholder proposals or other means. Matthews will also be able to express its views on ESG issues through proxy voting at shareholder meetings of its portfolio companies.

Funds’ Policies

The policies set forth below are fundamental and may not be changed as to a Fund without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund. A majority of the outstanding voting securities of a Fund means the lesser of (a) 67% or more of the voting securities present at a meeting of shareholders, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of a Fund. Unless otherwise indicated, all percentage limitations listed below apply to the Funds and apply only at the time of the transaction. Accordingly, if a percentage restriction is adhered to at the time an investment is made, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund’s total assets will not be considered a violation.

Except as otherwise set forth herein and in the Prospectus, each Fund may not:

1. Issue senior securities;

2. Borrow money, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the total assets of the Fund at the time of its borrowing. All borrowing will be done from a bank and asset coverage of at least 300% is required. A Fund will not purchase securities when borrowings exceed 5% of the Fund’s total net assets;

3. Act as an underwriter of securities, except that, in connection with the disposition of a security, a Fund may be deemed to be an “underwriter” as that term is defined in the 1933 Act;

4. Purchase the securities of issuers conducting their principal business activities in the same industry (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if immediately after such purchase the value of a Fund’s investments in such industry would exceed 25% of the value of the total assets of the Fund. This policy does not apply to Matthews Asia Science and Technology Fund, which concentrates its investments in the science and technology industries. With respect to a Fund that invests in China A Shares through a Series of the A Share Fund, this policy will be applied on a combined look-through basis by aggregating the Fund’s holdings with the corresponding Series’ holdings;

5. Purchase or sell real estate, real estate limited partnership interests, interests in oil, gas and/or mineral exploration or development programs or leases. This restriction shall not prevent the Funds from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of real estate investment trusts or other issuers that deal in real estate;

6. Make loans, except that this restriction shall not prohibit (a) the purchase and holding of debt instruments in accordance with a Fund’s investment objectives and policies, (b) the lending of portfolio securities, or (c) entry into repurchase agreements with banks or broker-dealers;

7. Change its diversification status under the 1940 Act;

8. Purchase or sell commodities or commodity contracts, except that a Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies, or on indexes of such securities or currencies, or any other financial instruments, and may purchase or sell options on such futures contracts;

9. Make investments in securities for the purpose of exercising control;

10. Purchase the securities of any one issuer if, immediately after such purchase, the Fund would own more than 10% of the outstanding voting securities of such issuer. This policy does not apply to the Matthews Asia Small Companies, Matthews China Small Companies Funds or Matthews Emerging Asia Fund; or

11. Invest more than 5% of its total assets in securities of companies less than three years old. Such three-year period shall include the operation of any predecessor company or companies. This policy does not apply to the Matthews Asia Value Fund, Matthews Asia Dividend, Matthews China Dividend, Matthews Emerging Asia, Matthews India, Matthews Asia Small Companies, Matthews China Small Companies or Matthews Asia Strategic Income Funds.

Temporary Defensive Position

To the extent practicable and in light of economic and market conditions and a Fund’s cash needs, Matthews intends to be fully invested in the markets appropriate to each Fund’s investment objectives. When, in the opinion of Matthews, a temporary defensive position is warranted, the Funds are permitted to hold cash or invest temporarily and without limitation in U.S. government securities or money market instruments backed by U.S. government securities. The Funds’ investment objectives may not be achieved at such times when a temporary defensive position is taken.

Portfolio Turnover

Matthews buys and sells securities for the Funds whenever it believes it is appropriate to do so. The rate of portfolio turnover will not be a limiting factor in making portfolio decisions. It is currently estimated that under normal market conditions the annual portfolio turnover rate for the Funds will not exceed 100%. High portfolio turnover rates will generally result in higher transaction costs to a Fund and also may result in a higher level of taxable gain for a shareholder. Portfolio turnover for the most recent fiscal periods of the Funds are set forth in the “FINANCIAL HIGHLIGHTS” tables in the Prospectus. Portfolio turnover rates may vary greatly from year to year as well as within a particular year.

Disclosure of Portfolio Holdings

In accordance with the Funds’ policies and procedures (the “Policies”), the Funds’ transfer agent, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), is responsible for dissemination of information about the Funds’ portfolio holdings. The Funds, together with BNY Mellon and Matthews (the “Service Providers”), may disclose information concerning securities held in the Funds’ portfolios only under the following circumstances:

(i) Following the end of each fiscal quarter (generally within 60 days), each Fund’s full portfolio holdings will be made publicly available by the following means:

a. The Funds shall send shareholders portfolio holdings in the Funds’ annual and semi-annual reports, which are mailed to shareholders and posted on the Funds’ website.

b. BNY Mellon shall send portfolio holdings to nationally recognized rating agencies via electronic transmission.

(ii) The Funds will also release top ten holdings on a monthly basis via the Funds’ website and written communication within approximately 21 days of each month end;

(iii) Neither the Funds nor the Service Providers will disclose the Funds’ portfolio security holdings in advance of general release and without delay except to the Funds’ custodian bank, independent public accountant, independent legal counsel, proxy voting agent, financial printers, technical writers who assist with the preparation of disclosure materials, technology service providers and pricing service providers. The Funds also disclose their portfolio security holdings to third parties in connection with their on-going efforts to analyze their trading activity, and in connection with their periodic reviews of the performance of existing fund agents and advisors or the retention of new agents and advisors. In addition, the Funds may make such disclosure on a confidential basis to selected third parties when the Funds have a legitimate business purpose for doing so. Examples of legitimate business purposes in which selective disclosure of the Funds’ portfolio securities may be appropriate include disclosure for due diligence purposes to an investment advisor that is in merger or acquisition talks with Matthews; disclosure to a newly hired investment advisor or sub-advisor prior to its commencing its duties; and disclosure to a rating or ranking organization. Currently the Funds have no such disclosure arrangements in place.

As required by the federal securities laws, including the 1940 Act, the Funds will disclose their portfolio holdings in their applicable regulatory filings, including shareholder reports, reports on Form N-Q, Form N-CSR or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

In accordance with the Policies, third parties are required to keep confidential any information disclosed to them in accordance with the foregoing and no compensation may be received by the Funds, a Service Provider or any affiliate in connection with disclosure of such information. The Board of Trustees will oversee disclosure under the foregoing Policies by approval in advance of disclosures for legitimate business purposes and by regular review of reports on disclosures of the Funds’ portfolio holdings.

The Policies may not be waived, or exception made, without the consent of the Chief Compliance Officer (“CCO”) of the Funds. The CCO may not waive or make exception to the Policies unless such waiver or exception is consistent with the intent of the Policies, which is to ensure that disclosure of portfolio information is in the best interest of Fund shareholders. In determining whether to permit a waiver of or exception to the Policies, the CCO will consider whether the proposed disclosure serves a legitimate purpose of the Funds, whether it could provide the recipient with an advantage over Fund shareholders or whether the proposed disclosure gives rise to a conflict of interest between the Funds’ shareholders and Matthews or the Funds’ principal underwriter or other affiliated person. The CCO will report all waivers of or exceptions to the Policies to the Board at its next meeting. The Board may impose additional restrictions on the disclosure of portfolio holdings information at any time.

The Policies are designed to provide useful information concerning the Funds to existing and prospective Fund shareholders while at the same time inhibiting the improper use of portfolio holdings information in trading Fund shares and/or portfolio securities held by the Funds. However, there can be no assurance that the provisions of any portfolio holdings information is not susceptible to inappropriate uses (such as the development of “market timing” models), particularly in the hands of highly sophisticated investors, or that it will not in fact be used in such ways beyond the control of the Funds.

Management of the Funds

Board Leadership Structure and Risk Oversight.

The operations of the Funds are under the direction of the Board of Trustees. The Board establishes the Funds’ policies and oversees and reviews the management of the Funds. The Board meets regularly (i.e., at least quarterly) to review the investment performance of the Funds and other financial and operational matters, including policies and procedures with respect to compliance with regulatory and other requirements, as well as to review the activities of the Trust’s officers, who are responsible for the day-to-day operations of the Funds. The Board met 8 times during the fiscal year ended December 31, 2014.

The Board consists of eight Trustees, six of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”) and two of whom are “interested persons” of the Trust (the “Interested Trustees”). An Independent Trustee serves as Chairman of the Board. In addition, each of the three standing committees of the Board, to which the Board has delegated certain authority and supervisory responsibilities, is comprised exclusively of Independent Trustees. Those committees are the Audit Committee, the Nominating and Compensation Committee and the Compliance Committee, whose responsibilities and activities are described below. As part of each regular Board meeting, the Independent Trustees meet separately from Matthews with their independent legal counsel and with the Trust’s CCO. The Board reviews its leadership structure periodically as part of its annual self-assessment process and believes that its structure is appropriate to enable the Board to exercise its oversight of the Funds.

The Funds have retained Matthews as the Funds’ investment adviser. Subject to the objectives and policies as the Board may determine, Matthews furnishes a continuing investment program for the Funds, makes investment decisions on their behalf, manages risks that arise from the Funds’ investments and operations, and provides administrative services to each Fund, all pursuant and subject to its investment advisory agreement, dated August 13, 2004, most recently amended effective April 30, 2015, with the Trust, on behalf of the Funds (as amended from time to time, the “Advisory Agreement”). Employees of Matthews serve as the Trust’s officers, including the Trust’s President, Treasurer and CCO.

The Board oversees the services provided by Matthews, including certain risk management functions. Risk management is a broad concept that can cover many elements. The Board handles its review of different elements and types of risks in different ways. In the course of providing oversight, the Board and the Committees receive reports on the Funds’ activities, including regarding each Fund’s investment portfolio and the Funds’ financial accounting and reporting. The Board also meets periodically with the Trust’s CCO who reports on the compliance of the Funds with the federal securities laws and the Trust’s internal compliance policies and procedures. The CCO reports to the Board the CCO’s assessment of various compliance, legal and regulatory risks, as well as actions taken to address those risks where appropriate. The Audit Committee’s meetings with the Funds’ independent auditors also contribute to its oversight of certain internal control risks. In addition, the Board meets periodically with the Portfolio Managers of the Funds to receive reports regarding the management of the Funds, including certain investment and operational risks. Because the Board has delegated the day-to-day activities of the Funds to Matthews and other service providers, the risk management oversight provided by the Board can mitigate but not eliminate the identified risks. Not all risks that may affect a Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of a Fund or Matthews, its affiliates or other service providers.

Trustees and Officers.

The Trustees and executive officers of the Funds, their years of birth, business addresses, principal occupations during the past five years and other directorships held are set forth below. The “Fund Complex” refers to the [seventeen] Funds comprising the Trust and the two Series comprising the A Share Fund. The address of each Trustee and executive officer of the Trust is Four Embarcadero Center, Suite 550, San Francisco, CA 94111.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships (number of portfolios) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES

Jonathan F. Zeschin Born 1953	Trustee and Chairman of the Board	Trustee since 2007 and Chairman of the Board since 2014	Partner (since 2009), Essential Investment Partners, LLC (investment advisory and wealth management); President (since 2000), Essential Advisers Inc. (financial holding company); Managing Partner (since 1998), JZ Partners LLC (consulting).	[19]	Director (since 2013), Matthews A Share Selections Fund, LLC (2 Portfolios); Trustee and Chairman of the Board, DCA Total Return Fund (2005–2011) (1 Portfolio) and DCW Total Return Fund (2007–2010) (1 Portfolio); Trustee (2002–2007), ICON Funds (17 Portfolios); Director (2002-2004), Wasatch Funds (10 Portfolios).

Gale K. Caruso Born 1957	Trustee	Since 2015	Formerly President and Chief Executive Officer (1999–2003), Zurich Kemper Life (life insurance and annuities); Chairman, President and Chief Executive Officer (1994–1999), Scudder Canada Investor Services, Ltd. (investment management); Managing Director (1986–1999), Scudder Kemper Investments, Inc. (investment management).	[19]	Trustee (since 2006), Pacific Select Fund (58 Portfolios) and Pacific Funds Series Trust (33 Portfolios); Director (2005–2012), Make-A-Wish Foundation of Maine; Director (2005–2009), LandAmerica Financial Group, Inc.; Director (2001–2003), Make-A-Wish of Northern Illinois; former member of the Board of Directors, Illinois Life Insurance Council.

Christopher F. Lee Born 1967	Trustee	Since 2015	Lecturer (part-time) (since 2013), The Chinese University of Hong Kong; Private Investor and Partner (since 2012), FAA Investments (financial holding company); Managing Director, Asia Region, and Head of Global Markets Investment Products & db-X (2010–2012), Deutsche Bank AG (financial services); Managing Director, Equity Risk Management Products, and Head of Intermediary Business (2002–2010), UBS AG (financial services); Vice President, Global Markets & Investment Bank (2000–2002), Vice President, International Private Clients Group (1997–2000), Associate, Debt and Equity Markets Group (1995-1997), Merrill Lynch & Co., Inc. (brokerage and investment management).	[19]	Director (since 2013), Asian Masters Fund (Australia) (1 Portfolio); Trustee (since 2013), African Wildlife Foundation; Trustee (since 2010), Oakland Museum of California.

Richard K. Lyons Born 1961	Trustee	Since 2010	Dean (since 2008), Haas School of Business, UC Berkeley; Chief Learning Officer (2006–2008), Goldman Sachs (investment banking and investment management); Executive Associate Dean (2005–2006), Acting Dean (2004–2005), Professor (2000–2004), Associate Professor (1996–2000), Assistant Professor (1993–1996), Haas School of Business, UC Berkeley.	[19]	Director (since 2013), Matthews A Share Selections Fund, LLC (2 Portfolios); Trustee (2001–2006), Barclays Global Investor Funds and Master Investment Portfolios (15 Portfolios); Director (2000–2006), iShares, Inc. (24 Portfolios) and iShares Trust (over 70 Portfolios); Trustee (1994–2006) and Chairman of the Board (2000–2006), Matthews International Funds (9 Portfolios).

Rhoda Rossman Born 1958	Trustee	Since 2006	Vice President, Corporate Investment Officer (2007- 2010), Senior Vice President and Treasurer (2003-2007), The PMI Group, Inc. (mortgage insurer).	[19]	Director (since 2013), Matthews A Share Selections Fund, LLC (2 Portfolios).

Toshi Shibano Born 1950	Trustee	Since 2003	Faculty (since 2000), General Electric’s John F. Welch Leadership Center; President (since 1995), Strategic Value Creation, Inc. (executive development programs); Executive Education Lecturer (since 1995), Center for Executive Education, Haas School of Business, UC Berkeley; Adjunct Professor (2000–2011), Columbia Graduate School of Business; Associate Professor (2001-2005), Thunderbird School of Global Management; Visiting Assistant Professor (2000), Stanford Graduate School of Business; Assistant Professor (1995-2000), University of Chicago Graduate School of Business; Assistant Professor (1988-1995), Haas School of Business, UC Berkeley.	[19]	Director (since 2013), Matthews A Share Selections Fund, LLC (2 Portfolios).

INTERESTED TRUSTEES

William J. Hackett[2] Born 1967	Trustee and President	Trustee since 2015 and President since 2008	President (since 2013), Matthews A Share Selections Fund, LLC (registered investment company); Director (since 2010), Matthews Global Investors S.à r.l. (Luxembourg) (investment management); Director (since 2010), Matthews Global Investors (Hong Kong) Limited (investment management); Chief Executive Officer (since 2009), President and Secretary (since 2007), Matthews (investment management); Partner (2002–2007), Deloitte & Touche, LLP (accounting).	[19]	Chairman (since 2010), Matthews Asia Funds SICAV (Luxembourg) (10 Portfolios); Director (since 2009), Matthews Asian Selections Funds, PLC (Ireland) (1 Portfolio).

G. Paul Matthews[2] Born 1956	Trustee	Since 2006	Director (since 1996) Chairman (1996-2009), Managing Member (since 1996), Portfolio Manager (1996–2012), Chief Investment Officer (1991–2007), Matthews (investment management); President (1994–2007), Matthews International Funds (registered investment company).	[19]	Director (since 2013), Matthews A Share Selections Fund, LLC (2 Portfolios); Director (since 2004), Matthews Asian Selections Funds PLC (Ireland) (1 Portfolio); Trustee (2001–2004) and Trustee and Chairman of Board (1994–1998), Matthews International Funds (7 Portfolios).

[1]	Each Trustee serves for an indefinite term, until retirement age or until his/her successor is elected.
[2]	Messrs. Hackett and Matthews are deemed “interested persons” of the Trust as defined under the 1940 Act because of their ownership interests in Matthews and the leadership positions they hold with Matthews.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS WHO ARE NOT TRUSTEES[1]

Kenichi Amaki Born 1978	Vice President	Since 2015	Portfolio Manager (Since 2010), Research Analyst (2008-2010), Matthews (investment management).

Sunil Asnani Born 1975	Vice President	Since 2014	Portfolio Manager (Since 2010), Research Analyst (2008-2010), Matthews (investment management).

Mark W. Headley Born 1959	Vice President	Since 2009	Chairman (since 2009), Director (since 1996), Managing Member (since 1996), Portfolio Manager (1996-2012), Chief Investment Officer (2007-2009), Chief Executive Officer or Co-Chief Executive Officer (2002-2009), President (1999-2007), Matthews (investment management); Vice President (since 2009, 1999-2007), President (2007-2008), Matthews International Funds (registered investment company); Director (2004-2008), Matthews Asian Selections Funds, PLC (Ireland) (investments).

Tiffany Hsiao, CFA Born 1979	Vice President	Since 2015	Portfolio Manager (since 2015), Senior Research Analyst (2014), Matthews (investment management); Research Analyst (2007-2013), Goldman Sachs Investment Partners (investment management).

Robert Horrocks Born 1968	Vice President	Since 2009	Chief Investment Officer (since 2009), Director of Research (2008-2009), Matthews (investment management); Head of Research (2006-2008), Mirae Asset Management (investment management); Chief Investment Officer (2003-2006), Everbright Pramerica (investment management).

Taizo Ishida Born 1957	Vice President	Since 2009	Portfolio Manager (since 2006), Matthews (investment management); Vice President and Portfolio Manager (2000-2006), Wellington Management Company (investment management).

Teresa Kong, CFA Born 1972	Vice President	Since 2011	Portfolio Manager (since 2010), Matthews (investment management); Head of Emerging Market Investments (2006-2009), Barclays Global Investors (investment management).

Kenneth Lowe, CFA Born 1984	Vice President	Since 2012	Portfolio Manager (since 2011), Research Analyst (2010-2011), Matthews (investment management); Investment Manager (2008-2010), Martin Currie Investment Management (investment management).

Shai Malka Born 1973	Treasurer	Since 2005	Treasurer (since 2013), the A Share Fund (registered investment company); Vice President of Fund Accounting and Operations (since 2010), Senior Manager of Fund Accounting and Operations (2004-2009), Matthews (investment management).

Andrew Mattock, CFA Born 1975	Vice President	Since 2015	Portfolio Manager (since 2015), Matthews (investment management); Fund Manager (2000-2015), Henderson Global Investors (investment management).

John P. McGowan Born 1964	Vice President and Secretary	Since 2005	Vice President and Secretary (since 2013), the A Share Fund (registered investment company); Director (since 2010), Matthews Asia Funds SICAV (Luxembourg) (investments); Director (since 2010), Matthews Global Investors S.à r.l. (Luxembourg) (investment management); Senior Vice President of Business Administration (since 2009), Chief Administrative Officer (2007–2008), Chief Operating Officer (2004–2007), Matthews (investment management); Director (since 2004), Matthews Asian Selections Funds, PLC (Ireland) (investments).

David Monroe Born 1963	Vice President	Since 2014	General Counsel (since 2015), Deputy General Counsel (2014), Matthews (investment management); Chief Legal Officer (2006-2013), Nikko Asset Management Co., Ltd. (investment management).

Michael J. Oh, CFA Born 1976	Vice President	Since 2009	Portfolio Manager (since 2006), Assistant Portfolio Manager (2003-2006), Matthews (investment management).

Timothy B. Parker Born 1958	Vice President	Since 2008	Vice President and Assistant Secretary (since 2013), the A Share Fund (registered investment company); Director (since 2013), Matthews Global Investors (UK) Ltd (investment management); Managing Member (since 2011), Matthews Global Investors (U.S.), LLC (investment management); Director and Conducting Officer (since 2010), Matthews Asia Funds SICAV (Luxembourg) (investments); Director (since 2010), Matthews Global Investors S.à r.l. (Luxembourg) (investment management); Director (since 2010), Matthews Global Investors (Hong Kong) Limited (investment management); Director, International Strategy, Product and Operations (since 2015), General Counsel (2005-2014), Matthews (investment management); Partner (2003–2005), Kirkpatrick & Lockhart Nicholson Graham LLP (law firm).

Manoj K. Pombra Born 1964	Chief Compliance Officer and Anti- Money Laundering Officer	Since 2005	Chief Compliance Officer and Anti-Money Laundering Officer (since 2005), Matthews (investment management); Senior Manager, Mutual Fund Compliance/Manager Portfolio Compliance (2001-2005), Franklin Templeton Investments (investment management).

Jonathan Schuman Born 1971	Vice President	Since 2010	Senior Vice President (since 2010), Matthews (investment management); Managing Director (1999-2010), PineBridge Investments (investment management).

Sharat Shroff, CFA Born 1973	Vice President	Since 2009	Portfolio Manager (since 2006), Matthews (investment management).

Lydia So, CFA Born 1978	Vice President	Since 2009	Portfolio Manager (since 2008), Senior Research Analyst (2007), Research Analyst (2006-2007), Matthews (investment management).

Vivek Tanneeru Born 1976	Vice President	Since 2015	Portfolio Manager (since 2014), Research Analyst (2011-2014), Matthews (investment management).

Frank Wheeler Born 1963	Vice President	Since 2014	Global Head of Distribution and Marketing (since 2013), Matthews (investment management); Executive Vice President (2011-2013), Nuveen Investments (investment management); Head of Distribution (2007-2010), FAF Advisors, Inc. (investment management).

Yu Zhang Born 1975	Vice President	Since 2014	Portfolio Manager (since 2011), Research Analyst (2008 to 2011), Matthews (investment management).

Beini Zhou, CFA Born 1977	Vice President	Since 2015	Portfolio Manager (since 2014), Research Analyst (2013-2014), Matthews (investment management); Research Analyst (2005-2012), Artisan Partners.

[1]	Each officer serves at the pleasure of the Board of Trustees. Each officer is considered an “interested person” of the Trust as defined under the 1940 Act because of an ownership interest in Matthews and/or an office held with the Trust or Matthews.

In addition, each of James E. Campion, Todd Lee, and James E. Walter, serves as a Vice President of the Trust, and each of Andrew McNally and Jack Jafolla serves as an Assistant Treasurer of the Trust.

Board Committees.

Currently, the Board has an Audit Committee, a Nominating and Compensation Committee, and a Compliance Committee. Each committee is composed solely of the Independent Trustees (currently, Messrs. Lee, Lyons, Shibano and Zeschin, and Mses. Caruso and Rossman). The Chairperson and functions of each committee are set forth below.

Audit Committee Mr. Shibano, Chairperson

The Audit Committee has the responsibility, among other things, to (1) recommend the selection of the Funds’ independent registered public accounting firm; (2) review and approve the scope of the independent registered public accounting firm’s audit activity; (3) review the financial statements which are the subject of the independent registered public accounting firm’s certifications; and (4) review with such independent registered public accounting firm the adequacy of the Funds’ basic accounting system and the effectiveness of the Funds’ internal accounting controls.

The Audit Committee met 3 times during the fiscal year ended December 31, 2014.

Nominating and Compensation Committee Ms. Rossman, Chairperson

The Nominating and Compensation Committee has the responsibility, among other things, to consider and nominate new Trustees to serve on the Board and to annually review and consider the compensation of the Board as well as the compensation of the CCO. The Nominating and Compensation Committee considers nominations from shareholders to the extent required by any applicable law, and any such shareholder recommendation must contain sufficient background information concerning the candidate to enable the Nominating and Compensation Committee to make a proper judgment as to the candidate’s qualifications.

The Nominating and Compensation Committee has not established specific, minimum qualifications that must be met by an individual for the Nominating and Compensation Committee to recommend that individual for nomination as a Trustee. In evaluating candidates for a position on the Board, the Nominating and Compensation Committee considers a variety of factors it deems appropriate. The Nominating and Compensation Committee evaluates any nominees recommended to the Board by shareholders in the same manner as it evaluates nominees identified by the Nominating and Compensation Committee. Because the Trust does not hold regular annual shareholder meetings, no formal procedures have been established with respect to shareholder submission of Trustee candidates for consideration by the Nominating and Compensation Committee.

The Nominating and Compensation Committee considers candidates from various sources, including, but not limited to, candidates recommended by Trustees, shareholders (if required by applicable law), and officers of the Trust, Matthews, and other service providers of the Trust. Although the Nominating and Compensation Committee does not have a formal policy with regard to consideration of diversity in identifying potential nominees, the Nominating and Compensation Committee may consider whether a potential nominee’s professional experience, education, skills, and other individual qualities and attributes, including gender, race, or national origin, would provide beneficial diversity of skills, experience, or perspective to the Board’s membership and collective attributes. Such considerations will vary based on the Board’s existing membership and other factors, such as the strength of a potential nominee’s overall qualifications relative to diversity considerations.

The Nominating and Compensation Committee met 1 time during the fiscal year ended December 31, 2014.

Compliance Committee Ms. Rossman, Chairperson

The Compliance Committee has the responsibility, among other things, to (1) oversee the implementation of the Trust’s compliance program; (2) review the CCO’s administration of compliance policies and procedures; and (3) monitor responses to any regulatory action or inquiry.

The Compliance Committee did not meet during the fiscal year ended December 31, 2014.

Information about Each Trustee’s Qualifications, Experience, Attributes or Skills.

The Board takes into account a variety of factors in the selection of candidates to serve as Trustees, including the then composition of the Board. Generally, no one factor is decisive in the selection of an individual to join the Board. Among the factors the Board considers when concluding that an individual should serve on the Board are the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other members of the Board; and (iii) how the individual’s skills, experience, and attributes would contribute to an appropriate mix of relevant skills and experience on the Board. In addition, to serve as a Trustee, an individual should also possess various other intangible qualities such as intelligence, work ethic, and the ability to work together, to communicate effectively, to ask incisive questions, to exercise judgment, and to oversee the business of the Trust.

The Board also considers diversity of its Trustees. The Board has not adopted any particular standard or policy with respect to diversity, but it considers varied backgrounds, experiences, and perspectives in evaluating candidates, nominees and fellow Trustees.

The Board also considers, among other factors, the particular attributes described below with respect to the various individual Trustees.

Ms. Caruso has many years of financial services experience in the U.S. and Canada, including substantial executive experience in the investment management industry and extensive experience serving on the boards of mutual funds and other companies.

Mr. Lee has many years of global financial markets experience, managing derivative product development and marketing activities to financial institutional clients in a number of Asian countries, as well as substantial experience as a member of management and executive committees and as a director of an investment company listed on the Australian Stock Exchange.

Mr. Lyons has enjoyed and continues to enjoy a distinguished academic and professional career in fields relevant to business and the investment industry generally, and he has many years of experience as a director or trustee of investment companies, including over a decade in the past as a Trustee of the Trust.

Ms. Rossman has many years of experience as an investment professional specializing in portfolio management and is familiar with the analysis of investment strategy, trading, and performance results, and she has been serving on the Board since 2006.

Mr. Shibano has many years of academic and professional business experience with prominent institutions and companies, much of which has related to financial matters, and he also has over ten years of experience serving on the Board.

Mr. Zeschin has many years of experience in the investment management and investment advisory industry, including substantial experience with mutual funds as an independent trustee or independent director and chairman of board, and he has been serving on the Board since 2007.

Mr. Hackett has extensive executive and global investment management experience as the senior executive of Matthews and as a partner of one of the leading accounting and consulting firms in the world, and he has been serving on the boards of two registered investment companies (one in Luxembourg and one in Ireland) sponsored by Matthews or an affiliate since 2010 and 2009.

Mr. Matthews has extensive executive and industry experience as the founder and senior executive of Matthews, is intimately familiar with Asian equity securities and markets, and has been serving on the Board since 2006.

Fund Ownership by Trustees.

The following table sets forth the dollar range of equity securities beneficially owned by each Trustee in each of the Funds and in all registered investment companies overseen by the Trustee within the same family of investment companies, as of December 31, 2014.

Name of Trustee	Dollar Range of Equity Securities in each of the Funds		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee within the Family of Investment Companies*
INDEPENDENT TRUSTEES

Gale K. Caruso	• Matthews Asian Growth and Income Fund	$50,001-$100,000	$50,001-$100,000

Christopher F. Lee	None	None	None

Richard K. Lyons	• Matthews Asian Growth and Income Fund	$50,001-$100,000	$50,001-$100,000

Rhoda Rossman	• Matthews Japan Fund	$10,001-$50,000	Over $100,000
	• Matthews Asia Dividend Fund	$10,001-$50,000
	• Matthews Asian Growth and Income Fund	$10,001-$50,000
	• Matthews Asia Small Companies Fund	$10,001-$50,000
	• Matthews China Dividend Fund	$10,001-$50,000
	• Matthews India Fund	$10,001-$50,000

Toshi Shibano	• Matthews India Fund	$50,001-$100,000	Over $100,000
	• Matthews China Fund	Over $100,000

Jonathan F. Zeschin	• Matthews Asia Small Companies Fund	Over $100,000	Over $100,000
	• Matthews Emerging Asia Fund	$10,001-$50,000
	• Matthews Asia Dividend Fund	$10,001-$50,000
	• Matthews Asian Growth and Income Fund	$10,001-$50,000
	• Matthews Asia Growth Fund	$10,001-$50,000
	• Matthews China Dividend Fund	$10,001-$50,000
	• Matthews Japan Fund	$10,001-$50,000

Name of Trustee	Dollar Range of Equity Securities in each of the Funds		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee within the Family of Investment Companies*
INTERESTED TRUSTEES

William J. Hackett	• Matthews Asia Small Companies Fund	$10,001-$50,000	Over $100,000
	• Matthews Emerging Asia Fund	$10,001-$50,000
	• Matthews Asia Dividend Fund	$10,001-$50,000
	• Matthews Asian Growth and Income Fund	$10,001-$50,000
	• Matthews Asia Strategic Income Fund	$10,001-$50,000
	• Matthews Pacific Tiger Fund	$10,001-$50,000
	• Matthews China Dividend Fund	$10,001-$50,000
	• Matthews Japan Fund	$10,001-$50,000
	• Matthews China Fund	Over $100,000
	• Matthews Korea Fund	$10,001-$50,000
	• Matthews China Small Companies Fund	Over $100,000
	• Matthews Asia Science and Technology Fund	$1-$10,000

G. Paul Matthews	• Matthews India Fund	$50,001-$100,000	Over $100,000
	• Matthews Asian Growth and Income Fund	Over $100,000
	• Matthews Asia Strategic Income Fund	Over $100,000
	• Matthews Asia Dividend Fund	Over $100,000
	• Matthews China Dividend Fund	$50,001-$100,000
	• Matthews Asia Focus Fund	Over $100,000
	• Matthews Asia Growth Fund	Over $100,000
	• Matthews Pacific Tiger Fund	Over $100,000
	• Matthews Emerging Asia Fund	$50,001-$100,000
	• Matthews China Fund	Over $100,000
	• Matthews Japan Fund	Over $100,000
	• Matthews Korea Fund	Over $100,000
	• Matthews Asia Small Companies Fund	Over $100,000
	• Matthews China Small Companies Fund	$50,001-$100,000
	• Matthews Asia Science and Technology Fund	Over $100,000

As of December 31, 2014, none of the Independent Trustees or their respective immediate family members (spouse or dependent children) owned beneficially or of record an interest in Matthews or the Funds’ underwriter, or in any person directly or indirectly controlling, controlled by, or under common control with Matthews or the Funds’ underwriter.

*	Upon commencement of operations of the Matthews Asia Value Fund, which is expected to occur on or about [November 30, 2015], the “Fund Complex” will consist of the Trust’s [17] Funds and the two Series comprising the A Share Fund.

Shareholders’ Voting Powers

On any matter submitted to a vote of shareholders, all shares shall be voted separately by the individual Fund, except that the shares shall be voted in the aggregate and not by individual Fund when (i) required by the 1940 Act; or (ii) the Board of Trustees has determined that the matters affect the interests of more than one Fund (e.g., the election of a new member to the Board of Trustees of the Trust). Each whole share is entitled to one vote as to any matter on which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote.

Approval of Investment Advisory Agreement

The Trust has retained Matthews to manage the assets of each of the Funds pursuant to the Advisory Agreement, which has been approved by the Board of Trustees, including the Independent Trustees. Additional information regarding the Advisory Agreement may be found in the section entitled “Investment Advisory and Other Service Providers.” The Advisory Agreement has an initial term of two years for each Fund and continues in effect from year to year thereafter provided such continuance is specifically approved at least annually by the vote of the holders of at least a majority of the outstanding shares of the respective Fund, or by the Board of Trustees, and in either event, by a majority of the Independent Trustees casting votes in person at a meeting called for such purpose. A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement with respect to the Funds other than the Matthews Asia ESG Fund is available in the Funds’ Annual Report to Shareholders for the fiscal year ended December 31, 2014. A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement with respect to the Matthews Asia ESG Fund is available in the Funds’ Semi-Annual Report to Shareholders for the six months ending June 30, 2015. A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement with respect to the Matthews Asia Value Fund will be available in the Funds’ Annual Report to Shareholders for the six months ending December 31, 2015.

Compensation

The fees and expenses of the Trustees are allocated among the sixteen series of the Trust and paid by the Trust. For their services on the Board of Directors of the A Share Fund, the Trustees currently do not receive any compensation from the A Share Fund but may in the future be compensated by the A Share Fund. The following table shows the fees paid during the fiscal year ended December 31, 2014 to the Trustees for their service to the Funds and the total compensation paid to the Trustees by the Fund Complex.

	Fiscal Year Ended 12-31-14
	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex Paid to Trustees***
Independent Trustees
Gale K. Caruso**	$0	None	None	$0
Christopher F. Lee**	$0	None	None	$0
Richard K. Lyons	$154,000	None	None	$154,000
Rhoda Rossman	$154,000	None	None	$154,000
Toshi Shibano	$154,000	None	None	$154,000
Jonathan F. Zeschin	$168,333	None	None	$168,333
Interested Trustees*
William J. Hackett**	$0	None	None	$0
G. Paul Matthews	$0	None	None	$0

*	No compensation is paid by the Trust to the Interested Trustees.
**	Each of Ms. Caruso and Messrs. Lee and Hackett were elected to the Board on February 24, 2015.
***	Upon commencement of operations of the Matthews Asia Value Fund, which is expected to occur on or about [November 30, 2015], the “Fund Complex” will consist of the Trust’s [17] Funds and the two Series comprising the A Share Fund.

No officer or employee of Matthews receives any compensation from the Funds for acting as an officer or employee of the Trust. The officers of the Trust receive no compensation directly from the Funds for performing the duties of their offices. Neither the Trustees nor the officers of the Trust receive any pension or retirement benefits from the Funds.

Code of Ethics

The Trust and Matthews have adopted a written code of ethics (the “Code of Ethics”) pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder and Rule 204A-1 under the Investment Advisers Act of 1940, as amended. The Code of Ethics requires certain persons with access to investment information (“Access Persons”) to obtain prior clearance before engaging in certain personal securities transactions. Transactions must be executed generally within 2 business days of clearance. In addition, all Access Persons must report their personal securities transactions within 10 days after the end of each calendar quarter or becoming an Access Person, and file an annual statement within 45 calendar days with respect to their personal securities holdings. Access Persons and members of their immediate family are prohibited from directly and indirectly acquiring beneficial ownership in any Asia Pacific security (excluding ownership of shares of an investment company registered under the 1940 Act). Any material violation of the Code of Ethics is reported to the Board of Trustees. The Board of Trustees also oversees the administration of the Code of Ethics. The Code of Ethics is on file with the SEC.

Proxy Voting Policies and Procedures

The Board of Trustees has delegated to Matthews the authority to vote proxies of companies held in each Fund’s portfolio. Matthews has adopted written Proxy Voting Policies and Procedures (“Proxy Policies”) to assist it in evaluating shareholder proposals. Matthews has retained the services of an independent proxy consultant, Institutional Shareholder Services, a division of RiskMetrics Group, Inc. (“ISS”), to receive and evaluate shareholder proposals, apply the Proxy Policies, effect proxy votes and maintain appropriate records.

For significant corporate matters, such as establishing pension or profit sharing plans, proposed mergers and acquisitions, and sales of assets, as well as ESG related matters, the Proxy Policies establish guidelines for evaluating the facts and circumstances of the particular proposal. In such circumstances, Matthews evaluates the proposal in light of the best interests of a Fund and its shareholders and votes accordingly. With respect to other more routine matters, the Proxy Policies may establish certain standards that, if satisfied, will result in a vote for or against a proposal. Routine matters include (i) election of directors; (ii) approval of auditors; (iii) approval of dividends and distributions; (iv) confidential voting; and (v) limitation on charitable contributions or fees paid to professional advisors. However, even in these circumstances, Matthews reserves the right to evaluate each proposal individually, and to vote on the matter in a manner that Matthews believes is in the best interest of a Fund or its shareholders (even if that vote is inconsistent with the Proxy Policies). For example, while Matthews generally votes in favor of management’s nominees for a board of directors, it may vote against management nominees if it believes that the board was entrenched or otherwise not acting in the best interests of shareholders. Matthews generally votes in the same manner for each of its clients that hold a security, subject to the individual objectives of each client. As a result, Matthews may vote in favor of a proposal for certain clients while voting against the same proposal for other clients. Matthews also reserves the right to revise, alter or supplement the Proxy Policies from time-to-time, which may result in different votes on similar issues over time.

There may be circumstances in which Matthews believes that refraining from voting on a matter submitted to shareholders is in the best interests of the Funds or its shareholders, such as when the cost of voting the proxy exceeds the expected benefit to the client. Similarly, voting on shareholder matters in foreign countries, particularly in emerging markets, may be subject to restrictions (including registration procedures that may result in a holding becoming illiquid for a period of time) and limitations that impede or make impractical the exercise of shareholder rights. Such limitations may include (i) untimely or inadequate notice of shareholder meetings; (ii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iii) in person voting requirements; (iv) restrictions on the sale of securities for periods surrounding the shareholder meeting (“share blocking”); (v) granting local agents powers of attorney to facilitate voting instructions; (vi) proxy materials or ballots not being readily available; and (vii) proxy materials or ballots not being available in English.

There may be circumstances in which Matthews has or may be perceived to have a conflict or potential conflict of interest in voting on particular matters. Matthews attempts to minimize this potential by utilizing an independent consultant to monitor and apply the Proxy Policies. The Proxy Policies also provide for monitoring of conflicts and potential conflicts of interest circumstances. When a material conflict of interest is identified, Matthews (i) votes proxies in accordance with a pre-determined policy; (ii) votes proxies based upon the recommendations of an independent third party; (iii) advises the Board of Trustees of the circumstances, seeks their direction, and votes accordingly; or (iv) takes other action as may be appropriate in the particular circumstances.

In addition to providing research and other proxy voting services, ISS, through its Corporate Services Division, offers products and services to issuers of proxy solicitations consisting of advisory and analytical services, self-assessment tools and publications. ISS has represented that employees of its Corporate Services Division are not involved in ISS’ analysis of filed proxy proposals or preparation of vote recommendations. Nonetheless, ISS has adopted policies and procedures to guard against and to resolve any conflicts of interest that may arise in connection with its provision of research analyses, vote recommendations and voting services to Matthews.

Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014 is available (1) without charge, by visiting matthewsasia.com, (2) by calling the Fund at (800) 789-ASIA (2742) and (3) on the SEC’s website at sec.gov.

Control Persons and Principal Holders of Securities

As of April 1, 2015, the Trustees and officers as a group owned less than 1% of the outstanding shares of each Class of the Funds, except for the Investor and Institutional Classes of the Matthews Asia Focus Fund, the Investor and Institutional Classes of the Matthews Asia Strategic Income Fund, the Investor Class of the Matthews China Dividend Fund, and the Investor Class of the Matthews China Small Companies Fund. As of April 1, 2015, the Trustees and officers as a group owned 5.9% of the Investor Class shares of Matthews Asia Focus Fund, 6.4% of the Institutional Class shares of Matthews Asia Focus Fund, 2.8% of the Investor Class shares of Matthews Asia Strategic Income Fund, 2.4% of the Institutional Class shares of Matthews Asia Strategic Income Fund, 2.0% of the Investor Class shares of Matthews China Dividend Fund, and 12.3% of the Investor Class shares of Matthews China Small Companies Fund.

The tables below show, as of April 1, 2015, the persons who owned of record or beneficially more than 5% of the outstanding voting shares of the Funds.* Any person owning more than 25% of the voting securities of a Fund may be deemed to have effective voting control over the operation of that Fund, which would diminish the voting rights of other shareholders.

Fund	Account Holders Name, Address	Percentage of Shares
Matthews Asia Strategic Income Fund – Investor Class	Charles Schwab & Co Inc. Special Custody Acct For Exclusive Benefit Of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	50.27%

	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	17.68%

	First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103	10.10%

	Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0001	7.10%

	TD Ameritrade Inc. For The Exclusive Benefit Of Our Clients PO Box 2226 Omaha NE 68103-2226	6.13%

Matthews Asia Strategic Income Fund – Institutional Class	First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	50.21%

	Charles Schwab & Co Inc. Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery Street San Francisco CA 94104-4122	29.32%

	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	15.73%

Matthews Asian Growth And Income Fund – Investor Class	Charles Schwab & Co Inc. Special Custody Acct For Exclusive Benefit Of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	39.98%

	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	25.17%

	TD Ameritrade Inc. For The Exclusive Benefit Of Our Clients PO Box 2226 Omaha NE 68103-2226	6.08%

	Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0001	5.14%

Matthews Asian Growth And Income Fund – Institutional Class	Charles Schwab & Co Inc. Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery Street San Francisco CA 94104-4122	49.12%

	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	30.98%

	Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0001	7.23%

	TD Ameritrade Inc. For The Exclusive Benefit Of Our Clients PO Box 2226 Omaha NE 68103-2226	5.63%

Matthews Asia Dividend Fund – Investor Class	Charles Schwab & Co Inc. Special Custody Acct For Exclusive Benefit Of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	37.56%

	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	18.09%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	10.34%

	TD Ameritrade Inc. For The Exclusive Benefit Of Our Clients PO Box 2226 Omaha NE 68103-2226	6.00%

	Merrill Lynch Pierce Fenner & Smith Inc. For The Sole Benefit Of Its Customers Attn Service Team 4800 Deer Lake Drive East 3rd Fl Jacksonville FL 32246	5.38%

Matthews Asia Dividend Fund – Institutional Class	Charles Schwab and Co Inc. Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	24.11%

	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	9.47%

	Tiedemann Trust Company Attention Trust Dept 200 Bellevue Parkway Suite 525 Wilmington DE 19809	8.77%

	Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0001	6.28%

Matthews China Dividend Fund – Investor Class	Charles Schwab & Co Inc. FBO Special Custody Acct For Exclusive Benefit Of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	48.60%

	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	21.23%

Matthews China Dividend Fund – Institutional Class	Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0001	67.71%

	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	14.14%

	Permal Alternative Core Fund 620 Eighth Avenue 49th Floor New York, NY 10018	10.23%

Matthews Asia Focus Fund – Investor Class	Charles Schwab & Co Inc. Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery Street San Francisco CA 94104-4122	54.24%

	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	13.57%

	TD Ameritrade Inc. For The Exclusive Benefit Of Our Clients PO Box 2226 Omaha NE 68103-2226	6.38%

	LPL Financial Omnibus Customer Account 4707 Executive Drive San Diego Ca 92121	5.30%

Matthews Asia Focus Fund – Institutional Class	Charles Schwab & Co Inc. Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery Street San Francisco CA 94104-4122	61.44%

	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	29.15%

Matthews Asia Growth Fund – Investor Class	Charles Schwab & Co Inc. Special Custody Acct For Exclusive Benefit Of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	34.07%

	Merrill Lynch Pierce Fenner & Smith Inc. For The Sole Benefit Of Its Customers Attn Service Team 4800 Deer Lake Drive East 3rd Fl Jacksonville FL 32246	19.00%

	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	17.23%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	6.74%

Matthews Asia Growth Fund – Institutional Class	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	13.59%

	Charles Schwab & Co Inc. Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery Street San Francisco CA 94104-4122	10.96%

	Mac & Co FBO NFL Player Second Career Savings Plan Master Trust Attn: Mutual Fund Operations PO Box 3198 525 William Penn Place Pittsburgh, PA 15230-3198	10.72%

	Band & Co C/O US Bank NA 1555 N. Rivercenter Dr Ste. 302 Milwaukee WI 53212	10.72%

	Capinco C/O US Bank NA PO Box 1787 Milwaukee WI 53201	8.80%

	Mac & Co Mutual Fund Operations PO Box 3198 525 William Penn Place Pittsburgh PA 15230	6.66%

	Bank Of America NA Omni 1-2 Attn MFO Omni 1-1 PO Box 843869 Dallas TX 75284-3869	6.35%

	AHS Hospital Corp Atlantic Health System 100 Madison Ave #920 Morristown NJ 07962-1956	5.45%

Matthews Pacific Tiger Fund –Investor Class	Charles Schwab & Co Inc. Special Custody Acct For Exclusive Benefit Of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	37.80%

	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	25.49%

	Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0001	6.50%

Matthews Pacific Tiger Fund – Institutional Class	Charles Schwab & Co Inc. Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery Street San Francisco CA 94104-4122	16.15%

	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	15.75%

	State Street Bank & Trust Company FBO AFP Habitat Para Los Fondos De Pensiones Marchant Pereira 10 Piso 09 Santiago Chile	5.75%

Matthews Emerging Asia Fund –Investor Class	Charles Schwab & Co Inc. Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery Street San Francisco CA 94104-4122	59.73%

	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	16.52%

	TD Ameritrade Inc. For The Exclusive Benefit Of Our Clients PO Box 2226 Omaha NE 68103-2226	11.02%

Matthews Emerging Asia Fund – Institutional Class	Charles Schwab & Co Inc. Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery Street San Francisco CA 94104-4122	44.09%

	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	33.70%

	Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0001	17.46%

Matthews China Fund – Investor Class	Charles Schwab & Co Inc. Special Custody Acct For Exclusive Benefit Of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	38.08%

	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	27.37%

	TD Ameritrade Inc. For The Exclusive Benefit Of Our Clients PO Box 2226 Omaha NE 68103-2226	6.23%

Matthews China Fund – Institutional Class	Charles Schwab & Co Inc. Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery Street San Francisco CA 94104-4122	63.85%

	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Dept 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	31.41%

Matthews India Fund – Investor Class	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Dept 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	34.11%

	Charles Schwab & Co Inc. Special Custody Acct For Exclusive Benefit Of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	24.03%

	TD Ameritrade Inc. For The Exclusive Benefit Of Our Clients PO Box 2226 Omaha NE 68103-2226	6.71%

Matthews India Fund – Institutional Class	Brown Brothers Harriman & Co As Cust For AFP Provida Tipo C Attn Investment Funds Global Distribution Center 525 Washington Blvd Jersey City NJ 07310	18.44%

	Brown Brothers Harriman & Co As Custodian For AFP Cuprum Tipo A Attn Investment Funds Global Distribution Center 525 Washington Blvd Jersey City NJ 07310-1606	11.89%

	Brown Brothers Harriman & Co As Custodian For AFP Cuprum Tipo C Attn Investment Funds Global Distribution Center 525 Washington Blvd Jersey City NJ 07310-1606	11.85%

	Brown Brothers Harriman & Co. As Custodian For Ri-Fondo 525 Washington Blvd Jersey City, NJ 07310	9.03%

	Brown Brothers Harriman & Co As Cust For Afp Provida Tipo A Attn Investment Funds Global Distribution Center 525 Washington Blvd Jersey City NJ 07310	7.16%

	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	6.15%

	Brown Brothers Harriman & Co As Custodian For AFP Cuprum Tipo B Attn Investment Funds Global Distribution Center 525 Washington Blvd Jersey City NJ 07310-1606	6.15%

	Brown Brothers Harriman & Co. As Custodian For Ri-Fondo 525 Washington Blvd Jersey City NJ 07310	6.02%

	Brown Brothers Harriman & Co As Cust For Afp Provida Tipo D Attn Investment Funds Global Distribution Center 525 Washington Blvd Jersey City NJ 07310	5.84%

	Brown Brothers Harriman & Co As Custodian For Afp Cuprum Tipo D Attn Investment Funds Global Distribution Center 525 Washington Blvd Jersey City NJ 07310-1606	5.57%

Matthews Japan Fund – Investor Class	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	31.31%

	Charles Schwab & Co Inc. Special Custody Acct For Exclusive Benefit Of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	20.00%

	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	11.33%

Matthews Japan Fund – Institutional Class	Brown Brothers Harriman & Co. As Custodian For Pr-Fondo 525 Washington Blvd Jersey City NJ 07310	23.76%

	Brown Brothers Harriman & Co As Custodian For Profuturo Afp-Pr Fondo 525 Washington Blvd Jersey City NJ 07310-1606	21.96%

	Brown Brothers Harriman & Co. As Custodian For Ri-Fondo 525 Washington Blvd. Jersey City NJ 07310	14.39%

	Brown Brothers Harriman & Co. As Custodian For Ri-Fondo 525 Washinton Blvd Jersey City NJ 07310	11.51%

	Charles Atwood Company Connable Office 136 E Michigan Ave Ste 1201 Kalamazoo MI 49007	9.91%

	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	8.90%

	Mitra & Co FBO C/O Bmo Harris Bank NA Attn Mutual Funds 11270 W Park Place Suite 400 Milwaukee, WI 53224-3638	5.65%

Matthews Korea Fund – Investor Class	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	26.28%

	Charles Schwab & Co Inc. Special Custody Acct For Exclusive Benefit Of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	22.31%

	TD Ameritrade Inc. For The Exclusive Benefit Of Our Clients PO Box 2226 Omaha NE 68103-2226	7.90%

Matthews Korea Fund – Institutional Class	Brown Brothers Harriman & Co. As Custodian For Ri-Fondo 525 Washinton Blvd Jersey City NJ 07310	42.12%

	Brown Brothers Harriman & Co. As Custodian For Ri-Fondo 525 Washington Blvd Jersey City NJ 07310	28.69%

	Brown Brothers Harriman & Co As Custodian For Afp Cuprum Tipo C Attn Investment Funds Global Distribution Center 525 Washington Blvd Jersey City NJ 07310-1606	13.01%

	Brown Brothers Harriman & Co As Custodian For Afp Cuprum Tipo B Attn Investment Funds Global Distribution Center 525 Washington Blvd Jersey City NJ 07310-1606	12.29%

Matthews Asia Small Companies Fund – Investor Class	Charles Schwab & Co Inc. Special Custody Acct For Exclusive Benefit Of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	41.09%

	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	27.55%

	Merrill Lynch Pierce Fenner & Smith Inc For The Sole Benefit Of Its Customers Attn Service Team 4800 Deer Lake Drive East 3rd Floor Jacksonville FL 32246	8.32%

Matthews Asia Small Companies Fund – Institutional Class	Tiedemann Trust Company Attn Trust Dept 200 Bellevue Parkway Suite 525 Wilmington DE 19809	37.80%

	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	24.04%

	Charles Schwab & Co Inc. Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery Street San Francisco CA 94104-4122	22.95%

	Wendel & Co C/O The Bank Of New York Mellon Mutual Fund Operations PO Box 3198 Rm 153-3603 Pittsburgh PA 15230	10.31%

Matthews Asia Science And Technology Fund – Investor Class	Charles Schwab & Co Inc. Special Custody Acct For Exclusive Benefit Of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	37.11%

	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	24.60%

	TD Ameritrade Inc. For The Exclusive Benefit Of Our Clients PO Box 2226 Omaha NE 68103-2226	5.60%

Matthews Asia Science And Technology Fund – Institutional Class	Mac & Co Mutual Fund Operations PO Box 3198 525 William Penn Place Pittsburgh PA 15230	28.39%

	AHS Hospital Corp Atlantic Health System 100 Madison Ave #920 Morristown NJ 07962-1956	26.77%

	Bank Of America NA Ttee Omni 1-1 Attn MFO Omni 1-1 PO Box 843869 Dallas TX 75284-3869	16.04%

	Mac & Co Mutual Fund Operations PO Box 3198 525 William Penn Place Pittsburgh PA 15230	15.75%

	Saxon & Co PO Box 7780-1888 Philadelphia PA 19182	12.72%

Matthew China Small Companies Fund – Investor Class	Charles Schwab & Co Inc. Special Custody Acct For Exclusive Benefit Of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	53.14%

	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	24.09%

*	The Matthews Asia ESG Fund did not commence operations and did not have any voting shares outstanding as of April 1, 2015. The Matthews Asia Value Fund is expected to commence operations on or about November 30, 2015 and did not have any voting shares outstanding as of April 1, 2015.

Investment Advisor, Underwriter and Other Service Providers

Investment Advisor

Currently the Trust employs only one investment advisor, Matthews International Capital Management, LLC. LM Matthews Holdings III, LLC and LM Matthews Holdings III-A, LLC, which are special purpose entities controlled by Lovell Minnick Partners, LLC (collectively, “Lovell Minnick”), an investment firm, have a collective ownership interest of [    ]% in Matthews. City National Corporation, a holding company for a bank and other financial services companies (including a broker-dealer and wholly or partially owned investment advisers, “City”), has an ownership interest of [    ]% in Matthews. G. Paul Matthews (who is a Managing Member of Matthews) and Mark W. Headley (who is the Chairman and a Managing Member of Matthews) each have an ownership interest of [    ]% and [    ]%, respectively, in Matthews. A representative of each of Lovell Minnick and City, as well as Mr. Matthews and Mr. Headley, are members of the Board of Directors of Matthews. Because of their ownership of, or positions with, Matthews, each of Lovell Minnick, City, Mr. Matthews and Mr. Headley may, for certain purposes, be deemed to be affiliated with or in control of Matthews. In addition, Mr. Matthews is a Trustee of the Funds, and Mr. Headley is a Vice President of the Funds. For these reasons, each of Mr. Matthews and Mr. Headley may be deemed to be affiliated persons of the Funds. Matthews currently serves as the sole investment advisor to the A Share Fund, and therefore, the A Share Fund may be deemed to be an affiliated person of Matthews and the Funds.

Matthews performs its duties and is paid pursuant to its Advisory Agreement. Some of the terms of the Advisory Agreement are set by the 1940 Act, such as the annual review and renewal of the Advisory Agreement by the Board of Trustees after an initial two-year term and the termination by the Board of Trustees without penalty on 60 days’ notice.

The advisory services provided by Matthews and the fees received by it for such services are described in the Prospectus. Matthews may, from time-to-time, voluntarily waive its advisory fees and/or reimburse expenses with respect to one or more of the Funds, but is not obligated to do so.

Under the Advisory Agreement, Matthews is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The terms of the Advisory Agreement provide that it will continue from year to year provided that it is approved at least annually by the vote of the holders of at least a majority of the outstanding shares of each Fund, or by the Board of Trustees, including a majority of the Independent Trustees. The Advisory Agreement may be terminated with respect to a Fund by vote of the Board of Trustees or by the holders of a majority of the outstanding voting securities of each Fund, at any time without penalty, on 60 days’ written notice to Matthews. Matthews may also terminate its advisory relationship with respect to a Fund on 60 days’ written notice to that Fund. The Advisory Agreement can only be assigned with prior shareholder approval. In the event that the Advisory Agreement is assigned without shareholder approval, the Advisory Agreement automatically terminates.

Under the Advisory Agreement, each Fund is responsible for payment of all of its expenses except those specifically assumed by Matthews or another third party, including payment of the following expenses:

1.	The fees and expenses of the Independent Trustees;

2.	The salaries and expenses of any of the Funds’ officers or employees who are not affiliated with Matthews;

3.	Interest expenses;

4.	Taxes and governmental fees;

5.	Brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities;

6.	The expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions;

7.	Accounting and legal costs;

8.	Insurance premiums;

9.	Fees and expenses of the Funds’ custodian, administrator and transfer agent and any related services;

10.	Expenses of obtaining quotations of the Funds’ portfolio securities and of pricing the Funds’ shares;

11.	Expenses of maintaining the Funds’ legal existence and of shareholders’ meetings;

12.	Expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses;

13.	Fees and expenses of membership in industry organizations; and

14.	Expenses related to the development and maintenance of the Funds’ Compliance Program as required by the 1940 Act.

The ratio of each Fund’s expenses to its relative net assets can be expected to be higher than the expense ratio of a fund investing solely in domestic securities, since the cost of maintaining the custody of foreign securities is generally higher than comparable expenses for such other funds and the rate of investment management fees paid by each Fund may also be higher than the comparable expenses of such other funds.

General expenses of the Trust such as costs of maintaining corporate existence, legal fees, insurance, etc., and expenses shared by the Funds will be allocated among the Funds on a basis deemed fair and equitable by the Board of Trustees, which may be based on the relative net assets of the Funds or the nature of the services performed and relative applicability to each Fund. Expenses which relate exclusively to a particular Fund, such as certain registration fees, brokerage commissions and other portfolio expenses, will be borne directly by that Fund.

The Funds pay Matthews (i) for management and advisory services; and (ii) for certain administrative services, an annual fee as a percentage of average daily net assets. Pursuant to the Advisory Agreement, the Funds, other than the Matthews Asia Strategic Income Fund, Matthews Emerging Asia Fund, Matthews Asia Small Companies Fund and Matthews China Small Companies Fund (such Funds collectively, the “Family-Priced Funds”), in the aggregate pay Matthews 0.75% of the aggregate average daily net assets of the Family-Priced Funds up to $2 billion, 0.6834% of the aggregate average daily net assets of the Family-Priced Funds over $2 billion up to $5 billion, 0.65% of the aggregate average daily net assets of the Family-Priced Funds over $5 billion up to $25 billion, 0.64% of the aggregate average daily net assets of the Family-Priced Funds over $25 billion up to $30 billion, 0.63% of the aggregate average daily net assets of the Family-Priced Funds over $30 billion up to $35 billion, 0.62% of the aggregate average daily net assets of the Family-Priced Funds over $35 billion up to $40 billion, 0.61% of the aggregate average daily net assets of the Family-Priced Funds over $40 billion up to $45 billion, and 0.60% of the aggregate average daily net assets of the Family-Priced Funds over $45 billion.

Pursuant to the Advisory Agreement, each of the Matthews Asia Small Companies Fund, Matthews China Small Companies Fund and Matthews Emerging Asia Fund pays Matthews an annual fee of 1.00% of the average daily net assets of such Fund up to $1 billion and 0.95% of the average daily net assets of such Fund over $1 billion. Pursuant to the Advisory Agreement, the Matthews Asia Strategic Income Fund pays Matthews an annual fee of 0.65% of its average daily net assets.

Each Fund pays Matthews a monthly fee of one-twelfth (1/12) of the management fee of the Fund’s average daily net asset value for the month. In addition, under the Shareholder Services Agreement (as defined below), the Funds pay Matthews a fee for administrative and shareholder services. See “Shareholder Servicing and Administration.”

During the fiscal years ended December 31, 2012, 2013 and 2014, the aggregate advisory fees earned by Matthews before and after waivers of fees and/or reimbursement/subsidy of expenses by Matthews were as follows:

Fiscal Year Ended December 31	Aggregate Advisory Fees Earned by Matthews (before Waivers)	Aggregate Advisory Fees Earned by Matthews (after Waivers)
2012	$108,669,392	$108,439,972
2013	$141,172,765	$141,054,445
2014	$147,817,946	$147,054,985

Pursuant to an Operating Expenses Agreement, dated as of November 4, 2003, most recently amended effective [November 30, 2015] (as amended from time to time, the “Operating Expenses Agreement”), Matthews has agreed to waive fees and reimburse expenses to the extent needed to limit total annual operating expenses (excluding Rule 12b-1 fees, front-end or contingent deferred loads, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class (i) for all Funds other than the Matthews China Small Companies Fund and Matthews Asia Strategic Income Fund, to 1.25%, and (ii) for the Matthews Asia Strategic Income Fund, to 0.90%, in each case first by waiving class specific expenses of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses of the Institutional Class. If any non-class specific expenses of the Institutional Class are waived for the Institutional Class, Matthews has also agreed to waive an equal amount of non-class specific expenses for the Investor Class. Because certain expenses of the Investor Class may be higher than those of the Institutional Class and because no class specific expenses will be waived for the Investor Class, the total annual operating expenses after fee waiver and expense reimbursement for the Investor Class would be 1.25% or 0.90%, as appropriate, plus the sum of (i) the amount (in annual percentage terms) of the class specific expenses incurred by the Investor Class that exceed those incurred by the Institutional Class; and (ii) the amount (in annual percentage terms) of the class specific expenses reduced for the Institutional Class and not the Investor Class.

Pursuant to the Operating Expenses Agreement, for the Matthews China Small Companies Fund, Matthews has agreed to waive fees and reimburse expenses to the extent needed to limit total annual operating expenses (excluding Rule 12b-1 fees, front-end or contingent deferred loads, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Investor Class to 1.50%.

In turn, if a Fund’s expenses fall below the expense limitation in a year within three years after Matthews has made such a waiver or reimbursement, the Fund may reimburse Matthews up to an amount not to cause the expenses for that year to exceed the expense limitation applicable at the time of such fee waiver and/or expense reimbursement or to exceed any other agreed upon expense limitation for that year. For each Fund other than the Matthews Asia ESG Fund and the Matthews Asia Value Fund, this agreement will continue through April 30, 2016 and may be extended for additional periods not exceeding one year. For the Matthews Asia ESG Fund and the Matthews Asia Value Fund, this agreement will continue through April 30, 2017 and may be extended for additional periods not exceeding one year.

Pursuant to a fee waiver letter agreement, effective as of September 1, 2014, between the Trust, on behalf of the Family-Priced Funds, and Matthews (as amended from time to time, the “Fee Waiver Agreement”), for each Family-Priced Fund, Matthews agrees to waive a portion of the fee payable under the Advisory Agreement and a portion of the fee payable under the Shareholder Services Agreement, if any Family-Priced Fund’s average daily net assets are over $3 billion, as follows: for every $2.5 billion average daily net assets of a Family-Priced Fund that are over $3 billion, the fee rates under the Advisory Agreement and the Services Agreement for such Family-Priced Fund with respect to such excess average daily net assets will be each reduced by 0.01%, in each case without reducing such fee rate below 0.00%.

Pursuant to an amended and restated intermediary platform fee subsidy letter agreement, effective March 1, 2015, between the Trust, on behalf of the Funds, and Matthews (as amended from time to time, the “Subsidy Agreement”), with respect to each intermediary platform that charges the Funds 10 basis points (0.10%) or more for services provided with respect to Institutional Class shares of the Funds through such platform, Matthews agrees to reimburse the Institutional Class of the Funds a portion of those service fees in an amount equal to 2 basis points (0.02%), and with respect to each intermediary platform that charges the Funds 5 basis points (0.05%) or more but less than 10 basis points (0.10%) for services provided with respect to Institutional Class shares of the Funds through such platform, Matthews agrees to reimburse the Institutional Class of the Funds a portion of those service fees in an amount equal to 1 basis point (0.01%).

For the fiscal years ended December 31, 2014, 2013 and 2012, the gross advisory fees earned under the Advisory Agreement, fees waived and/or expenses reimbursed/subsidized by Matthews pursuant to the Operating Expenses Agreement, the Fee Waiver Agreement and the Subsidy Agreement, and the net advisory fees for each Fund were as follows:

	FYE 12-31-14
Matthews Fund	Gross Advisory Fees Earned	Fees Waived and/or Expenses Reimbursed/Subsidized by Matthews	Net Advisory Fees
Asia Strategic Income Fund	$377,748	$(79,504)	$298,244
Asian Growth and Income Fund	$29,679,830	$(51,372)	$29,628,458
Asia Dividend Fund	$35,424,853	$(73,450)	$35,351,403
China Dividend Fund	$925,316	$—	$925,316
Asia Value Fund[1]	N/A	N/A	N/A
Asia Focus Fund	$68,308	$(62,897)	$5,411
Asia Growth Fund	$5,382,448	$—	$5,382,448
Pacific Tiger Fund	$51,603,486	$(272,316)	$51,331,170
Asia ESG Fund[2]	N/A	N/A	N/A
Emerging Asia Fund	$764,865	$(152,283)	$612,582
China Fund	$7,626,920	$—	$7,626,920
India Fund	$4,339,849	$—	$4,339,849
Japan Fund	$3,346,472	$—	$3,346,472
Korea Fund	$1,291,732	$—	$1,291,732
Asia Small Companies Fund	$5,593,655	$(15,271)	$5,578,384
China Small Companies Fund	$240,755	$(55,868)	$184,887
Asia Science and Technology Fund	$1,151,709	$—	$1,151,709

[1]	The Matthews Asia Value Fund commended operations on [November 30, 2015]
[2]	The Matthews Asia ESG Fund commenced operations on April 30, 2015.

	FYE 12-31-13
Matthews Fund	Gross Advisory Fees Earned	Fees Waived and/or Expenses Reimbursed/Subsidized by Matthews	Net Advisory Fees
Asia Strategic Income Fund	$342,529	$(41,268)	$301,261
Asian Growth and Income Fund	$29,911,798	$0	$29,911,798
Asia Dividend Fund	$34,737,711	$0	$34,737,711
China Dividend Fund	$793,795	$104,529	$898,324
Asia Value Fund[1]	N/A	N/A	N/A
Asia Focus Fund[3]	$32,399	$(87,951)	$(55,552)
Asia Growth Fund	$4,225,929	$0	$4,225,929
Pacific Tiger Fund	$48,602,934	$0	$48,602,934
Asia ESG Fund[2]	N/A	N/A	N/A
Emerging Asia Fund[4]	$205,456	$(85,829)	$119,627
China Fund	$10,995,785	$0	$10,995,785
India Fund	$3,511,555	$0	$3,511,555
Japan Fund	$1,649,630	$0	$1,649,630
Korea Fund	$949,149	$0	$949,149
Asia Small Companies Fund	$4,112,567	$0	$4,112,567
China Small Companies Fund	$192,536	$(7,801)	$184,735
Asia Science and Technology Fund	$908,992	$0	$908,992

	FYE 12-31-12
Matthews Fund	Gross Advisory Fees Earned	Fees Waived and/or Expenses Reimbursed/Subsidized by Matthews	Net Advisory Fees
Asia Strategic Income Fund	$152,448	$(161,965)	$(9,517)
Asian Growth and Income Fund	$22,674,023	$0	$22,674,023
Asia Dividend Fund	$19,471,948	$0	$19,471,948
China Dividend Fund	$217,096	$8,970	$226,066
Asia Value Fund[1]	N/A	N/A	N/A
Asia Focus Fund[3]	N/A	N/A	N/A
Asia Growth Fund	$2,539,982	$0	$2,539,982
Pacific Tiger Fund	$38,919,428	$0	$38,919,428
Asia ESG Fund[2]	N/A	N/A	N/A
Emerging Asia Fund[4]	N/A	N/A	N/A
China Fund	$14,332,399	$0	$14,332,399
India Fund	$4,324,138	$0	$4,324,138
Japan Fund	$766,223	$0	$766,223
Korea Fund	$1,095,880	$0	$1,095,880
Asia Small Companies Fund	$3,164,318	$0	$3,164,318
China Small Companies Fund	$60,925	$(76,425)	$(15,500)
Asia Science and Technology Fund	$950,584	$0	$950,584

[1]	The Matthews Asia Value Fund commended operations on [November 30, 2015]
[2]	The Matthews Asia ESG Fund commenced operations on April 30, 2015.
[3]	The Matthews Asia Focus Fund commenced operations on April 30, 2013.
[4]	The Matthews Emerging Asia Fund commenced operations on April 30, 2013.

Portfolio Managers

The following table shows information regarding other accounts managed by the Funds’ Portfolio Managers as of December 31, 2014.

Name of Portfolio Manager	Account Category	Number of Accounts	Total Assets in Accounts		Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Kenichi Amaki	Registered Investment Companies Other Pooled Investment Vehicles	0 0	$ $	0 0	0 0	$ $	0 0
Lead Manager of the Matthews Japan Fund; Co-Manager of the Matthews Asia Small Companies Fund	Other Accounts	0		$0	0		$0
Sunil Asnani	Registered Investment Companies Other Pooled Investment Vehicles	0 1	$ $	0 9,784,414	0 0	$ $	0 0
Lead Manager of the Matthews India Fund	Other Accounts	0		$0	0		$0
Robert Horrocks	Registered Investment Companies Other Pooled Investment Vehicles	0 4	$ $	0 2,657,065,132	0 0	$ $	0 0
Lead Manager of the Matthews Asian Growth and Income and Asia Dividend Funds	Other Accounts	3		$573,115,197	0		$0
Tiffany Hsiao, CFA	Registered Investment Companies	0		$0	0		$0
	Other Pooled Investment Vehicles	0		$0	0		$0
Lead Manager of the China Small Companies Fund	Other Accounts	0		$0	0		$0
Taizo Ishida	Registered Investment Companies Other Pooled Investment Vehicles	0 0	$ $	0 0	0 0	$ $	0 0
Lead Manager of the Matthews Asia Growth and Emerging Asia Funds; Co-Manager of the Matthews Japan Fund	Other Accounts	1		$325,079,385	0		$0
Teresa Kong, CFA	Registered Investment Companies Other Pooled Investment Vehicles	0 1	$ $	0 9,723,382	0 0	$ $	0 0
Lead Manager of the Matthews Asia Strategic Income Fund	Other Accounts	0		$0	0		$0
Kenneth Lowe, CFA	Registered Investment Companies	0		$0	0		$0
	Other Pooled Investment Vehicles	3		$1,156,440,960	0		$0
Lead Manager of the Asia Focus and Asian Growth and Income Funds	Other Accounts	0		$0	0		$0
Andrew Mattock, CFA	Registered Investment Companies	0		$0	0		$0
	Other Pooled Investment Vehicles	0		$0	0		$0
Lead Manager of the China Fund	Other Accounts	0		$0	0		$0
Michael J. Oh, CFA	Registered Investment Companies	0		$0	0		$0
	Other Pooled Investment Vehicles	0		$0	0		$0
Lead Manager of the Matthews Asia Science and Technology and Korea Funds; Co-Manager of the Matthews Asia Focus Fund	Other Accounts	0		$0	0		$0

Name of Portfolio Manager	Account Category	Number of Accounts	Total Assets in Accounts	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Sharat Shroff, CFA,	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	1	$475,002,458	0	$0
Lead Manager of the Matthews Pacific Tiger Fund; Co-Manager of the Matthews Asia Growth, Asia Focus, and India Funds	Other Accounts	3	$374,886,181	0	$0
Lydia So, CFA	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	1	$12,951,332	0	$0
Lead Manager of the Matthews Asia Small Companies Fund; Co-Manager of the Matthews Asia Science and Technology Fund	Other Accounts	0	$0	0	$0
Vivek Tanneeru	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
Lead Manager of the Matthews Asia ESG Fund; Co-Manager of the Matthews Asia Dividend Fund	Other Accounts	0	$0	0	$0
Yu Zhang, CFA	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	2	$665,169,108	0	$0
Lead Manager of the Matthews China Dividend and Asia Dividend Funds	Other Accounts	3	$573,115,197	0	$0
Beini Zhou, CFA*	Registered Investment Companies	[ ]	[ ]	[ ]	[ ]
	Other Pooled Investment Vehicles
Lead Manager of the Matthews Asia Value Fund; Co-Manager of the Matthews Asia Small Companies Fund	Other Accounts

*	Other Accounts Managed Information as of [ ], 2015.

Portfolio Managers’ compensation consists of a combination of base salary, fixed and discretionary bonuses, participation in the equity or revenues of the firm, and participation in benefit plans, which are generally available to all salaried employees. Compensation is structured to emphasize the success of both Matthews and the individual employee. Compensation is not linked to the distribution of the shares of the Funds. Key elements of compensation are detailed below:

Base Salary	Each Portfolio Manager receives a fixed base salary that takes into account his or her experience and responsibilities and is intended to be competitive with salaries offered by other similar firms.

Bonus	Matthews emphasizes teamwork and a focus on client needs. Bonuses are structured to emphasize those principles and are based on a number of factors including the profitability of Matthews and the employee’s contributions to the firm, such as the pre-tax performance of accounts managed by the employee, leadership position in the firm and participation in firm marketing efforts and other activities. Performance is generally considered on an absolute basis over longer periods (five to ten years). However, market conditions and performance relative to the benchmark or peer group of a Fund or other account may also be considered.

Other Compensation	Certain Portfolio Managers may receive compensation in the form of equity interests in Matthews or cash payments based upon a percent of Matthews’ revenues. Matthews is a private limited liability company that provides pass-through treatment. Accordingly holders of equity interests may be allocated portions of Matthews’ profits and losses, and may receive cash distributions. Such distributions may be made subject to certain required distributions and payments, Matthews’ working capital requirements and similar considerations.

Benefit Programs	Portfolio Managers participate in benefit plans and programs available generally to all employees.

As shown in the table above, certain Portfolio Managers may manage other accounts with investment strategies similar to the Funds. Those other accounts may include other U.S. or non-U.S. mutual funds advised or sub-advised by Matthews, and separately managed accounts. Fees earned by Matthews may vary among these accounts, the Portfolio Managers may personally invest in some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. These factors may create conflicts of interest because a Portfolio Manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming a Fund. A conflict may also exist if a Portfolio Manager identifies a limited investment opportunity that may be appropriate for more than one account, but a Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the Portfolio Manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. A Portfolio Manager’s compensation arrangement may also give rise to potential conflicts of interest. A Portfolio Manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management; and the bonuses of the Portfolio Managers relate to increases in asset levels under Matthews’ management. Additional, as explained above, certain Portfolio Managers may receive equity-based compensation from Matthews. The management of or participation in the management of multiple Funds and accounts may give rise to potential conflicts of interest among the Funds and accounts, as Portfolio Managers must allocate their time and investment ideas across the Funds and other accounts, which may pay different fees to Matthews and have different objectives, benchmarks and time horizons. A Portfolio Manager may execute transactions for a Fund or other account that may adversely impact the value of securities held by the Fund. Any securities selected for a Fund or other account may perform differently than the securities selected for another Fund or other account. However, Matthews believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by a particular Portfolio Manager are generally managed in a similar fashion, subject to a variety of exceptions (for example, particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors). In addition, the Funds and Matthews have adopted a trade management policy, which they believe is reasonably designed to address potential conflicts of interest that may arise in managing multiple accounts. With respect to the allocation of investment opportunities (i.e., investment ideas), Matthews has established policies and procedures that provide that all research conducted by any member of Matthews’ investment team be generally available to every other member. However, Matthews Portfolio Managers may act upon applicable research at any time, and no account or investment mandate (i.e., a group of accounts with similar investment objectives) has any general priority in the access to or allocation of any investment opportunity. In addition, Matthews may determine that priority to an investment opportunity should be established because of its limited availability, the difficulty of execution or other factors. Currently Matthews accords such priority with respect to (i) new accounts (such as the Matthews Asia Small Companies Fund and Matthews China Small Companies Fund) that invest in Asia Small Companies (as defined in the Prospectus); (ii) investments in Asia Small Companies in which no account managed by Matthews has previously invested; and (iii) accounts that focus on a specific country or sector and intend to invest in initial public offerings, secondary public offerings and private placements may be given priority in such opportunities to the extent they are associated with securities from a country or in a sector in which the account invests (e.g., the Matthews China Fund may be accorded priority with respect to the initial public offering of a Chinese company).

The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Code of Ethics will adequately address such conflicts.

The following table sets forth the dollar range of equity securities beneficially owned by each Portfolio Manager in each Fund for which they are primarily responsible for the day-to-day management of the Fund’s portfolio and in all Funds of the Trust, as of April 6, 2015.

Name of Portfolio Manager	Dollar Range of Equity Securities in Each Fund
Kenichi Amaki	• Matthews Asia Dividend Fund* • Matthews Asia Small Companies Fund* • Matthews Asia Strategic Income Fund* • Matthews China Dividend Fund* • Matthews India Fund* • Matthews Japan Fund	• • • • • •	$100,001-$500,000 $50,001-$100,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $50,001-$100,000

Sunil Asnani	• Matthews India Fund	•	$10,001-$50,000

Robert Horrocks, PhD	• Matthews Asia Dividend Fund • Matthews Asia Focus Fund* • Matthews Asian Growth and Income Fund • Matthews China Dividend Fund* • Matthews Asia Strategic Income Fund*	• • • • •	$100,001-$500,000 $100,001-$500,000 $100,001-$500,000 $100,001-$500,000 $100,001-$500,000

Tiffany Hsiao, CFA	• Matthews Asia Small Companies Fund* • Matthews China Small Companies Fund	• •	$10,001-$50,000 $10,001-$50,000

Name of Portfolio Manager	Dollar Range of Equity Securities in Each Fund
Taizo Ishida

•     Matthews Asia Dividend Fund*

•     Matthews Asia Growth Fund

•     Matthews Asia Small Companies Fund*

•     Matthews China Small Companies Fund*

•     Matthews Emerging Asia Fund

•     Matthews Japan Fund

•     Matthews Pacific Tiger Fund*

•     Matthews Asia Strategic Income Fund*

		• • • • • • • •	$10,001-$50,000 $100,001-$500,000 $50,001-$100,000 $100,001-$500,000 $100,001-$500,000 $100,001-$500,000 $50,001-$100,000 $10,001-$50,000

Teresa Kong, CFA

•     Matthews Asia Dividend Fund*

•     Matthews Asia Focus Fund*

•     Matthews Asia Small Companies Fund*

•     Matthews Emerging Asia Fund*

•     Matthews Asia Strategic Income Fund

•     Matthews Asian Growth and Income Fund*

•     Matthews India Fund*

•     Matthews Pacific Tiger Fund*

		• • • • • • • •	$100,001-$500,000 $50,001-$100,000 $100,001-$500,000 $50,001-$100,000 $100,001-$500,000 $100,001-$500,000 $100,001-$500,000 $100,001-$500,000

Kenneth Lowe, CFA	• Matthews Asia Focus Fund • Matthews Asian Growth and Income Fund	• •	$10,001-$50,000 $1-$10,000

Andrew Mattock, CFA	none

Michael J. Oh, CFA

•     Matthews Asia Dividend Fund*

•     Matthews Asia Focus Fund*

•     Matthews Asia Science and Technology Fund

•     Matthews Asian Growth and Income Fund*

•     Matthews China Fund*

•     Matthews Korea Fund

•     Matthews Pacific Tiger Fund*

		• • • • • • •	1-$10,000 $10,001-$50,000 $100,001-$500,000 1-$10,000 1-$10,000 $50,001-$100,000 1-$10,000

Sharat Shroff, CFA

•     Matthews Asia Dividend Fund*

•     Matthews Asia Growth Fund*

•     Matthews Asia Science and Technology Fund*

•     Matthews Asia Small Companies Fund*

•     Matthews Asian Growth and Income Fund*

•     Matthews China Fund*

•     Matthews China Dividend Fund*

•     Matthews China Small Companies Fund*

•     Matthews India Fund*

•     Matthews Japan Fund*

•     Matthews Korea Fund*

•     Matthews Pacific Tiger Fund

		• • • • • • • • • • • •	1-$10,000 $10,001-$50,000 $10,001-$50,000 $50,001-$100,000 $10,001-$50,000 1-$10,000 $10,001-$50,000 $10,001-$50,000 $100,001-$500,000 $10,001-$50,000 1-$10,000 $100,001-$500,000

Lydia So, CFA	• Matthews Asia Growth Fund* • Matthews Asia Science and Technology Fund* • Matthews Asia Small Companies Fund • Matthews Pacific Tiger Fund*	• • • •	1-$10,000 $10,001-$50,000 $100,001-$500,000 $10,001-$50,000

Vivek Tanneeru	• Matthews Asia Dividend Fund*	•	$10,001-$50,000

Yu Zhang, CFA	• Matthews Asia Dividend Fund • Matthews Asia Small Companies Fund* • Matthews China Dividend Fund • Matthews Japan Fund*	• • • •	$50,001-$100,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000

Beini Zhou, CFA**	[ ]	[ ]

*	The Portfolio Manager does not have responsibility for the day-to-day management of this Fund’s portfolio.
**	Information as of [ ], 2015. The Matthews Asia Value Fund commenced operations on [November 30, 2015].

Principal Underwriter in the United States

The Trust and Foreside Funds Distributors LLC, formerly known as BNY Mellon Distributors LLC (the “Underwriter”), have entered into a Distribution Agreement (the “Distribution Agreement”). The Underwriter, located at 400 Berwyn Park, 899 Cassatt Road, Berwyn, PA 19312, acts as the statutory principal underwriter in the United States of the Funds’ shares. The Underwriter is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Matthews compensates the Underwriter for its services to the Funds.

Pursuant to the Distribution Agreement, the Underwriter acts as the agent of the Trust in connection with the continuous offering of shares of the Funds. The Underwriter continually distributes shares of the Funds on a best efforts basis. The Underwriter has no obligation to sell any specific quantity of Fund shares. The Underwriter and its officers have no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Funds.

The Underwriter may enter into agreements with selected broker-dealers, banks or other financial intermediaries for the distribution of shares of the Funds. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Funds and/or Matthews, rather than the Underwriter, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Underwriter.

These financial intermediaries may otherwise act as processing agents and be responsible for promptly transmitting purchase, redemption and other requests to the Funds.

The Trust has agreed to indemnify the Underwriter from losses relating to the Underwriter’s assumption of the principal underwriter function and from prospectus and sales material disclosure liability.

Principal Underwriter in Latin America

The Trust and HMC Partners (“HMC”) have entered into a Distribution Agreement (the “HMC Distribution Agreement”). HMC has registered offices at Cricket Square, Hutchins Drive, P.O. Box 2681, Grand Cayman, KY1-1111, Cayman Islands. HMC acts as the statutory principal underwriter of the Funds’ shares in Chile, Peru and Colombia (and other Latin American countries as the Funds and HMC may agree upon from time to time). The HMC Distribution Agreement has been approved by the Board of Trustees. Matthews compensates HMC for its services to the Funds.

Pursuant to the HMC Distribution Agreement, HMC has agreed to qualify under all applicable laws in Chile, Peru and Colombia (and other Latin American countries as the Funds and HMC may agree upon from time to time) in connection with the distribution of the Funds’ shares in such countries. HMC is not, and is not required to be, a broker-dealer registered with the SEC or a member of FINRA.

Compensation Paid to Principal Underwriters

For the fiscal years ended December 31, 2014, 2013 and 2012, neither the Trust nor any Fund paid compensation to any principal underwriter. In addition, for those years, no underwriting commissions were charged or amounts were retained by the principal underwriters.

Rule 12b-1 Plan (Distribution Plan)

The Trust’s 12b-1 Plan (the “Plan”) is inactive. The Plan authorizes the use of the Funds’ assets to compensate parties that provide distribution assistance or shareholder services, including, but not limited to, printing and distributing prospectuses to persons other than shareholders, printing and distributing advertising and sales literature and reports to shareholders used in connection with selling shares of the Funds, and furnishing personnel and communications equipment to service shareholder accounts and prospective shareholder inquiries. Although the Plan currently is not active, it is reviewed by the Board annually in the event that the Board determines it is necessary to re-activate the Plan. The Plan would not be re-activated without prior notice to shareholders and any amounts payable under the Plan would be subject to applicable operating expense limitations agreed to by Matthews.

Shareholder Servicing and Administration and other Service Providers

Shareholder Servicing and Administration

BNY Mellon Investment Servicing (US) Inc. provides certain administrative services to the Trust pursuant to a Second Amended and Restated Investment Company Services Agreement dated as of April 1, 2007, as amended from time to time (the “Investment Company Services Agreement”). Under the Investment Company Services Agreement, BNY Mellon provides certain accounting and financial administration services for the Trust including, among other things, the computation of the NAVs of the Funds’ shares, maintenance of certain of the Funds’ books and financial records, preparation and filing of shareholder reports, preparation and filing of certain tax returns and coordination of the payment of Fund-related expenses through the custodian. BNY Mellon also provides certain regulatory administration services including, among other things, the preparation of agendas and resolutions for quarterly Board meetings, maintenance of the Trust’s corporate records and assistance with the preparation and filing of the annual update to the Trust’s registration statement with the SEC.

In addition, pursuant to the Investment Company Services Agreement, BNY Mellon provides certain transfer agency and other shareholder services for shareholders who open accounts directly with BNY Mellon. Such services include maintaining shareholder accounts, generating shareholder statements, providing taxpayer information, and performing related servicing generally (collectively, “transfer agency and shareholder services”).

During the fiscal years ended December 31, 2014, 2013 and 2012, the aggregate amounts paid by the Funds to BNY Mellon for accounting and administration services totaled $1,799,945, $1,681,631 and $1,286,720, respectively, and are broken down as follows:

Matthews Fund	Fees Paid to Administrator During FYE 12-31-12		Fees Paid to Administrator During FYE 12-31-13		Fees Paid to Administrator During FYE 12-31-14
Asia Strategic Income Fund	$1,878		$4,215		$4,653
Asian Growth and Income Fund	$271,181		$360,046		$357,585
Asia Dividend Fund	$232,928		$418,555		$449,380
China Dividend Fund	$2,598		$9,562		$11,147
Asia Value Fund	N/A	[1]	N/A	[1]	N/A	[1]
Asia Focus Fund	N/A	[2]	393	[2]	$824
Asia Growth Fund	$30,371		$50,952		$64,855
Pacific Tiger Fund	$465,449		$585,149		$621,913
Asia ESG Fund	N/A	[3]	N/A	[3]	N/A	[3]
Emerging Asia Fund	N/A	[4]	1,654	[4]	$6,135
China Fund	$171,241		$132,144		$114,536
India Fund	$51,668		$42,215		$52,403
Japan Fund	$9,158		$19,923		$40,332
Korea Fund	$13,091		$11,426		$15,577
Asia Small Companies Fund	$25,310		$32,908		$44,799
China Small Companies Fund	$487		$1,543		$1,925
Asia Science and Technology Fund	$11,360		$10,946		$13,881

[1]	The Matthews Asia Value Fund commenced operations on [November 30, 2015].
[2]	The Matthews Asia Focus Fund commenced operations on April 30, 2013.
[3]	The Matthews Asia ESG Fund commenced operations on April 30, 2015.
[4]	The Matthews Emerging Asia Fund commenced operations on April 30, 2013.

For shareholders who purchase shares through a broker or other financial intermediary (sometimes called fund “supermarkets”), some or all transfer agency and shareholder services may be performed by that intermediary. The services provided by supermarkets (although they vary from supermarket to supermarket) generally include the following: acceptance, processing and settlement of specific shareholder transactions (purchases, redemptions and exchanges); establishing and maintaining transaction clearing relationships; establishing and maintaining individual shareholder records; providing and maintaining periodic and transaction-specific reporting; maintaining shareholder records regarding share splits, reorganizations and other corporate actions; performing anti-money laundering and related regulatory compliance functions that relate to individual shareholders; responding to inquiries regarding the Funds as well as the status of accounts and transactions made by shareholders who own shares through that supermarket; processing redemption fees; providing NAV, dividend and distribution information to shareholders; and assisting with shareholder communications. Some fund supermarkets also provide the following services: next-day transaction processing services; 24-hour transaction services; performance estimates; research; fund ratings (e.g., Lipper and Morningstar ratings); risk analysis; fund facts and fees; tax information and analysis; independent due diligence of funds; tax lot accounting; internet services; and access to other financial products (e.g., banking and credit). You should contact your supermarket to determine the specific services available to you.

For performing transfer agency and shareholder services, the supermarket may seek compensation from the Funds or Matthews. In some cases, the services for which compensation is sought may be bundled with services not related to shareholder servicing, and may include distribution fees. The Board of Trustees has made a reasonable allocation (and periodically reviews the allocation) of the portion of bundled fees, and Matthews pays from its own resources that portion of the fees that the Board of Trustees determines may represent compensation to supermarkets for distribution services.

Various broker-dealers, including, among others, J.P. Morgan Chase Bank, N.A. and Bank of America Merrill Lynch, provide certain shareholder, administrative and sub-transfer agency services to the Funds for compensation under various agreements. Such services include, without limitation, transmission of purchase and redemption orders in accordance with the Funds’ prospectuses; maintenance of separate records for clients; mailing of shareholder confirmations and periodic statements; processing of dividend payments; and provision of shareholder information and support.

The Trust has also entered into an Administration and Shareholder Services Agreement with Matthews as of August 13, 2004, most recently amended effective April 30, 2015 (as amended from time to time, the “Shareholder Services Agreement”). Pursuant to the Shareholder Services Agreement, Matthews provides a range of administrative services that focus on the servicing needed by the Funds and oversight and coordination of their various service providers, as distinct from the services provided by BNY Mellon and supermarkets to shareholder accounts. Matthews’ services may include, on a continuous basis: responding to shareholder communications that come to Matthews directly, indirectly via BNY Mellon or a supermarket, or via the Funds’ website; providing regular communications and investor education materials to shareholders; communicating with investment advisors whose clients own or hold shares of the Funds and providing such other information as may reasonably be requested by shareholders or certain services not provided by the Funds’ transfer agent or by fund supermarkets. Matthews also provides, on a continuous basis, the following administration services: oversight of the activities of BNY Mellon as the Funds’ transfer agent (including the transfer agent’s call center operations); oversight of the Funds’ accounting agent, custodian and BNY Mellon’s administrative functions; assisting with the daily calculation of Fund NAVs; overseeing each Fund’s compliance with its legal, regulatory and ethical policies and procedures; assisting with the preparation of agendas and other materials drafted by other parties, such as BNY Mellon, for Board meetings; providing such other information and assistance to shareholders as they may reasonably request; coordinating and executing the offering (or closure) of a Fund; and general oversight of the vendor community at large as well as industry trends to ensure that shareholders are receiving quality service and technical support.

Pursuant to the Shareholder Services Agreement, the Funds in the aggregate pay Matthews 0.25% of their aggregate average daily net assets up to $2 billion, 0.1834% of their aggregate average daily net assets over $2 billion up to $5 billion, 0.15% of their aggregate average daily net assets over $5 billion up to $7.5 billion, 0.125% of their aggregate average daily net assets over $7.5 billion up to $15 billion, 0.11% of their aggregate average daily net assets over $15 billion up to $22.5 billion, 0.10% of their aggregate average daily net assets over $22.5 billion up to $25 billion, 0.09% of their aggregate average daily net assets over $25 billion up to $30 billion, 0.08% of their aggregate average daily net assets over $30 billion up to $35 billion, 0.07% of their aggregate average daily net assets over $35 billion up to $40 billion, 0.06% of their aggregate average daily net assets over $40 billion up to $45 billion, and 0.05% of their aggregate average daily net assets over $45 billion. Gross fees earned under the Services Agreement, fees waived pursuant to the Fee Waiver Agreement, the net fees and the net fees in basis points for the fiscal years ended December 31, 2014, 2013 and 2012 were as follows:

	FYE 12-31-14
Matthews Fund	Gross Administration and Shareholder Servicing Fees Earned	Fees Waived and/or Expenses Reimbursed by Matthews	Net Fees	Net Fee in Basis Points
Asia Strategic Income Fund	$82,715	$—	$82,715	0.14%
Asian Growth and Income Fund	$6,365,716	$(51,372)	$6,314,344	0.14%
Asia Dividend Fund	$7,600,620	$(73,450)	$7,527,170	0.14%
China Dividend Fund	$198,468	$—	$198,468	0.14%
Asia Value Fund[1]	N/A	N/A	N/A	N/A
Asia Focus Fund	$14,629	$—	$14,629	0.14%
Asia Growth Fund	$1,154,256	$—	$1,154,256	0.14%
Pacific Tiger Fund	$11,065,138	$(272,316)	$10,792,822	0.14%
Asia ESG Fund[3]	N/A	N/A	N/A	N/A
Emerging Asia Fund	$108,693	$—	$108,693	0.14%
China Fund	$1,636,853	$—	$1,636,853	0.14%
India Fund	$928,678	$—	$928,678	0.14%
Japan Fund	$717,043	$—	$717,043	0.14%
Korea Fund	$276,779	$—	$276,779	0.14%
Asia Small Companies Fund	$796,089	$—	$796,089	0.14%
China Small Companies Fund	$34,313	$—	$34,313	0.14%
Asia Science and Technology Fund	$246,929	$—	$246,929	0.14%

	FYE 12-31-13
Matthews Fund	Gross Administration and Shareholder Servicing Fees Earned	Fees Waived and/or Expenses Reimbursed by Matthews	Net Fees	Net Fee in Basis Points
Asia Strategic Income Fund	$75,848	$0	$75,848	0.14%
Asian Growth and Income Fund	$6,478,164	$0	$6,478,164	0.14%
Asia Dividend Fund	$7,517,452	$0	$7,517,452	0.14%
China Dividend Fund	$171,733	$0	$171,733	0.14%
Asia Value Fund[1]	N/A	N/A	N/A	N/A
Asia Focus Fund[2]	$6,987	$0	$6,987	0.14%
Asia Growth Fund	$914,193	$0	$914,193	0.14%
Pacific Tiger Fund	$10,524,900	$0	$10,524,900	0.14%
Asia ESG Fund[3]	N/A	N/A	N/A	N/A
Emerging Asia Fund[4]	$29,438	$0	$29,438	0.14%
China Fund	$2,384,174	$0	$2,384,174	0.14%
India Fund	$761,349	$0	$761,349	0.14%
Japan Fund	$356,445	$0	$356,445	0.14%
Korea Fund	$205,601	$0	$205,601	0.14%
Asia Small Companies Fund	$591,947	$0	$591,947	0.14%
China Small Companies Fund	$27,674	$0	$27,674	0.14%
Asia Science and Technology Fund	$196,828	$0	$196,828	0.14%

	FYE 12-31-12
Matthews Fund	Gross Administration and Shareholder Servicing Fees Earned	Fees Waived and/or Expenses Reimbursed by Matthews	Net Fees	Net Fee in Basis Points
Asia Strategic Income Fund	$36,097	$0	$36,097	0.15%
Asian Growth and Income Fund	$5,226,011	$0	$5,226,011	0.15%
Asia Dividend Fund	$4,485,723	$0	$4,485,723	0.15%
China Dividend Fund	$49,966	$0	$49,966	0.15%
Asia Value Fund[1]	N/A	N/A	N/A	N/A
Asia Focus Fund[2]	N/A	N/A	N/A	N/A
Asia Growth Fund	$585,677	$0	$585,677	0.15%
Pacific Tiger Fund	$8,971,705	$0	$8,971,705	0.15%
Asia ESG Fund[3]	N/A	N/A	N/A	N/A
Emerging Asia Fund[4]	N/A	N/A	N/A	N/A
China Fund	$3,309,187	$0	$3,309,187	0.15%
India Fund	$997,600	$0	$997,600	0.15%
Japan Fund	$176,952	$0	$176,952	0.15%
Korea Fund	$253,005	$0	$253,005	0.15%
Asia Small Companies Fund	$488,239	$0	$488,239	0.15%
China Small Companies Fund	$9,381	$0	$9,381	0.15%
Asia Science and Technology Fund	$219,439	$0	$219,439	0.15%

[1]	The Matthews Asia Value Fund commenced operations on [November 30, 2015].
[2]	The Matthews Asia Focus Fund commenced operations on April 30, 2013.
[3]	The Matthews Asia ESG Fund commenced operations on April 30, 2015.
[4]	The Matthews Emerging Asia Fund commenced operations on April 30, 2013.

Transfer Agent

BNY Mellon is currently located at 760 Moore Road, King of Prussia, PA 19406 and provides transfer agency and dividend disbursing agent services for the Funds. As part of these services, BNY Mellon maintains records pertaining to the sale, redemption and transfer of each Fund’s shares and distributes each Fund’s cash distributions to shareholders.

Custodian

Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109, is the custodian of the Trust’s assets pursuant to a custodian agreement. Under the custodian agreement, Brown Brothers Harriman & Co. (i) maintains a separate account or accounts in the name of each Fund, (ii) holds and transfers portfolio securities on account of each Fund, (iii) accepts receipts and makes disbursements of money on behalf of each Fund, (iv) collects and receives all income and other payments and distributions on account of each Fund’s securities, and (v) makes periodic reports to the Board of Trustees concerning each Fund’s operations.

Counsel to the Trust

Paul Hastings LLP, 55 Second Street, 24th Floor, San Francisco, CA 94105, serves as counsel to the Trust.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers, LLP, Three Embarcadero Center, San Francisco, CA 94111, serves as the independent registered public accounting firm of the Trust. The firm provides audit services and assistance and consultation with respect to regulatory filings with the SEC. The books of each Fund will be audited at least once each year by PricewaterhouseCoopers, LLP.

Brokerage Allocation and Other Practices

Matthews is responsible for effecting portfolio transactions and will do so in a manner deemed fair and reasonable to the Funds. The primary consideration in all portfolio transactions will be seeking the best execution of the transaction taking into account the net proceeds of the transaction as well as qualitative factors.

In selecting and monitoring broker-dealers and negotiating commissions, Matthews may consider a number of factors, including, for example, net price, reputation, financial strength and stability, efficiency of execution and error resolution, block trading and block positioning capabilities, willingness to execute related or unrelated difficult transactions in the future and other matters involved in the receipt of brokerage services generally.

Matthews may also purchase from a broker or allow a broker to pay for certain execution-related and research services, including economic and market information, portfolio strategy advice, industry and company comments, technical data, recommendations, general reports, consultations, performance measurement data, on-line pricing and news services. The Funds do not engage in “directed brokerage,” or the compensation of a broker-dealer for promoting or selling the Funds’ shares by directing portfolio securities transactions to that broker or dealer.

Matthews may cause the Funds to pay a brokerage commission in excess of that which another broker-dealer might charge for effecting the same transaction in recognition of the value of these execution-related and research services. In such a case, however, Matthews will determine in good faith that such commission is reasonable in relation to the value of brokerage and research provided by such broker-dealer, viewed in terms of either the specific transaction or Matthews’ overall responsibilities to the portfolios over which Matthews exercises investment authority. Research services furnished by brokers through whom Matthews intends to effect securities transactions may be used in servicing all of Matthews’ accounts; not all of such services may be used by Matthews in connection with accounts that paid commissions to the broker providing such services. In conducting all of its soft dollar relationships, Matthews will seek to take advantage of the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934, as amended.

Matthews will attempt to allocate portfolio transactions among the Funds and other accounts on a fair basis whenever concurrent decisions are made to purchase or sell securities by the Funds and other accounts. In making such allocations between the Funds and others, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for recommending investments to the Funds and the other accounts. In some cases, this procedure could have an adverse effect on the Funds. In the opinion of Matthews, however, the results of such procedures will, on the whole, be in the best interests of each of the accounts it manages.

For the fiscal years ended December 31, 2014, 2013 and 2012, the aggregate brokerage commissions paid by the Trust on behalf of the Funds amounted to $13,155,947, $12,785,878 and $10,073,488, respectively. All such amounts were considered by the Funds in directing transactions to a broker dealer because of proprietary or third party research services provided by such broker dealers. The aggregate brokerage commissions attributable to each Fund are set forth below.

Matthews Fund	Brokerage Commissions Paid During FYE 12-31-12		Brokerage Commissions Paid During FYE 12-31-13		Brokerage Commissions Paid During FYE 12-31-14
Asia Strategic Income Fund	$6,187		$11,317		$13,493
Asian Growth and Income Fund	$1,896,951		$2,124,375		$1,900,848
Asia Dividend Fund	$2,103,787		$4,219,181		$3,537,043
China Dividend Fund	$50,176		$160,972		$119,460
Asia Value Fund	N/A	[1]	N/A	[1]	N/A	[1]
Asia Focus Fund	N/A	[2]	$7,100	[2]	$11,751
Asia Growth Fund	$591,718		$640,171		$551,582
Pacific Tiger Fund	$3,081,416		$2,590,172		$3,076,991
Asia ESG Fund	N/A	[3]	N/A	[3]	N/A	[3]
Emerging Asia fund	N/A	[4]	$99,736	[4]	$256,319
China Fund	$815,133		$1,022,304		$716,590
India Fund	$445,468		$506,019		$1,119,168
Japan Fund	$190,827		$351,049		$650,458
Korea Fund	$205,945		$181,296		$230,812
Asia Small Companies Fund	$433,002		$615,418		$657,922
China Small Companies Fund	$9,302		$16,681		$22,284
Asia Science and Technology Fund	$243,576		$240,087		$291,226

[1]	The Matthews Asia Value Fund commenced operations on [November 30, 2015].
[2]	The Matthews Asia Focus Fund commenced operations on April 30, 2013.
[3]	The Matthews Asia ESG Fund commenced operations on April 30, 2015.
[4]	The Matthews Emerging Asia Fund commenced operations on April 30, 2013.

Each Fund may at times invest in securities of its regular broker-dealers or the parent of its regular broker-dealers. The Funds held securities of the following broker-dealers, which were their regular broker-dealers as of December 31, 2014:

Matthews Fund	Issuer	Value of Fund’s Aggregate Holdings of Issuer
Matthews Korea Fund	Samsung Securities Co., Ltd.	$1,286,423
Matthews Korea Fund	Shinhan Securities	$10,030,809
Matthews Japan Fund	Mitsubishi UFJ Securities (USA), Inc.	$3,795,387
Matthews India Fund	Kotak Securities	$45,703,857

Shares of Beneficial Interest

The Funds are authorized to issue an unlimited number of shares of beneficial interest, each with a $0.001 par value. Shares of a particular Fund represent equal proportionate interests in the assets of that Fund only, and have identical voting, dividend, redemption, liquidation and other rights. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other right to subscribe to any additional shares and no conversion rights.

Each Fund except for the Matthews China Small Companies Fund currently offers shares in two separate Classes: Investor Class and Institutional Class. The Matthews China Small Companies Fund currently offers only Investor Class shares. Pursuant to the Trust’s Multiple Class Plan, the only differences among the various classes of shares relate solely to the following: (a) each class may be subject to different class expenses as outlined in the relevant Prospectus; (b) each class may bear a different identifying designation; (c) each class has exclusive voting rights with respect to matters solely affecting such class; (d) each class may have different exchange privileges; and (e) each class may provide for the automatic conversion of that class into another class.

Each whole share is entitled to one vote as to each matter on which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote. The voting rights of shareholders can be changed only by a shareholder vote.

Each Fund may be terminated upon the sale and conveyance of its assets to another Fund, partnership, association, corporation, or entity, or upon the sale and conversion into money of its assets. The Board may terminate or sell all or a portion of the assets of the Fund without prior shareholder approval. In the event of the dissolution or liquidation of a Fund, shareholders of the Fund are entitled to receive the underlying assets of a Fund available for distribution.

The validity of shares of beneficial interest offered by this registration statement has been passed on by Paul Hastings LLP, 55 Second Street, 24th Floor, San Francisco, CA 94105. All accounts will be maintained in book entry form and no share certificates will be issued.

Purchase, Redemption and Pricing of Shares

Purchase of Shares

Fund shares may be purchased in the United States through the Underwriter or certain financial intermediaries who may charge a fee for their services and may be purchased in Latin America through HMC.

Determination of Net Asset Value

Generally, the NAV per share of each Class of each Fund will be determined as of the close of trading on each day the New York Stock Exchange (“NYSE”) is open for trading. The Funds do not determine NAV on days that the NYSE is closed and at other times described in the Prospectus. However, the Funds may, under extraordinary circumstances, calculate the NAV of their respective shares on days on which the NYSE is closed for trading. The NYSE is closed on the days on which the following holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday and when such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

The value of the Funds’ exchange-traded securities is based on market quotations for those securities, or on their fair value determined by or under the direction of the Board of Trustees (as described below). Market quotations are provided by pricing services that are independent of the Funds and Matthews. Foreign exchange-traded securities are valued as of the close of trading on the primary exchange on which they trade. Securities that trade in over-the-counter markets, including most debt securities (bonds), may be valued by third-party vendors or by using indicative bid quotations from bond dealers or market makers, or other available market information, often from the principal (or most advantageous) market on which the security is traded, or valued based on their fair value as determined by or under the direction of the Board of Trustees (as described below). The Funds may also utilize independent pricing services to assist them in determining a current market value for each security based on sources believed to be reliable.

In addition, the Funds may be subject to short-term capital gains tax in India on gains realized upon disposition of Indian securities held less than one year. The tax is computed on net realized gains; any realized losses in excess of gains may be carried forward for a period of up to eight years to offset future gains. Any net taxes payable must be remitted to the Indian government prior to repatriation of sales proceeds. The Funds, including the Matthews India Fund, accrue a deferred tax liability for net unrealized short-term gains in excess of available carryforwards on Indian securities. This accrual may reduce a Fund’s NAV.

Short-term fixed-income securities having a maturity of 60 days or less are valued at amortized cost, which the Board of Trustees believes represents fair value. When a security is valued at amortized cost, it is first valued at its purchase price. After it is purchased, it is valued by assuming a constant amortization to maturity of any discount or premium (because the Funds are highly likely to hold the security until it matures and then receive its face value), regardless of the way of changing interest rates could change the market value of the instrument.

Generally portfolio securities subject to a “foreign share” premium are valued at the local share prices (i.e., without including any foreign share premium). In addition, in certain countries shares may be purchased in a local class or, subject to certain limitations, in a class reserved for foreign purchasers.

Foreign values of the Funds’ securities are converted to U.S. dollars using exchange rates determined as of the close of trading on the NYSE and in accordance with the Funds’ Pricing Policies adopted by the Board (the “Pricing Policies”). The Funds generally use the foreign currency exchange rates deemed to be most appropriate by a foreign currency pricing service that is independent of the Funds and Matthews.

Trading in securities on Asia Pacific exchanges and over-the-counter markets is normally completed well before the close of the business day in New York. In addition, securities trading in Asia Pacific may not take place on all business days in New York. Furthermore, trading takes place in markets of Asia Pacific and in various foreign markets on days that are not business days on which the NYSE is open and therefore the Funds’ NAV are not calculated.

The Funds have a Valuation Committee, comprised of at least one Trustee of the Trust, as well as certain employees of Matthews (some of whom may also be officers of the Funds), which reviews and monitors the Pricing Policies. The Valuation Committee is responsible for determining the fair value of the Funds’ securities as needed in accordance with the Pricing Policies and performs such other tasks as the Board deems necessary. The Valuation Committee meets on an ad hoc basis to discuss issues relating to the valuation of securities held by the Funds. Committee members are required to report actions taken at their meetings at the next scheduled Board meeting following the Valuation Committee’s meeting.

Pursuant to the Pricing Policies, the Funds value any exchange-traded security for which market quotations are unavailable or have become unreliable, and any over-the-counter security for which indicative quotes are unavailable, at that security’s fair market value. In general, the fair value of such securities is determined, in accordance with the Pricing Policies and subject to the Board’s oversight, by a pricing service retained by the Funds that is independent of the Funds and Matthews. There may be circumstances in which the Funds’ independent pricing service is unable to provide a reliable price of a security. In addition, when establishing a security’s fair value, the independent pricing service may not take into account events that occur after the close of Asian markets but prior to the time the Funds calculate their NAVs. Similarly, there may be circumstances in which a foreign currency exchange rate is deemed inappropriate for use by the Funds or multiple appropriate rates exist. In such circumstances, the Board of Trustees has delegated the responsibility of making fair-value determinations to a Valuation Committee. In these circumstances, the Valuation Committee will determine the fair value of a security, or a fair exchange rate, in good faith, in accordance with the Pricing Policies and subject to the oversight of the Board. When fair value pricing is employed (whether through the Funds’ independent pricing service or the Valuation Committee), the prices of a security used by a Fund to calculate its NAV typically differ from quoted or published prices for the same security for that day. In addition, changes in a Fund’s NAV may not track changes in published indices of, or benchmarks for, Asian Pacific securities. Similarly, changes in a Fund’s NAV may not track changes in the value of closed-end investment companies, exchange-traded funds or other similar investment vehicles.

Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the NAV of the Funds’ shares into U.S. dollars at the prevailing market rates, as determined in accordance with the Pricing Policies.

Redemption in Kind

At the organizational meeting of the Trust, the Board directed that the Trust elect to pay redemptions in cash as consistent with Rule 18f-1 under the 1940 Act. The Board further directed that Form N-18F-1 be filed with the SEC on the Trust’s behalf committing the Trust to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90 calendar day holding period to the lesser of $250,000 or 1% of the NAV of the Fund at the beginning of such period. This means that the Trust could, if the redemption is larger than $250,000 or 1% of the NAV of the Fund, pay a redemption with the securities held in the Fund’s portfolio. If this occurred, the shareholder receiving these portfolio securities would incur transaction charges if such shareholder were to convert the securities into cash. Due to market restrictions in certain markets, the option of the Funds to redeem in kind may be limited.

Equalization

For any of its fiscal years, a Fund may use an accounting method (known as “equalization”) that is designed to allocate equitably the tax burden of that Fund to all of its shareholders regardless of when during a tax year an individual shareholder redeemed (if ever) his or her shares of the Fund. Equalization allocates a pro rata share of taxable income to departing shareholders when they redeem shares of the Funds, reducing the amount of the distribution to be made to remaining shareholders of each Fund.

Dividends and Distributions

Dividends from net investment income, if any, are normally declared and paid by the Funds in December. Capital gains distributions, if any, are normally made after October 31. The Funds may make additional payments of dividends or distributions if they deem it to be desirable and in the best interests of shareholders at other times during the year. The Matthews Asia Dividend Fund and the Matthews Asia Strategic Income Fund seek to distribute income quarterly in March, June, September and December. The Matthews Asian Growth and Income Fund and the Matthews China Dividend Fund seek to distribute income twice each year, generally in June and December. Any dividend or distributions paid by the Funds have the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend of distribution. To the extent the Funds make a mid-year distribution of realized capital gains, the Funds run a greater risk of over-distributing because subsequent capital losses realized prior to October 31 may more than offset the amount of the distribution. An over-distribution of capital gains is in effect a return of capital. Therefore, the Funds will only make a special mid-year distribution of capital gains in circumstances where the Board of Trustees has determined that it is more likely than not to be in the best interests of shareholders generally and that the amount of the distribution is not likely to result in an unintended return of capital. It is also possible that certain tax adjustments can lower the amount of distributable income, which might result in a return of capital for income oriented funds that will still distribute income or cash generated by their investment portfolio.

Taxation of the Funds

In General

Each Fund has elected and intends to continue to qualify each year as a regulated investment company under Subchapter M of the Code. In order to so qualify for any taxable year, a fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership; (ii) distribute at least 90% of its dividend, interest and certain other income each year; and (iii) at the end of each fiscal quarter maintain at least 50% of the value of its total assets in cash, government securities, securities of other regulated investment companies, and other securities of issuers which represent, with respect to each issuer, no more than 5% of the value of a fund’s total assets and 10% of the outstanding voting securities of such issuer, and have no more than 25% of its assets invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer, or of two or more issuers which the fund controls and which are engaged in the same, similar or related trades and businesses, or of one or more qualified publicly traded partnerships.

To the extent each Fund qualifies for treatment as a regulated investment company, they will not be subject to Federal income tax on income paid to shareholders in the form of dividends or capital gains distributions.

An excise tax will be imposed on the excess, if any, of a Fund’s “required distributions” over actual distributions in any calendar year. Generally, the “required distribution” is 98% of a Fund’s ordinary income for the calendar year plus 98.2% of its net capital gains recognized during the one-year period ending on October 31 plus undistributed and untaxed amounts from prior years. The Funds intend to make distributions sufficient to avoid imposition of the excise tax. Dividends declared by the Funds during October, November or December to shareholders of record on a specified date in such months and paid during January of the following year will be taxable in the year they are declared, rather than the year in which they are received.

Shareholders will be subject to federal income taxes on distributions made by the Funds whether received in cash or additional shares of a Fund. Distributions of net investment income and net capital gains, if any, will be taxable to shareholders without regard to how long a shareholder has held shares of the Funds. Dividends paid by the Funds may qualify in part for the dividends received deduction for corporations.

The Funds will notify shareholders each year of the amount of dividends and distributions, and the portion of their dividends which qualify for the corporate dividends-received deduction or any reduced rate of taxation applicable to “qualified dividends.”

At the time of an investor’s purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in a Fund’s portfolio or undistributed taxable income of a Fund. Consequently, subsequent distributions by a Fund with respect to these shares from such appreciation or income may be taxable to such investor even if the trading value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares and the distributions economically represent a return of a portion of the investment. In general, a Fund may make taxable distributions even during periods in which the share price has declined. Tax consequences are not the primary consideration of the Funds in implementing their investment strategies.

Taxes Regarding Options, Futures and Foreign Currency Transactions

When the Funds write a call, or purchase a put option, an amount equal to the premium received or paid by it is included in the Funds’ accounts as an asset and as an equivalent liability. In writing a call, the amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option that a Fund has written expires on its stipulated expiration date, that Fund recognizes a short-term capital gain. If the Fund enters into a closing purchase transaction with respect to an option that the Fund has written, the Fund realizes a short-term gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option that the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

The premium paid by a Fund for the purchase of a put option is recorded in that Fund’s assets and liabilities as an investment and subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. The current market value of a purchased option is the last sale price on the principal exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option that the Fund has purchased expires on the stipulated expiration date, the Fund realizes a short-term or long-term capital loss for Federal income tax purposes in the amount of the cost of the option. If the Fund exercises a put option, the Fund realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale, which will be decreased by the premium originally paid.

Accounting for options on certain stock indices will be in accordance with generally accepted accounting principles. The amount of any realized gain or loss on closing out such a position will result in a realized gain or loss for tax purposes. Such options held by a Fund at the end of each fiscal year on a broad-based stock index will be required to be “marked-to-market” for federal income tax purposes. 60% of any net gain or loss recognized on such deemed sales or on any actual sales it will be treated as long-term capital gain or loss and the remainder will be treated as short-term capital gain or loss (“60/40 gain or loss”). Certain options, futures contracts and options on futures contracts utilized by a Fund are “Section 1256 contracts.” Any gains or losses on Section 1256 contracts held by a Fund at the end of each taxable year (and on October 31 of each year for purposes of the 4% excise tax) are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as a 60/40 gain or loss.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to stockholders.

Passive Foreign Investment Companies

Equity investments by a Fund in certain “passive foreign investment companies” (“PFICs”) could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC, which tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to avoid the imposition of that tax. For example, a Fund may elect to treat a PFIC as a “qualified electing fund” (“QEF”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year and on October 31st of each calendar year for excise tax purposes. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs are not eligible to be treated as “qualified dividend income.” Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.

Other U.S. and Foreign Tax Issues

In India, a tax of 15% plus surcharges is currently imposed on gains from sales of equities held not more than one year and sold on a recognized stock exchange in India. Gains from sales of equity securities in other cases are taxed at a rate of 30% plus surcharges (for securities held not more than one year) and 10% (for securities held for more than one year). There is no tax on gains from sales of equities held for more than one year and sold on a recognized stock exchange in India.

Also in India, the tax rate on gains from sales of listed debt securities is currently 10% plus surcharges if the securities have been held more than one year and 30% plus surcharges if the securities have been held not more than one year. Securities transaction tax applies for specified transactions at specified rates. India imposes a tax on interest on securities at a rate of 20% plus surcharges. This tax is imposed on the investor and payable prior to repatriation of sales proceeds. The tax is computed on net realized gains; any realized losses in excess of gains may be carried forward for a period of up to 8 years to offset future gains. India imposes a tax on dividends paid by an Indian company at a rate of 12.5% plus surcharges. This tax is imposed on the company that pays the dividends. Please refer to the Purchase, Redemption and Pricing of Shares section for information on how treatment of these taxes may affect the Funds’ daily NAV.

Taxes incurred on a Fund’s short-term realized gains may lower the potential short-term capital gains distribution of that Fund. Any taxes paid in India by a Fund on short-term realized gains will be available to be included in the calculation of that Fund’s foreign tax credit that is passed through to shareholders via Form 1099-DIV. Although taxes incurred on short-term gains may lower the potential short-term capital gains distribution of a Fund, they also potentially lower, to a larger extent, the total return of that Fund as proceeds from sales are reduced by the amount of the tax.

The taxation on dividends and capital gains derived by nonresident enterprises was largely changed when China adopted the unified Enterprise Income Tax law effective as of January 1, 2008. Although the Chinese authorities have issued various tax circulars since then to provide the much-needed clarification, the tax treatment of capital gains derived by nonresident enterprises, such as the Funds, on shares issued by a Chinese resident company remains unclear. To the extent that such taxes are imposed on dispositions of holdings of the Funds, the Funds’ returns would be adversely impacted.

Under the U.S.-South Korea income tax treaty, as presently in effect, the government of South Korea imposes a non-recoverable withholding tax and resident tax aggregating 16.5% on dividends and 13.2% on interest paid by South Korean issuers. Under U.S.-South Korea income tax treaty, there is no South Korean withholding tax on realized capital gains.

The Funds consider the impact of a country’s tax laws and regulations, as well as withholding, when considering investment decisions. The above discussion and the related discussion in the Prospectus are not intended to be complete discussions of all applicable Federal or foreign tax consequences of an investment in the Funds. Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local taxes, as well as any foreign tax implications.

U.S. federal law requires that a Fund withhold as “backup withholding”, at a current rate of 28%, certain reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of Fund shares, paid to stockholders who fail to provide the Fund with a valid taxpayer identification number, make certain required certifications, have been notified by the Internal Revenue Service (“IRS”) that they are subject to backup withholding, or with respect to whom the Fund has been notified by the IRS that backup withholding applies. In order to avoid this withholding requirement, stockholders must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. Backup withholding is not an additional tax and any amounts withheld may be applied to the taxpayer’s ultimate federal income tax liability if proper documentation is provided to the IRS.

Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax on each Fund’s distributions, including capital gains distributions, and on gross proceeds from the sale or other disposition of shares of a Fund, generally applies if paid to a foreign entity unless: (i) if the foreign entity is a “foreign financial institution,” it undertakes certain due diligence, reporting, withholding and certification obligations, (ii) if the foreign entity is not a “foreign financial institution,” it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA. If applicable, and subject to any applicable intergovernmental agreements, withholding under FATCA is required: (i) generally with respect to distributions from each Fund; and (ii) with respect to certain capital gains distributions and gross proceeds from a sale or disposition of Fund shares that occur on or after January 1, 2017. If withholding is required under FATCA on a payment related to your shares, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefits of such exception or reduction. The Funds will not pay any additional amounts in respect to amounts withheld under FATCA. You should consult your tax advisor regarding the effect of FATCA based on your individual circumstances.

The foregoing discussion relates solely to U.S. investors. Non-U.S. investors should consult their tax advisors concerning the tax consequences of ownership of shares of the Funds, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by treaty) or the possible applicability of FATCA.

The above discussion and the related discussions in the prospectuses are not intended to be complete discussions of all applicable tax consequences of an investment in a Fund. Paul Hastings LLP has expressed no opinion in respect thereof. Shareholders are advised to consult with their own tax advisors concerning the application of federal, state, local, and foreign taxes on an investment in a Fund.

Other Information

Statements contained in the Prospectus or in this SAI as to the contents of any contract or other document referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this SAI form a part. Each such statement is qualified in all respects by such reference.

Reports to Shareholders

Shareholders will receive unaudited semi-annual reports describing the Funds’ investment operations and annual financial statements audited by independent certified public accountants. Inquiries regarding the Funds may be directed to Matthews at (800) 789-ASIA (2742).

Financial Statements

The financial statements for the Funds, including the notes thereto, as of December 31, 2014 are incorporated by reference from the Funds’ 2014 Annual Report to Shareholders as filed with the SEC on Form N-CSR.

Appendix: Bond Ratings

A Fund’s investments may range in quality from securities rated in the lowest category in which a Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Group (“S&P”) or Fitch Investor Service, Inc., (“Fitch”), or, if unrated, determined by Matthews to be of comparable quality). The percentage of a Fund’s assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

•	High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by Matthews.

•	Investment Grade Debt Securities are those rated in one of the four highest rating categories or, if unrated, deemed comparable by Matthews.

•	Below Investment Grade, High Yield Securities (“Junk Bonds”) are those rated lower than Baa by Moody’s, BBB by S&P or Fitch and comparable securities. They are considered predominantly speculative with respect to the issuer’s ability to repay principal and interest.

The following is a description of the ratings categories used by Moody’s, S&P and Fitch applicable to fixed income securities.

Moody’s classifies corporate bonds as follows:

“Aaa” – Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

“Aa” – Bonds are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the “Aaa” securities.

“A” – Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

“Baa” – Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

“Ba” – Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

“B” – Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

“Caa” – Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

“Ca” – Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

“C” – Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

Moody’s classifies corporate short-term debt as follows:

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P describes classification of corporate and municipal debt as follows:

“AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “CC” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” – The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

“D” – An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payment will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-) – The ratings from “AA” through “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Provisional ratings:

“p”	The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

“r”	The “r” is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.: Not rated.

Fitch describes classification of long term credit ratings of debt securities as follows:

“AAA”: Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA”: Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A”: High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

“BBB”: Good credit quality. “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

“BB”: Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

“B”: Highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

“CCC,” “CC,” “C”: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

“DDD,” “DD,” “D”: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90%, and “D” the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect for repaying all obligations.

“NR” indicates that Fitch does not rate the issuer or issue in question.

Withdrawn: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are “stable” could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

MATTHEWS INTERNATIONAL FUNDS

Form N-1A

Part C - Other Information

Item 28.	Exhibits

(a)	Trust Instrument and Certificate of Trust is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 5 on December 26, 1996.

(b)	By-Laws are incorporated herein by reference to and were filed electronically with Post-Effective Amendment No. 5 on December 26, 1996.

(c)	See Articles II and VII of the Registrant’s Trust Instrument.

(d)(1)	Form of Investment Advisory Agreement between Matthews International Funds and Matthews International Capital Management, LLC is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 16 on December 21, 2001.

(d)(2)	Investment Advisory Agreement between Matthews International Capital Management, LLC and Matthews International Funds, on behalf of the Matthews Asia Pacific Fund, dated October 31, 2003, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 20 on December 23, 2003.

(d)(3)	Investment Advisory Agreement between Matthews International Capital Management, LLC and Matthews International Funds, on behalf of each series of the Trust, dated August 31, 2004, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 22 on October 28, 2004.

(d)(4)	Amended Appendix A to the Investment Advisory Agreement between Matthews International Capital Management, LLC and Matthews International Funds, dated August 12, 2005, to reflect the addition of the Matthews India Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 27 on October 31, 2005.

(d)(5)	Amended Appendix A to the Investment Advisory Agreement between Matthews International Capital Management, LLC and Matthews International Funds, dated August 11, 2006, to reflect the addition of the Matthews Asia Dividend Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 29 on August 15, 2006.

(d)(6)	Amendment to the Investment Advisory Agreement between Matthews International Capital Management, LLC and Matthews International Funds, dated August 31, 2007, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 32, effective April 29, 2008.

(d)(7)	Amendment to the Investment Advisory Agreement between Matthews International Capital Management, LLC and Matthews International Funds, dated September 15, 2008, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 35 on September 15, 2008.

(d)(8)	Amended Appendix A to the Investment Advisory Agreement between Matthews International Capital Management, LLC and Matthews International Funds, dated November 30, 2009, to reflect the addition of the Matthews China Dividend Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 39 on February 26, 2010.

(d)(9)	Amendment to the Investment Advisory Agreement between Matthews International Capital Management, LLC and Matthews International Funds, dated May 19, 2011, to reflect the addition of the Matthews China Small Companies Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 46 on May 31, 2011.

(d)(10)	Amendment to the Investment Advisory Agreement between Matthews International Capital Management, LLC and Matthews International Funds, dated November 30, 2011, to reflect the addition of the Matthews Asia Strategic Income Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 50 on November 29, 2011.

(d)(11)	Amendment to the Investment Advisory Agreement between Matthews International Capital Management, LLC and Matthews International Funds, dated April 30, 2013, to reflect the addition of the Matthews Asia Focus Fund and Matthews Emerging Asia Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 55 on April 30, 2013.

(d)(12)	Amendment to Investment Advisory Agreement between Matthews International Capital Management, LLC and Matthews International Funds, dated September 1, 2013, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 57 on April 30, 2014.

(d)(13)	Amendment to Investment Advisory Agreement between Matthews International Capital Management, LLC and Matthews International Funds, effective September 1, 2014, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 60 on April 30, 2015.

(d)(14)	Amendment to the Investment Advisory Agreement between Matthews International Capital Management, LLC and Matthews International Funds, dated April 30, 2015, to reflect the addition of the Matthews Asia ESG Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 60 on April 30, 2015.

(d)(15)	Form of Amendment to the Investment Advisory Agreement between Matthews International Capital Management, LLC and Matthews International Funds to reflect the addition of the Matthews Asia Value Fund is filed herewith.

(e)(1)	Underwriting Agreement for Matthews International Funds with PFPC Distributors, Inc., dated December 31, 2000, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 16 on July 16, 2001.

(e)(2)	Amended Schedule A to Underwriting Agreement for Matthews International Funds with PFPC Distributors, Inc., dated August 15, 2003, to reflect the addition of the Matthews Asia Pacific Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 20 on December 23, 2003.

(e)(3)	Amended Schedule A to Underwriting Agreement for Matthews International Funds with PFPC Distributors, Inc., dated August 12, 2005, to reflect the addition of the Matthews India Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 27 on October 31, 2005.

(e)(4)	Amended Schedule A to Underwriting Agreement for Matthews International Funds with PFPC Distributors, Inc., dated August 11, 2006, to reflect the addition of the Matthews Asia Dividend Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 29 on August 15, 2006.

(e)(5)	Form of Amended Schedule A to Underwriting Agreement for Matthews International Funds with PFPC Distributors, Inc., dated September 15, 2008, to reflect the addition of the Matthews Asia Small Companies Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 35 on September 15, 2008.

(e)(6)	Amended Schedule A to Underwriting Agreement for Matthews International Funds with PFPC Distributors, Inc., dated November 30, 2009, to reflect the addition of the Matthews China Dividend Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 39 on February 26, 2010.

(e)(7)	Underwriting Agreement between Matthews International Funds and BNY Mellon Distributors Inc., dated July 1, 2010, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 41 on August 27, 2010.

(e)(8)	Underwriting Agreement between Matthews International Funds and BNY Mellon Distributors Inc., effective May 27, 2011, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 48 on September 13, 2011.

(e)(9)	Distribution Agreement among Matthews International Funds, Matthews International Capital Management, LLC and HMC Partners, dated May 17, 2011, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 46 on May 31, 2011.

(e)(10)	Underwriting Agreement between Matthews International Funds and Foreside Funds Distributors LLC, dated April 4, 2012, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 52 on April 27, 2012.

(e)(11)	Amendment to Underwriting Agreement between Matthews International Funds and Foreside Funds Distributors LLC, dated April 30, 2013, to reflect the addition of the Matthews Asia Focus Fund and Matthews Emerging Asia Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 55 on April 30, 2013.

(e)(12)	Distribution Agreement between Matthews International Funds and Foreside Funds Distributors LLC, dated April 30, 2015, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 60 on April 30, 2015.

(e)(13)	Form of Amendment to the Distribution Agreement between Matthews International Funds and Foreside Funds Distributors LLC to reflect the addition of the Matthews Asia Value Fund is filed herewith.

(f)	Not Applicable.

(g)	Custodian Agreement with Brown Brothers Harriman & Co., dated July 20, 2007, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 32 on April 29, 2008.

(g)(1)	Amended Appendix A to Custodian Agreement with Brown Brothers Harriman & Co., dated September 15, 2008, to reflect the addition of the Matthews Asia Small Companies Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 35 on September 15, 2008.

(g)(2)	Amended Appendix A to Custodian Agreement with Brown Brothers Harriman & Co., dated November 12, 2009, to reflect the addition of the Matthews China Dividend Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 38 on November 30, 2009.

(g)(3)	Amended Appendix A to Custodian Agreement with Brown Brothers Harriman & Co., dated May 19, 2011, to reflect the addition of the Matthews China Small Companies Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 46 on May 31, 2011.

(g)(4)	Amended Appendix A to Custodian Agreement with Brown Brothers Harriman & Co., dated November 30, 2011, to reflect the addition of the Matthews Asia Strategic Income Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 50 on November 29, 2011.

(g)(5)	Futures Customer Account Agreement with HSBC Securities (USA) Inc., dated November 22, 2011, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 50 on November 29, 2011.

(g)(6)	Amended Appendix A to Custodian Agreement with Brown Brothers Harriman & Co., dated April 30, 2013, to reflect the addition of the Matthews Asia Focus Fund and Matthews Emerging Asia Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 55 on April 30, 2013.

(g)(7)	Customer Agreement for Futures Contracts with UBS Securities LLC, dated September 12, 2014, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 60 on April 30, 2015.

(g)(8)	Amended Appendix A to Custodian Agreement with Brown Brothers Harriman & Co., dated April 30, 2015, to reflect the addition of the Matthews Asia ESG Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 60 on April 30, 2015.

(g)(9)	Form of Amended Appendix A to Custodian Agreement with Brown Brothers Harriman & Co. to reflect the addition of the Matthews Asia Value Fund is filed herewith.

(h)(1)	Investment Company Services Agreement for Matthews International Funds with FPS Services, Inc., dated October 1, 1997, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 8 on December 31, 1997.

(h)(1)(i)	Amendment to Investment Company Services Agreement, dated November 11, 1997, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 8 on December 31, 1997.

(h)(1)(ii)	Amendment to Investment Company Services Agreement, dated July 31, 1998, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 16 on December 21, 2001.

(h)(1)(iii)	Amendment to Investment Company Services Agreement, dated December 30, 1998, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 16 on December 21, 2001.

(h)(1)(iv)	Amendment No. 3 to Investment Company Services Agreement, dated October 15, 1999, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 13 on December 20, 1999.

(h)(1)(v)	Amendment to Investment Company Services Agreement, dated December 1, 1999, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 13 on December 20, 1999.

(h)(1)(vi)	Amendment to Investment Company Services Agreement, dated May 1, 2001, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 16 on December 21, 2001.

(h)(1)(vii)	Anti-Money Laundering and Privacy Amendment to Investment Company Services Agreement, dated July 24, 2002, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 18 on July 18, 2003.

(h)(1)(viii)	Amendment to Investment Company Services Agreement, dated August 1, 2002, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 18 on July 18, 2003.

(h)(1)(ix)	Amendment to Investment Company Services Agreement, dated August 15, 2003, to reflect the addition of the Matthews Asia Pacific Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 20 on December 23, 2003.

(h)(1)(x)	Customer Identification Services Amendment to Investment Company Services Agreement, dated October 1, 2003, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 20 on December 23, 2003.

(h)(1)(xi)	Amended and Restated Investment Company Services Agreement, dated June 1, 2004, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 27 on October 31, 2005.

(h)(1)(xii)	Amended Schedule A to Investment Company Services Agreement, dated August 12, 2005, to reflect the addition of the Matthews India Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 27 on October 31, 2005.

(h)(1)(xiii)	Amended Schedule A to Investment Company Services Agreement, dated August 11, 2006, to reflect the addition of the Matthews Asia Dividend Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 29 on August 15, 2006.

(h)(1)(xiv)	Amendment to Investment Company Services Agreement, dated May 8, 2007, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 32 on April 29, 2008.

(h)(1)(xv)	Second Amended and Restated Investment Company Services Agreement, dated April 2, 2008, with effect from April 1, 2007, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 33 on June 18, 2008.

(h)(1)(xvi)	Services Standards related to the Second Amended and Restated Investment Company Services Agreement, dated April 2, 2008, with effect from April 1, 2007, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 33 on June 18, 2008.

(h)(1)(xvii)	Form of Amended Schedule A to Second Amended and Restated Investment Company Services Agreement, dated September 15, 2008, to reflect the addition of the Matthews Asia Small Companies Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 35 on September 15, 2008.

(h)(1)(xviii)	Amended Schedule A to Second Amended and Restated Investment Company Services Agreement, dated November 30, 2009 to reflect the addition of the Matthews China Dividend Fund, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 39 on February 26, 2010.

(h)(1)(xix)	Amended Schedule A to Second Amended and Restated Investment Company Services Agreement, effective May 21, 2011, to reflect the addition of the Matthews China Small Companies Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 48 on September 13, 2011.

(h)(1)(xx)	Amended Schedule A to Second Amended and Restated Investment Company Services Agreement, dated November 30, 2011, to reflect the addition of the Matthews Asia Strategic Income Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 50 on November 29, 2011.

(h)(1)(xxi)	Amendment to Second Amended and Restated Investment Company Services Agreement, dated January 1, 2012, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 52 on April 27, 2012.

(h)(1)(xxii)	Amended Schedule A to Second Amended and Restated Investment Company Services Agreement, dated April 30, 2013, to reflect the addition of the Matthews Asia Focus Fund and Matthews Emerging Asia Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 55 on April 30, 2013.

(h)(1)(xxiii)	Amended Schedule A to Second Amended and Restated Investment Company Services Agreement, dated April 30, 2015, to reflect the addition of the Matthews Asia ESG Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 60 on April 30, 2015.

(h)(1)(xxiv)	Form of Amended Schedule A to Second Amended and Restated Investment Company Services Agreement to reflect the addition of the Matthews Asia Value Fund is filed herewith.

(h)(2)(i)	Shareholder Services Agreement between Matthews International Funds and Matthews International Capital Management, LLC, dated April 17, 1998 and as amended April 3, 2002, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 18 on July 18, 2003.

(h)(2)(ii)	Amendment to Shareholder Services Agreement between Matthews International Funds and Matthews International Capital Management, LLC, dated August 15, 2003, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 20 on December 23, 2003.

(h)(2)(iii)	Administration and Shareholder Services Agreement between Matthews International Funds and Matthews International Capital Management, LLC, dated August 31, 2004, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 22 on October 28, 2004.

(h)(2)(iv)	Amended Schedule A to Administration and Shareholder Services Agreement between Matthews International Funds and Matthews International Capital Management, LLC, dated August 12, 2005, to reflect the addition of the Matthews India Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 27 on October 31, 2005.

(h)(2)(v)	Amended Schedule A to Administration and Shareholder Services Agreement between Matthews International Funds and Matthews International Capital Management, LLC, dated August 11, 2006, to reflect the addition of the Matthews Asia Dividend Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 29 on August 15, 2006.

(h)(2)(vi)	Amended Schedule B to Administration and Shareholder Services Agreement between Matthews International Funds and Matthews International Capital Management, LLC, dated August 11, 2006, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 30 on October 31, 2006.

(h)(2)(vii)	Amendment to Administration and Shareholder Services Agreement between Matthews International Funds and Matthews International Capital Management, LLC, dated August 31, 2007, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 32 on April 29, 2008.

(h)(2)(viii)	Amendment to Administration and Shareholder Services Agreement between Matthews International Funds and Matthews International Capital Management, LLC, dated September 15, 2008, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 35 on September 15, 2008.

(h)(2)(ix)	Amendment to Exhibit A to Administration and Shareholder Services Agreement between Matthews International Funds and Matthews International Capital Management, LLC, dated November 30, 2009, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 39 on February 26, 2010.

(h)(2)(x)	Amended Exhibit B to Administration and Shareholder Services Agreement between Matthews International Funds and Matthews International Capital Management, LLC, dated December 1, 2010, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 44 on April 29, 2011.

(h)(2)(xi)	Amendment to Administration and Shareholder Services Agreement between Matthews International Funds and Matthews International Capital Management, LLC, dated May 19, 2011, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 46 on May 31, 2011.

(h)(2)(xii)	Amendment to Administration and Shareholder Services Agreement between Matthews International Funds and Matthews International Capital Management, LLC, dated November 30, 2011, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 50 on November 29, 2011.

(h)(2)(xiii)	Amendment to Administration and Shareholder Services Agreement between Matthews International Funds and Matthews International Capital Management, LLC, dated April 30, 2013, to reflect the addition of the Matthews Asia Focus Fund and Matthews Emerging Asia Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 55 on April 30, 2013.

(h)(2)(xiv)	Amendment to Administration and Shareholder Services Agreement between Matthews International Funds and Matthews International Capital Management, LLC, dated September 1, 2013, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 57 on April 30, 2014.

(h)(2)(xv)	Amendment to Administration and Shareholder Services Agreement between Matthews International Funds and Matthews International Capital Management, LLC, effective September 1, 2014, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 60 on April 30, 2015.

(h)(2)(xvi)	Amendment to Administration and Shareholder Services Agreement between Matthews International Funds and Matthews International Capital Management, LLC, dated April 30, 2015, to reflect the addition of the Matthews Asia ESG Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 60 on April 30, 2015.

(h)(2)(xvii)	Form of Amendment to Administration and Shareholder Services Agreement between Matthews International Funds and Matthews International Capital Management, LLC to reflect the addition of the Matthews Asia Value Fund is filed herewith.

(h)(3)(i)	Operating Expenses Agreement between Matthews International Funds and Matthews International Capital Management, LLC, dated November 14, 2003, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 28 on April 28, 2006.

(h)(3)(ii)	Amendment to Operating Expenses Agreement between Matthews International Funds and Matthews International Capital Management, LLC, dated August 12, 2005, to reflect the addition of the Matthews India Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 28 on April 28, 2006.

(h)(3)(iii)	Amendment to Operating Expenses Agreement between Matthews International Funds and Matthews International Capital Management, LLC, dated August 11, 2006, to reflect the addition of the Matthews Asia Dividend Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 29 on August 15, 2006.

(h)(3)(iv)	Amendment to Operating Expenses Agreement between Matthews International Funds and Matthews International Capital Management, LLC, dated as of April 23, 2007, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 31 on April 30, 2007.

(h)(3)(v)	Amended Exhibit A to Operating Expenses Agreement between Matthews International Funds and Matthews International Capital Management, LLC, dated September 15, 2008, to reflect the addition of the Matthews Asia Small Companies Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 35 on September 15, 2008.

(h)(3)(vi)	Amendment to Operating Expenses Agreement between Matthews International Funds and Matthews International Capital Management, LLC, dated as of April 29, 2009, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 36 on April 29, 2009.

(h)(3)(vii)	Amended Exhibit A to Operating Expenses Agreement between Matthews International Funds and Matthews International Capital Management, LLC, dated November 30, 2009, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 39 on February 26, 2010.

(h)(3)(viii)	Amendment to Operating Expenses Agreement between Matthews International Funds and Matthews International Capital Management, LLC, dated May 19, 2011, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 46 on May 31, 2011.

(h)(3)(ix)	Amendment to Operating Expenses Agreement between Matthews International Funds and Matthews International Capital Management, LLC, dated November 30, 2011, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 50 on November 29, 2011.

(h)(3)(x)	Amendment to Operating Expenses Agreement between Matthews International Funds and Matthews International Capital Management, LLC, dated April 30, 2013, to reflect the addition of the Matthews Asia Focus Fund and Matthews Emerging Asia Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 55 on April 30, 2013.

(h)(3)(xi)	Amendment to Operating Expenses Agreement between Matthews International Funds and Matthews International Capital Management, LLC, effective as of May 1, 2014, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 57 on April 30, 2014.

(h)(3)(xii)	Amendment to Operating Expenses Agreement between Matthews International Funds and Matthews International Capital Management, LLC, effective as of April 30, 2015, to reflect the addition of the Matthews Asia ESG Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 60 on April 30, 2015.

(h)(3)(xiii)	Form of Amendment to Operating Expenses Agreement between Matthews International Funds and Matthews International Capital Management, LLC to reflect the addition of the Matthews Asia Value Fund is filed herewith

(h)(4)	Amended and Restated Intermediary platform fee subsidy letter agreement between Matthews International Funds and Matthews International Capital Management, LLC, effective as of March 1, 2015, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 60 on April 30, 2015.

(h)(5)	Fee waiver letter agreement between Matthews International Funds and Matthews International Capital Management, LLC, effective as of September 1, 2014, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 60 on April 30, 2015.

(i)(1)	Legal Opinion of Counsel is incorporated herein by reference to and was filed electronically with Post–Effective Amendment Nos. 13, 19, 17, 30, 35, 38, 46, 50, 55 and 60, on December 20, 1999, September 26, 2003, October 31, 2005, October 31, 2006, September 15, 2008, November 30, 2009, May 31, 2011, November 29, 2011, April 30, 2013, and April 30, 2015 respectively.

(i)(2)	Legal Opinion with respect to the Matthews Asia Value Fund to be filed by amendment.

(i)(3)	Consent of Counsel is filed herewith.

(j)	Consent of Independent Registered Public Accounting Firm to be filed by amendment.

(k)	Not Applicable.

(l)	Not Applicable.

(m)(1)	12b-1 Plan is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 13 on December 20, 1999.

(m)(2)	Distribution Plan – Class A dated August 13, 2004 is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 27 on October 31, 2005.

(n)(1)	Multiple Class Plan is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 41 on August 27, 2010.

(n)(2)	Amended Appendix A to the Multiple Class Plan is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 50 on November 29, 2011.

(n)(3)	Amended and Restated Appendix A to the Multiple Class Plan to reflect the addition of the Matthews Asia Focus Fund and Matthews Emerging Asia Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 55 on April 30, 2013.

(n)(4)	Amended and Restated Appendix A to the Multiple Class Plan, dated April 30, 2015, to reflect the addition of the Matthews Asia ESG Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 60 on April 30, 2015.

(n)(5)	Amended and Restated Appendix A to the Multiple Class Plan, to reflect the addition of the Matthews Asia Value Fund to be filed by amendment.

(o)	Reserved.

(p)(1)	Code of Ethics of Matthews International Capital Management, LLC is incorporated herein by reference to and filed electronically with Post-Effective Amendment No. 14 on October 12, 2000.

(p)(2)	Code of Ethics of Matthews International Funds is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 16 on December 21, 2001.

(p)(3)	Code of Ethics of Matthews Asian Funds and Matthews International Capital Management, LLC, dated December 15, 2003, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 20 on December 23, 2003.

(p)(4)	Code of Ethics of Matthews Asian Funds and Matthews International Capital Management, LLC, dated October 11, 2004, is incorporated herein by reference and was filed electronically with Post-Effective Amendment No. 23 on December 29, 2004.

(p)(5)	Code of Ethics of Matthews Asian Funds and Matthews International Capital Management, LLC, dated May 2005, is incorporated herein by reference and was filed electronically with Post-Effective Amendment No. 26 on August 10, 2005.

(p)(6)	Code of Ethics of Matthews Asian Funds and Matthews International Capital Management, LLC, dated June 2007, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 32 on April 29, 2008.

(p)(7)	Code of Ethics of Matthews Asia Funds and Matthews International Capital Management, LLC, dated June 1, 2009, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 37 on September 16, 2009.

(q)(1)	Power of Attorney dated, November 14, 2003, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 20 on December 23, 2003.

(q)(2)	Power of Attorney dated, January 27, 2004, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 21 on January 28, 2004.

(q)(3)	Power of Attorney dated, August 12, 2005, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 27 on October 31, 2005.

(q)(4)	Power of Attorney dated, May 25, 2006, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 29 on August 15, 2006.

(q)(5)	Power of Attorney, dated February 28, 2008, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 32 on April 29, 2008.

(q)(6)	Power of Attorney, dated February 23, 2010, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 39 on February 26, 2010.

(q)(7)	Power of Attorney, dated April 28, 2015, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 60 on April 30, 2015.

Item 29.	Persons Controlled by or Under Common Control with the Fund

In addition to the Registrant, Matthews International Capital Management, LLC (“Matthews”), or an affiliate of Matthews, also serves as the investment adviser to the following funds, each of which is under common control with the Registrant: Matthews A Share Selections Fund, LLC, a Delaware limited liability company; Matthews Asia Funds SICAV, a self-managed open-end investment company organized under the laws of Luxembourg; and Matthews Asian Selections Funds Plc, an open-end umbrella investment company organized under the laws of Ireland.

Item 30.	Indemnification

Section 10.2 of the Registrant’s Trust Instrument provides as follows:

10.2 Indemnification. The Trust shall indemnify each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties, provided that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, provided that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under this Section 10.2, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

The Trust shall indemnify officers, and shall have the power to indemnify representatives and employees of the Trust, to the same extent that Trustees are entitled to indemnification pursuant to this Section 10.2.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.

Section 10.3 of the Registrant’s Trust Instrument, incorporated herein by reference as Exhibit 1 to Post-Effective Amendment No. 5, also provides for the indemnification of shareholders of the Registrant. Section 10.3 states as follows:

10.3 Shareholders. In case any Shareholder or former Shareholder of any Series shall be held to be personally liable solely by reason of his being or having been a shareholder of such Series and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Trust and satisfy any judgment thereon from the assets of the Series.

In addition, Registrant currently has a trustees’ and officers’ liability policy covering certain types of errors and omissions. In addition, the Registrant has entered into an Indemnification Agreement with each Trustee providing for indemnification and advancement of expenses consistent with the Registrant’s Trust Instrument and applicable state and federal statutes.

Item 31.	Business and Other Connections of the Investment Adviser

The primary business activity of Matthews International Capital Management, LLC, Four Embarcadero Center, Suite 550, San Francisco, CA 94111 (“Matthews”), is to offer continuous investment management supervision to client portfolios. Matthews also acts as the global distributor of Mathews Asia Funds, SICAV, an open-end umbrella fund group organized under the laws of Luxembourg. Matthews Global Investors (Hong Kong) Limited, a Hong Kong registered broker-dealer, is a wholly owned subsidiary of Matthews that is engaged in marketing non-U.S. funds to non-U.S. investors. Matthews is registered under the Investment Advisers Act of 1940, as amended. Information as to the directors and officers of Matthews is as follows:

Name and Position with Matthews	Other Company	Position With Other Company
G. Paul Matthews Director and Managing Member	Matthews A Share Selections Fund, LLC Matthews Asian Selections Funds PLC Floor 3 Brooklawn House Crampton Ave. Ballsbridge Dublin 4, Ireland	Director Director

Mark W. Headley Director, Chairman and Managing Member	N/A

William J. Hackett Chief Executive Officer, President and Secretary	Matthews A Share Selections Fund, LLC Matthews Asian Selections Funds PLC Floor 3 Brooklawn House Crampton Ave. Ballsbridge Dublin 4, Ireland	President Director

	Matthews Asia Funds SICAV 6, route de Treves L-2633 Senningerberg Grand Duchy of Luxembourg	Director

	Matthews Global Investors S.à r.l. 19, rue de Bitbourg L-1273 Luxembourg Grand Duchy of Luxembourg	Director

	Matthews Global Investors (Hong Kong) Limited Two Pacific Place Hong Kong SAR	Director

David A Hartley Chief Financial Officer	N/A

Robert Horrocks Chief Investment Officer and Portfolio Manager	Matthews Global Investors (Hong Kong) Limited	Registered Officer

John P. McGowan Senior Vice President of Business Administration	Matthews A Share Selections Fund, LLC Matthews Asian Selections Funds PLC Floor 3 Brooklawn House Crampton Ave. Ballsbridge Dublin 4, Ireland	Vice President and Secretary Director

	Matthews Asia Funds SICAV 6, route de Treves L-2633 Senningerberg Grand Duchy of Luxembourg	Director

	Matthews Global Investors S.à r.l. 19, rue de Bitbourg L-1273 Luxembourg Grand Duchy of Luxembourg	Director

David Monroe General Counsel	Nikko Asset Management, Co., Ltd. Midtown Tower 9-7-1 Akasaka, Minato-ku Tokyo, 107-6242, Japan	Chief Legal Officer

Timothy B. Parker Director, International Strategy, Product and Operations	Matthews A Share Selections Fund, LLC Matthews Asia Funds SICAV 6, route de Treves L-2633 Senningerberg Grand Duchy of Luxembourg	Vice President and Assistant Secretary Director and Conducting Officer

	Matthews Global Investors S.àr.l. 19, rue de Bitbourg L-1273 Luxembourg Grand Duchy of Luxembourg	Director

	Matthews Global Investors (Hong Kong) Limited Two Pacific Place Hong Kong SAR	Director

	Matthews Global Investors (US) LLC Four Embarcadero Center, Suite 550 San Francisco, CA 94111	Managing Member

	Matthews Global Investors (UK) Ltd 7 Welbeck Street London, United Kingdom W19 9YE	Director

Manoj Pombra Chief Compliance Officer Money Laundering Officer	N/A

James E. Walter Executive Vice President	N/A

Jeffrey D. Lovell Director	Lovell Minnick Partners, LLC The Plaza at Continental Park 2141 Rosecrans Avenue Suite 5150 El Segundo, CA 90245	Chairman

	Duff & Phelps Corp. 55 East 52nd Street 31st Floor New York, NY 10055	Director

	Leerink Swann Holdings LLC One Federal Street 37th Floor Boston, MA 02110	Director

	Mercer Advisors Inc. 7201 East Princess Blvd. Scottsdale, AZ 85255	Director

Christopher J. Carey Director	City National Bank 555 South Flower Street Los Angeles, CA 90071	Chief Financial Officer

Item 32.	Principal Underwriters

(a)	Foreside Funds Distributors LLC, principal underwriter of the Trust in the United States (the “U.S. Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1. Aston Funds

2. E.I.I. Realty Securities Trust

3. FundVantage Trust

4. GuideStone Funds

5. Kalmar Pooled Investment Trust

6. Matthews International Funds (d/b/a Matthews Asia Funds)

7. Metropolitan West Funds

8. The Motley Fool Funds Trust

9. New Alternatives Fund

10. Old Westbury Funds, Inc.

11. The RBB Fund, Inc.

12. Stratton Mid Cap Value Fund, Inc. (f/k/a Stratton Multi-Cap Fund, Inc.)

13. Stratton Real Estate Fund, Inc.

14. The Stratton Funds, Inc.

15. The Torray Fund

16. Versus Capital Multi-Manager Real Estate Income Fund LLC (f/k/a Versus Global Multi-Manager Real Estate Income Fund LLC)

(b)(1)	The following are the Officers and Managers of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is 899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312.

Name	Address	Position with Underwriter	Position with Registrant
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	President	None

Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President, Treasurer and Manager	None

Susan K. Moscaritolo	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President and Chief Compliance Officer	None

Lisa S. Clifford	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Managing Director of Compliance	None

Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None

Paula R. Watson	Three Canal Plaza, Suite 100, Portland, ME 04101	Assistant Secretary	None

(b)(2) The Latin American Distributor is an exempted company limited by shares organized under the laws of the Cayman Islands, with its registered office at the offices of Codan Trust Company (Cayman) Limited, Cricket Square, Hutchins Drive, P.O. Box 2681, Grand Cayman, KY1-1111, Cayman Islands. The partners of HMC Partners are Felipe Held and Ricardo L. Morales and they hold no position or office with the Trust.

The following is a list of the directors and executive officers of the Latin American Distributor:

Board of Directors of the Latin American Distributor:

Name	Position(s) with Latin American Distributor	Effective Date
Ricardo L. Morales	Director	October 7, 2008
Felipe Held	Director	October 7, 2008

Officers of the Latin American Distributor:

Name	Position(s) with Latin American Distributor	Effective Date
Ricardo L. Morales	Managing Director	October 7, 2008
Felipe Held	Managing Director	October 7, 2008
Patricio Salazar Diaz	Chief Operating Officer	September 1, 2009

(c) Not Applicable

Item 33.	Location of Accounts and Records

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

(a)	With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(i)(a) and (b); (3); (6); (8); (12); and 31a-1(d), the required books and records will be maintained at the offices of Registrant’s Custodian:

Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109-3661.

(b)	With respect to Rules 31a-1(a); 31a-1(b)(2)(i)(c), (d), (e) and (f); (4); and 31a-1(f), the required books and records are maintained at the offices of Registrant’s Administrator, Transfer Agent and Fund Accounting Services Agent:

BNY Mellon Investment Servicing (US) Inc., 760 Moore Road, King of Prussia, PA 19406-0903.

(c)	With respect to Rules 31a-1(b)(4), (5), (6), (9), (10) and (11) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant’s Advisor:

Matthews International Capital Management, LLC, Four Embarcadero Center, Suite 550, San Francisco, CA 94111

(d)	With respect to Rule 31a-1(f), the required books and records are maintained at Registrant’s agent:

Omgeo LLC, 22 Thompson Place, Boston, MA 02210

Item 34.	Management Services

Not Applicable.

Item 35.	Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant has duly caused this Post-Effective Amendment No. 62 to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of San Francisco, and State of California on the day of September 16, 2015.

Matthews International Funds

By:	/s/ William J. Hackett
William J. Hackett, President

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 62 to the Registrant’s Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Signature	Title	Date

/s/ William J. Hackett William J. Hackett	Trustee and President	September 16, 2015

/s/ Shai Malka Shai Malka	Treasurer	September 16, 2015

Jonathan F. Zeschin* Jonathan F. Zeschin	Trustee	September 16, 2015

Gale K. Caruso* Gale K. Caruso	Trustee	September 16, 2015

Christopher F. Lee* Christopher F. Lee	Trustee	September 16, 2015

Richard K. Lyons* Richard K. Lyons	Trustee	September 16, 2015

G. Paul Matthews* G. Paul Matthews	Trustee	September 16, 2015

Rhoda Rossman* Rhoda Rossman	Trustee	September 16, 2015

Toshi Shibano* Toshi Shibano	Trustee	September 16, 2015

* By:	/s/ John P. McGowan
as Attorney-in-Fact and Agent pursuant to Power of Attorney

MATTHEWS INTERNATIONAL FUNDS

N-1A

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

(d)(15)	Form of Amendment to the Investment Advisory Agreement between Matthews International Capital Management, LLC and Matthews International Funds

(e)(13)	Form of Amendment to the Distribution Agreement between Matthews International Funds and Foreside Funds Distributors LLC

(g)(9)	Form of Amended Appendix A to Custodian Agreement with Brown Brothers Harriman & Co.

(h)(1)(xxiv)	Form of Amended Schedule A to Second Amended and Restated Investment Company Services Agreement

(h)(2)(xvii)	Form of Amendment to Administration and Shareholder Services Agreement between Matthews International Funds and Matthews International Capital Management, LLC

(h)(3)(xiii)	Form of Amendment to Operating Expenses Agreement between Matthews International Funds and Matthews International Capital Management, LLC

(i)(3)	Consent of Counsel